      Filed with the Securities and Exchange Commission on April 10, 2015
                                                    REGISTRATION NO. 333-184542
                                           INVESTMENT COMPANY ACT NO. 811-07975

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 7
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on            pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on            pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Flexible Premium Deferred Annuity


PROSPECTUS: April 27, 2015


This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"), which we refer to as the Prudential Defined Income Variable Annuity ("Annuity"). The Annuity will be offered as an individual annuity contract. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may impose restrictions (e.g., maximum issue age). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract described in this prospectus are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

THE SUB-ACCOUNT

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-account are held. Currently only one Sub-account is available under the Annuity. The Sub-account offered in connection with the Annuity of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in the AST Multi-Sector Fixed Income Portfolio ("Portfolio"), a series of the Advanced Series Trust mutual fund.

PLEASE READ THIS PROSPECTUS


This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual fund. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan. This prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate and Income Percentage Rates. Also, the Defined Income Benefit is neither optional nor revocable.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life of New Jersey annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life of New Jersey annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How to Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

--------------------------------------------------------------------------------
THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          www.prudentialannuities.com


Prospectus Dated: April 27, 2015  Statement of Additional Information Dated: April 27, 2015




       PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
                ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                                   CONTENTS


 GLOSSARY OF TERMS.........................................................  1
 SUMMARY OF CONTRACT FEES AND CHARGES......................................  3
 EXPENSE EXAMPLES..........................................................  5
 SUMMARY...................................................................  6
 INVESTMENT OPTION.........................................................  8
    VARIABLE INVESTMENT OPTION.............................................  8
 DEFINED INCOME BENEFIT....................................................  9
 PURCHASING YOUR ANNUITY................................................... 15
    REQUIREMENTS FOR PURCHASING THE ANNUITY................................ 15
    SETTING UP YOUR ANNUITY................................................ 16
    RIGHT TO CANCEL........................................................ 17
 MANAGING YOUR ANNUITY..................................................... 18
    CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS................ 18
 MANAGING YOUR ACCOUNT VALUE............................................... 20
    FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.. 20
 ACCESS TO YOUR ACCOUNT VALUE.............................................. 21
    TYPES OF DISTRIBUTIONS AVAILABLE TO YOU................................ 21
    SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION
      PERIOD............................................................... 21
    SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
      REVENUE CODE......................................................... 21
    REQUIRED MINIMUM DISTRIBUTIONS......................................... 22
 SURRENDERS................................................................ 24
    SURRENDER VALUE........................................................ 24
    MEDICALLY-RELATED SURRENDERS........................................... 24
 ANNUITY OPTIONS........................................................... 25
    TRADITIONAL ANNUITY PAYMENT OPTIONS.................................... 26
 DEATH BENEFIT............................................................. 27
    DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT......................... 27
    DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT........... 27
    GENERAL DEATH BENEFIT PROVISIONS....................................... 27
    SPOUSAL CONTINUATION OF YOUR ANNUITY................................... 28
    PAYMENT OF DEATH BENEFITS.............................................. 29
 FEES, CHARGES AND DEDUCTIONS.............................................. 30
    TRADITIONAL ANNUITY PAYMENT OPTION CHARGES............................. 32
    EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES.............................. 32
 VALUING YOUR INVESTMENT................................................... 33
    VALUING THE SUB-ACCOUNT................................................ 33
    PROCESSING AND VALUING TRANSACTIONS.................................... 33
 TAX CONSIDERATIONS........................................................ 35
 OTHER INFORMATION......................................................... 45
    PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT...................... 45
    LEGAL STRUCTURE OF THE UNDERLYING FUND................................. 47


                                      (i)

    DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY..........  48
    FINANCIAL STATEMENTS...................................................  51
    INDEMNIFICATION........................................................  51
    LEGAL PROCEEDINGS......................................................  51
    CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION....................  52
    HOW TO CONTACT US......................................................  52
 APPENDIX A - ACCUMULATION UNIT VALUES..................................... A-1
 APPENDIX B - DEFINED INCOME BENEFIT SAMPLE CALCULATIONS................... B-1


                                     (ii)

                               GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-account on any Valuation Day.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Annuitant: The natural person upon whose life annuity payments made to the Owner are based.


Annuitization: Annuitization is the process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.


Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Deferred Sales Charge ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or any portion of a Lifetime Withdrawal that exceeds the Guaranteed Income Amount for that Annuity Year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years.

First Death: The first of the Spousal Designated Lives to die, provided they are each other's spouse at that time.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.


Guaranteed Income Amount ("GIA"): This is the annual amount of income you are eligible to receive for life under the "Defined Income Benefit." The initial Guaranteed Income Amount is determined by multiplying the applicable Income Percentage by the Account Value on the Issue Date.


Income Growth Rate: The Income Growth Rate is the guaranteed compounded rate of return credited to your Guaranteed Income Amount up until your first Lifetime Withdrawal. The Income Growth Rate is set at Annuity issue, and will not change for the life of your Annuity.


Income Percentage: The Income Percentage is used to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives on the date each Purchase Payment is allocated to the annuity. The income percentages are set at Annuity issue and will not change for the life of your Annuity.


Investment Option: The Sub-account as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.


Lifetime Withdrawal: Any withdrawal of assets from your Annuity that you do not designate as a Non-Lifetime Withdrawal under the Guaranteed Income Amount. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals will be deemed to be Lifetime Withdrawals.


Non-Lifetime Withdrawal: A withdrawal of assets from your Annuity that you elect and designate as such by you.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Remaining Designated Life: A natural person who must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life upon the earlier of the First Death, provided that they are each other's spouses at that time, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect.

Separate Account: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see "How to Contact Us" later in this prospectus for the Service Office address.

Single Designated Life: The natural person who is the measuring life for the Defined Income Benefit that is designated at purchase of the annuity and cannot be changed for the life of the contract.

Spousal Designated Lives: The natural persons who are the measuring lives for the Defined Income Benefit that are designated at purchase of the annuity and cannot be changed for the life of the contract.

Sub-Account: A division of the Separate Account.

Surrender Value: The Account Value, less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.

Unit: A share of participation in the Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

we, us, our: Pruco Life Insurance Company of New Jersey.

you, your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity.

The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, or take a partial withdrawal.

                      ANNUITY OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/

                                              Percentage Applied Against Purchase Payment
Age of Purchase Payment Being Withdrawn                     being Withdrawn
---------------------------------------       -------------------------------------------
Less than 1 year old                                              7.0%
1 year old or older, but not yet 2 years old                      7.0%
2 year old or older, but not yet 3 years old                      6.0%
3 year old or older, but not yet 4 years old                      6.0%
4 year old or older, but not yet 5 years old                      5.0%
5 year old or older, but not yet 6 years old                      5.0%
6 year old or older, but not yet 7 years old                      5.0%
7 years old or older                                              0.0%

1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

The following table describes the fees and charges that you will pay periodically during the time that you own your Annuity, not including the underlying portfolio annual fees and expenses.

                           PERIODIC FEES AND CHARGES

     Annual Maintenance Fee /2/      Lesser of $50 or 2% of Account Value

                       ANNUALIZED INSURANCE FEES/CHARGES

              (assessed daily as a percentage of the Sub-account)


                                                 MAXIMUM   CURRENT
              Mortality & Expense Risk Charge    0.95%      0.95%
              Administration Charge              0.15%      0.15%
              Defined Income Benefit Charge/3/   1.50% /4/  0.80%
              Total Insurance Charge /5/         2.60% /4/  1.90%


2 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

3 The charge for the Defined Income Benefit covers the Guaranteed Income Amount and will continue to apply after annuity payments begin until the Annuity is fully surrendered, a death benefit is payable, or Traditional Annuity Payments begin.
4 The Defined Income Benefit Charge may be increased one or more times on or after the 7/th/ anniversary of the Issue Date up to the maximum annual rate of 1.50%. We will notify you in advance of any change to the charge and you will be given the opportunity to "opt-out" of any charge increase subject to certain conditions.
5 The Insurance Charge has three components: (1) a Mortality & Expense Risk Charge (2) an Administration Charge, and (3) a Defined Income Benefit Charge. The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed.

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the total annual operating expenses charged by the underlying mutual fund ("Portfolio") that you may pay periodically during the time that you own your Annuity. There is only one Portfolio offered in the Annuity. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. See the prospectus or statement of additional information of the underlying Portfolio for further details. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.



         Total Annual Underlying Portfolio Operating Expenses  0.79%/*/



* This expense does not include the impact of any applicable contractual waivers or fee reimbursements.


                     UNDERLYING PORTFOLIO ANNUAL EXPENSES

    (as a percentage of the average net assets of the underlying Portfolio)


                                                                            Total
                                                             Distribution  Annual
                                                                and/or    Portfolio
                                         Management  Other   Service Fees Operating
                                            Fees    Expenses (12b-1 fees) Expenses
                                         ---------- -------- ------------ ---------
Advanced Series Trust
AST Multi-Sector Fixed Income Portfolio     0.67%     0.02%      0.10%      0.79%

                               EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuity contracts. Below are examples showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges as described in "Summary of Contract Fees and Charges."

      .   Maximum Total Insurance Charge

      .   Contingent Deferred Sales Charge (if applicable)

      .   Annual Maintenance Fee

The examples also assume the following for the period shown:


      . Investment of Account Value in the Sub-account, with the total operating expenses (before any fee waiver or expense reimbursement) remaining the same each year.

      .   You make no withdrawals of your Account Value.

      .   No tax charge applies.


Amounts shown in the examples are rounded to the nearest dollar.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIO.

If you surrender your Annuity at the end of the applicable time period:


                          1 yr   3 yrs  5 yrs  10 yrs
                          ----   ------ ------ ------
                          $1,088 $1,781 $2,499 $4,158


If you do not surrender your Annuity, or if you annuitize your Annuity:


                           1 yr 3 yrs  5 yrs  10 yrs
                           ---- ------ ------ ------
                           $388 $1,181 $1,999 $4,158




                           ACCUMULATION UNIT VALUES

Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the Annuity.

Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in an "underlying" mutual fund.

Generally speaking, variable annuities are investments designed to be held for the long term. Working with your Financial Professional, you should carefully consider whether a variable annuity is appropriate for you, given your life expectancy, need for income, and other pertinent factors.

Investment Option: The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the AST Multi-Sector Fixed Income Portfolio, an underlying mutual fund of Advanced Series Trust. The underlying mutual fund is described in its own prospectus, which you should read before investing. There is no assurance that the Investment Option will meet its investment objective.

Please note that the Annuity has only the one Investment Option; the AST Multi-Sector Fixed Income Portfolio, which seeks to maximize total return consistent with the preservation of capital. The Annuity does not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.

Please see "Investment Option," and "Managing Your Account Value" for information.


Living Benefit: The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee you the ability to take a certain annual withdrawal until the death of a certain designated life (or lives) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. Payments are available as an income option (the "Guaranteed Income Option"). The Defined Income Benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount, subject to its terms.

While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity if you anticipate changing the Owner/Annuitant designations. Please see "Change of Owner, Annuitant and Beneficiary Designations" and "Termination of Benefits" for more information. The Defined Income Benefit is neither optional nor revocable.


Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

               Minimum Age for Maximum Age for Minimum Initial Initial Purchase Initial Purchase Purchase Payment
               ---------------- ---------------- ----------------
                       45              85            $25,000

We limit additional Purchase Payments to the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments to the Annuity. If we exercise this right, your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guaranteed Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans.

The "Minimum Age for Initial Purchase" applies to the age of the Designated Life or youngest age of the Spousal Designated Lives, and the "Maximum Age for Initial Purchase" applies to the age of the Designated Life or oldest of the Spousal Designated Lives as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

Please see "Requirements for Purchasing One of the Annuities" for more detail.

Access To Your Money: You can receive income by taking withdrawals or electing Traditional Annuity Payments. Withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). If you elect to receive Traditional Annuity Payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs as described in "Annuity Options" later in this prospectus.

Under the Defined Income Benefit, you can elect to receive guaranteed lifetime income under the Guaranteed Income Amount Option. Taking lifetime income is different from receiving income through Traditional Annuity Payments over your lifetime. Under the Defined Income Benefit, you will receive fixed payments for life that are based on an income percentage and income growth rate at the time you purchase your Annuity. You will also have the ability to fully surrender at any time. Payments under the Defined Income Benefit are not subject to a Contingent Deferred Sales Charge. Please see the "Defined Income Benefit" section of this prospectus for further details on these payout options.


Death Benefit: During the Accumulation Period, you may name a Beneficiary(ies) to receive the proceeds of your Annuity upon your death provided you still have an Account Value. Your Death Benefit must be distributed within the time period required by the tax laws.

Please see "Death Benefit" for more information


Fees and Charges: The Annuity, including the living benefit, is subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolio.


What does it mean that your Annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.


Other Information: Please see the section entitled "Other Information" for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying fund.

                               INVESTMENT OPTION

The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the underlying Portfolio whose share price generally fluctuates each Valuation Day. You bear the investment risk for amounts allocated to the Sub-account. If in the future we make two or more Investment Options available under the Annuity, we may allow transfer privileges and we may impose transfer restrictions and transfer fees. In addition, if we make more than one Investment Option available with the Annuity, we may impose investment restrictions and/or conditions on Purchase Payments or allocations to one or more Investment Options.

Because one Investment Option is currently available under the Annuity, an investment in the Annuity involves certain additional limitations and risks. For example, the Annuity does not provide a diverse set of investment choices providing the option to allocate your Purchase Payments or Account Value among a variety of investment choices with different investment styles, objectives, strategies and risks. The performance of your Account Value will depend entirely on the performance of the one underlying Portfolio. The Annuity currently does not offer certain standard investment product features such as portfolio rebalancing, dollar-cost-averaging or transfer privileges. An investment in the Annuity, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor's overall portfolio of investments. The Annuity may not be suitable for all investors. You may want to consult with your Financial Professional to determine if this Annuity is suitable for you.

VARIABLE INVESTMENT OPTION: The Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). The Sub-account invests exclusively in the AST Multi-Sector Fixed Income Portfolio. You should carefully read the prospectus for the AST Multi-Sector Fixed Income Portfolio.


In the table that follows, all Portfolio names include the prefix "AST," which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey ("Affiliated Portfolios"). Pruco Life of New Jersey and its affiliates ("Prudential Companies") receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer Portfolios managed by certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which Portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all AST Portfolios benefit us financially. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

The investment objective, and name of the advisor/sub-advisor for the Portfolio appears in the table below.



 PORTFOLIO                        INVESTMENT                PORTFOLIO
 NAME                             OBJECTIVES              SUBADVISER(S)
 ---------                 ------------------------  ------------------------
  AST Multi-Sector Fixed   Seeks to maximize total    Prudential Investment
      Income Portfolio     return, consistent with       Management, Inc.
                             the preservation of
                           capital. Total return is
                             comprised of current
                              income and capital
                                appreciation.

                            DEFINED INCOME BENEFIT


The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime ("Single Designated Life"), or over your and your spouse's lives ("Spousal Designated Lives"). Generally, if your Account Value is reduced to zero and you meet certain requirements, we pay a remaining value, as described below under "Guaranteed Income Amount." This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount (described below), subject to the terms of the benefit. The Defined Income Benefit is part of your Annuity and is not an optional benefit and may not be revoked. You may not terminate the Defined Income Benefit. The Defined Income Benefit will terminate only upon specified events (see "Termination of the Benefit," below).

When you purchase the Annuity, you must make a permanent decision whether you wish to own the Single or Spousal version of the Defined Income Benefit. Based upon your decision, the Defined Income Benefit guarantees the ability to withdraw the Guaranteed Income Amount. Each Annuity Year, you may withdraw this amount until the death of the Single Designated Life or Remaining Designated Life regardless of the impact of Sub-account performance on the Account Value. The Defined Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Please see below under "Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount," and "Impact of Lifetime Withdrawals on the Guaranteed Income Amount."

The Defined Income Benefit's Rate Sheet Prospectus Supplement

The current Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in the Rate Sheet Prospectus Supplement. The applicable Rate Sheet Prospectus Supplement is attached to the prospectus you receive at the time you purchase your Annuity. Rates and effective dates reflected in the Rate Sheet Prospectus Supplement each month replace and supersede those reflected in any prior month's Rate Sheet Prospectus Supplement. Please refer to the dates on the Rate Sheet Prospectus Supplement at the time you purchase the annuity. If the dates on the Rate Sheet Prospectus Supplement have expired, we will deliver the current Rate Sheet Prospectus Supplement to you.

Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your application must be signed and received by us in Good Order within the stated time period during which such rates will be applicable. The rates applicable to your Annuity will not change for the life of your Annuity. This means that the Income Growth Rate and Income Percentages for your Annuity will not change once established. Rates reflected in any Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your Annuity application and the date we receive it in Good Order will not apply to your Annuity. You should not purchase the Annuity without first obtaining the applicable Rate Sheet Prospectus Supplement, containing the available Income Growth Rate and Income Percentages applicable at the time.

Please see Appendix B to this Prospectus for examples demonstrating how the Guaranteed Income Amount is calculated using various, assumed Income Growth Rates and Income Percentages. The examples are purely hypothetical and are intended to illustrate how we would determine the Guaranteed Income Amount for an Annuity. Your Guaranteed Income Amount would be different than the examples in the Appendix depending on the Income Growth Rate and Income Percentages effective at the time you signed your application, your age at the time the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or the spousal version of the Defined Income Benefit. For more information about currently available Income Percentages and Income Growth Rates, please see the current Rate Sheet Prospectus Supplement.

The Guaranteed Income Amount Option

This option is available for both non-qualified and qualified annuities.


You are guaranteed to be able to withdraw the Guaranteed Income Amount for the lifetime of the designated life (or lives) provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See "Living Benefit - Owner, Annuitant and Beneficiary Designations" below for details regarding the designated life (or lives).) Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income ("Guarantee Payments"). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Guaranteed Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit (and the Death Benefit would not be payable upon death). In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

Please note that your Account Value is not guaranteed, can fluctuate and may lose value.

Guaranteed Income Amount

The initial Guaranteed Income Amount is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. The applicable Income Percentage is based on the age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the Issue Date.

On each Valuation Day thereafter, until the date of the first Lifetime Withdrawal, the Guaranteed Income Amount is equal to:

      . the Guaranteed Income Amount on the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of the Income Growth Rate for each calendar day between the Prior Valuation Day and the Current Valuation Day,


      . reduced for any Non-Lifetime Withdrawals and increased for any Purchase Payments, if any, made on the Current Valuation Day, as described in the "Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount" and "Additional Purchase Payments(s)" sections below.

Once you have taken the first Lifetime Withdrawal, in any Annuity Year, the remaining Guaranteed Income Amount for that Annuity Year is reduced for Lifetime Withdrawals and increased for Purchase Payments as described in the "Impact of Lifetime Withdrawals on the Guaranteed Income Amount" and "Additional Purchase Payment(s)" sections below. However, once you have made the first Lifetime Withdrawal, the Guaranteed Income Amount will no longer increase based on the Income Growth Rate and will not increase due to fluctuations in your Account Value. On each anniversary of the Issue Date, your remaining Guaranteed Income Amount is increased to equal your then current Guarantee Income Amount. Lifetime Withdrawals that exceed the Guaranteed Income Amount in an Annuity Year will be considered Excess Income and will proportionally reduce the Guaranteed Income Amount available for future Annuity Years.


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, as specified in the applicable Rate Sheet Prospectus Supplement.

If you are receiving this prospectus as a current Owner of the Annuity, for the Income Growth Rate and Income Percentages that apply to your Annuity, please refer to your Annuity contract. Also, we maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.

Additional Purchase Payment(s):

You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments. Additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Purchase Payment we accept by the applicable Income Percentage. The applicable Income Percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. If this Defined Income Benefit has been issued on a Spousal Designated Lives basis, and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.

Please see "Purchasing Your Annuity - Purchase Payment Limitation" below.


Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals as a Non-Lifetime Withdrawal before you take your first Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. Non-Lifetime Withdrawals that are not Required Minimum Distribution amounts are subject to any applicable Contingent Deferred Sales Charge. There is no limit on the number of Non-Lifetime Withdrawals that you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

Impact of Lifetime Withdrawals on the Guaranteed Income Amount: Any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Guaranteed Income Amount, they will not reduce your Guaranteed Income Amount in subsequent Annuity Years and you cannot carry over the unused portion of the Guaranteed Income Amount to subsequent Annuity Years. Such withdrawals are not subject to Contingent Deferred Sales Charges, are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.


All or any portion of a Lifetime Withdrawal that exceeds the Guaranteed Income Amount for that Annuity Year, called "Excess Income," will impact the value of the benefit, including a permanent reduction in future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately subsequent to the withdrawal of any Guaranteed Income Amount and prior to the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request). Each withdrawal of Excess Income is subject to any applicable Contingent Deferred Sales Charge.


In general, withdrawals made from the Annuity during an Annuity Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section.

For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled "Examples of Withdrawals Under the Guaranteed Income Amount Option."


Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not increased in subsequent Annuity Years if you decide not to take a Lifetime Withdrawal in an Annuity Year or take Lifetime Withdrawals in an Annuity Year that, in total, are less than the Guaranteed Income Amount.


You may use the systematic withdrawal program to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal, will be deemed a Lifetime Withdrawal under this benefit).

The Guaranteed Income Amount does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value (see "Surrender Value" below for more detail). Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.


Please note that there is a possibility you may pass away before receiving lifetime payments from the Defined Income Benefit, or may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit. However when you pass away, your beneficiaries may receive a death benefit as described in this prospectus. Please see "Death Benefit" in the prospectus. If you purchased the spousal version of this Annuity, then your spousal designated life will have the option to continue the Annuity provided he/she is the sole primary beneficiary and opts to receive the Guaranteed Income Amount.


Account Value is Reduced to Zero under the Guaranteed Income Amount Option

To the extent that your Account Value was reduced to zero as a result of withdrawals in an Annuity Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Guaranteed Income Amount for the Annuity Year. Thus, in that scenario, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Guaranteed Income Amount as described in this section. We will make payments until the death of the Single Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of the Remaining Designated Life, as applicable. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. If you take a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) that reduces your Account Value to Zero or if you take a Non-Lifetime Withdrawal that reduces your Account Value to Zero, the Annuity terminates and we will pay no additional amounts to you.

Unless you request an alternate mode of payment we make available, we make such Guarantee Payments once each Annuity Year.

We will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Annuity Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

..   a joint life and last survivor fixed annuity if both Spousal Designated
    Lives are living and each other's spouse when Guarantee Payments would begin, or

..   a single life fixed annuity if there is a Remaining Designated Life under this Rider, or if the Defined Income Benefit was issued with a Single Designated Life.

We use the same basis that is used to calculate the guaranteed annuity rates in the Annuity.

Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as guarantee payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. If your Account Value is reduced to zero due to withdrawals of Excess Income or annuitization, any Death Benefit value, including the Return of Purchase Payments Amount, will terminate and no Death Benefit amount is payable. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Guaranteed Income Amount or less than or equal to, your Guaranteed Income Amount. (See "Death Benefits" for more information.)

In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments and a Death Benefit. Please see the "Annuity Options - Annuity Payments under the Defined Income Benefit" section below for a description of annuity options that apply under the Defined Income Benefit. Please see the "Death Benefit - Return of Purchase Payments Death Benefit" section below for a description of the Return of Purchase Payments Death Benefit that applies under the Defined Income Benefit.

Example of Withdrawals Under the Guaranteed Income Amount


Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:


..   The Issue Date is November 1/st/

..   The first withdrawal is a Lifetime Withdrawal under the Guaranteed Income
    Amount

..   On October 24/th/ of the following calendar year, $2,500 is withdrawn from the Annuity

..   On October 29/th/ of the same year, $5,000 is also withdrawn from the
    Annuity,


Example of dollar-for-dollar reductions


On October 24th, Guaranteed Income Amount is $6000. The Return of Purchase Payment Death Benefit Amount is $115,420. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Annuity Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500) and the Return of Purchase Payment Death Benefit Amount ($115,420 less $2,500 = $112,920).


Example of proportional reductions


Continuing the previous example, when the withdrawal of $5,000 occurs on October 29/th/, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Annuity Year to $0 and the Return of Purchase Payment Death Benefit Amount to $109,420 ($112,920 less $3,500 = $109,420). The remaining withdrawal amount of $1,500 reduces the Guaranteed Income Amount in future Annuity Years and the Return of Purchase Payment Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Guaranteed Income Amount and the Return of Purchase Payment Death Benefit Amount).


Here is the calculation:

 Account Value before Lifetime Withdrawal                          $118,000.00
 Less amount of "non" Excess Income                                $  3,500.00
 Account Value immediately before Excess Income of $1,500          $114,500.00
 Excess Income amount                                              $  1,500.00
 Ratio                                                                    1.31%
 Guaranteed Income Amount                                          $  6,000.00
 Less ratio of 1.31%                                               $     78.60
 Guaranteed Income Amount for future Annuity Years                 $  5,921.40
 Return of Purchase Payment Death Benefit Amount after "non"
   Excess Income                                                   $109,420.00
 Less ratio of 1.31%                                               $  1,433.40
 Return of Purchase Payment Death Benefit Amount after Excess
   Income                                                          $107,986.60

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:


..   The Issue Date is December 3/rd/

..   On October 3/rd/ of the following calendar year, the Guaranteed Income
    Amount is $6,000, the Return of Purchase Payment Death Benefit Amount is $115,420, and the Account Value is $120,000.

..   Also on that same October 3/rd/, $15,000 is withdrawn from the Annuity and is designated as a Non-Lifetime Withdrawal.

All guarantees associated with the Annuity will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

 Withdrawal amount                                                 $ 15,000.00
 Divided by Account Value before withdrawal                        $120,000.00

 Equals ratio                                                             12.5%
 All guarantees will be reduced by the above ratio (12.5%)
 Guaranteed Income Amount before Non-Lifetime withdrawal           $  6,000.00
 Less ratio of 12.5%                                               $    750.00
 Guaranteed Income Amount for future Annuity Years                 $  5,250.00
 Return of Purchase Payment Death Benefit Amount before
   Non-Lifetime withdrawal                                         $115,420.00

 Less ratio of 12.5%                                               $ 14,427.50
 Return of Purchase Payment Death Benefit Amount after
   Non-Lifetime withdrawal                                         $100,992.50

When you make a partial withdrawal that is subject to a CDSC and/or tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the CDSC and/or tax withholding, to determine whether your withdrawal has exceeded the Guaranteed Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any CDSC and/or tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Guaranteed Income Amount (if any) would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any CDSC and/or tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any CDSC and/or tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the CDSC and/or tax withholding) that exceeds your Guaranteed Income Amount will be treated as Excess Income - thereby reducing your Guaranteed Income Amount in subsequent years. You should carefully consider whether you should take a net withdrawal because it may negatively impact your Defined Income Benefit. Net withdrawals are not available for withdrawals of your Guaranteed Income Amount through our systematic withdrawal program.



Other Important Considerations

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after you purchase the Annuity, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.


..   The current annualized charge for the Defined Income Benefit is 0.80% of the average daily net assets of the Sub-account. You will begin paying this charge on the Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. We may increase the Defined Income Benefit Charge one or more times at any time on or after the 7/th/ anniversary of your Issue Date. The maximum annualized charge for the Defined Income Benefit is 1.50% of the average daily net assets of the Sub-account. We will notify you in advance of any change in the charge. Please see "Fees, Charges and Deductions" later in this Prospectus for more information on the "opt-out" process.


Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.

Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Single Designated Life, at least one of the Spousal Designated Lives, or the Remaining Designated Life is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Single Designated Life, at least one of the Spousal Designated Lives or the Remaining Designated Life. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.

Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Single Designated Life or the Remaining Designated Life.

Termination of the Defined Income Benefit


You may not elect to cancel the Defined Income Benefit.

The benefit automatically terminates upon the first to occur of the following:

(i)your surrender of the Annuity;

(ii)when annuity payments begin (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(iii)our receipt of Due Proof of Death of the First Death who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(iv)our receipt of Due Proof of Death of the Owner (or the Annuitant, if the Annuity is entity owned) and there is still an Account Value available in the Annuity and the surviving Spouse is not eligible to continue the benefit because such Spouse is not a Spousal Designated Life;

(v)the date of receipt of Due Proof of Death of the Single Designated Life or the Remaining Designated Life if a Death Benefit is payable under the Defined Income Benefit;

(vi)the date of death of the Single Designated Life or the Remaining Designated Life when Account Value is reduced to zero as of the date of death;

(vii)both the Account Value and Guaranteed Income Amount equal zero; or

(viii)we process a request to change the Annuitant, Owner or Beneficiary in the certain situations that would cause termination, as discussed in the "Change of Owner, Annuitant, and Beneficiary Designations" section of this Prospectus.

Additional Tax Considerations


If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                            PURCHASING YOUR ANNUITY

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the Annuity and/or acceptance of Purchase Payments. All such conditions are described below.


Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, while the Single Designated Life or Spousal Designated Lives, each, are not younger than 45 or older than age 85. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.


Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $25,000.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers (if applicable), partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Additional Purchase Payments: You may make additional purchase payments to the Annuity during the first Annuity Year provided the Account Value has not been reduced to zero, however at any time during this year, with prior notice to you, we may limit your right to allocate additional Purchase Payments to the Annuity. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date. We may limit, restrict, suspend or reject any Purchase Payment, but would do so only on a non-discriminatory basis. See "Purchase Payment Limitation," below, for more information.

During the time you are permitted to make additional Purchase Payments to the Annuity, on a non-discriminatory basis, we may limit, restrict, suspend or reject any Purchase Payment: (i) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion. A factor we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s); and (ii) if the Income Percentages and/or Income Growth Rates have changed for new purchasers of the Annuity.

If we exercise this right to limit your Purchase Payment(s), your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guarantee Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

While the Annuity is offered in tax-qualified markets that have annual contribution limits under the Internal Revenue Code, please note that this Annuity does not allow for additional Purchase Payments after the first Annuity Year.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under (S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the "Death Benefits" section of this prospectus. See the "Death Benefits" section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or NonQualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. Further, please be aware that we do not provide administrative services for employer sponsored plans, and may limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

SETTING UP YOUR ANNUITY

If you elect the Single version of the Defined Income Benefit:

Single Designated Life If the Owner is a natural person, the Owner must also be the Annuitant and the Single Designated Life. If the Owner is an entity that we permit, the Annuitant must be the Single Designated Life. You may not name multiple Owners if a Single Designated Life is listed in the Schedule Supplement.

If you elect the Spousal version of the Defined Income Benefit:

Spousal Designated Lives Such persons must be each other's Spouse on the Issue Date and at the death of the first of the Spousal Designated Lives to die ("First Death"). If the Owner is a natural person, he/she must be the Annuitant, and one of the Spousal Designated Lives. The sole primary Beneficiary must be the other Spousal Designated Life for as long as the first Spousal Designated Life Owner is alive. If two Owners are named, each must be a Spousal Designated Life. No additional Owners may be named. While both Spousal Designated Lives are alive, each Owner must be designated as the other Owner's primary Beneficiary. If the Owner is an entity that we permit, the Annuitant must be a Spousal Designated Life, and the Annuitant's Spouse must be the other Spousal Designated Life. This benefit cannot be utilized when the Owner is an entity unless we allow for the continuation of the Annuity and the Defined Income Benefit by the Remaining Designated Life after the First Death.

Remaining Designated Life

A Remaining Designated Life must be a natural person and must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life on the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect. In the event of the divorce of the Spousal Designated Lives, and the resulting removal of one of the Spousal Designated Lives as an Owner, Annuitant or Beneficiary under the Annuity, the other Spousal Designated Life will become the Remaining Designated Life under the Defined Income Benefit if we receive notice of the divorce, and any other documentation we require, in Good Order, at our Service Office. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.

General Information Regarding Owner, Annuitant and Beneficiary Designations:
The selections you make for these designations is dependent upon your decision to purchase lifetime income for your life or you and your spouse's lives.

..   Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for additional information regarding the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

..   Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.

..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals
    (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

Please see "Tax Considerations" for information on the effect of applicable law if you are in a civil union, domestic partnership or same-sex marriage.

RIGHT TO CANCEL

You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

                             MANAGING YOUR ANNUITY

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

Subject to the limitations described above, in general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.

While the Defined Income Benefit is in Effect

If you have the single life version of the Defined Income Benefit, any change of the Annuitant under the Annuity will result in the cancellation of the Defined Income Benefit. Similarly, any change of Owner will result in cancellation of the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you have the spousal version of the Defined Income Benefit, a change to the Owner or Annuitant will result in the cancellation of the Defined Income Benefit in all cases, except as follows: (a) if one Owner dies and the Remaining Designated Life assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the First Death. If the Spousal Designated Lives divorce, the Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage.

If the Defined Income Benefit Terminates

If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus the ability to withdraw the Guaranteed Income Amount and receive the Death Benefit with the Return of Purchase Payments Amount. We will cease to deduct the Defined Income Benefit charge after the Benefit terminates. However we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will not be able to re-elect the benefit later. If the Defined Income Benefit terminates, you would still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization. You should carefully consider purchasing the Annuity if you anticipate changing the Owner/Annuitant designations. You may name a new Beneficiary(ies), subject to the other limitations on Beneficiary designations noted above with respect to Spousal Designated Lives and a Remaining Designated Life. However, such new Beneficiary(ies) will not be a Spousal Designated Life, and would therefore result in the Defined Income Benefit terminating at the death of the Remaining Designated Life.


In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only. We will reject the following proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the
Annuity:


..   a new Annuitant prior to the Annuity Date if the Owner is an entity;

..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;


..   A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with two or more grantors; and

..   a new Annuitant for an Annuity issued to a grantor trust where the new
    Annuitant is not the oldest grantor of the trust.


We will also reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..   a company(ies) that issues or manages viatical or structured settlements;

..   an institutional investment company;


..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or


..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame.

Spousal Designations


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal law (for example, a tax free rollover).

Please see "Tax Considerations" for more information. Please consult with your tax or legal adviser for more information.


Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity.

See "Death Benefits - Spousal Continuation of Annuity" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

                         ACCESS TO YOUR ACCOUNT VALUE

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. The minimum amount for each partial withdrawal is $100. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. Cumulative Lifetime Withdrawals within an Annuity Year that are less than or equal to the Guaranteed Income Amount are not subject to a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, and any Tax Charge that applies. Each of these types of distributions is described more fully below.

SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals are made from your Account Value. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you elect to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

..   If you have or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

..   If you have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years and may also reduce the value of your Death Benefit. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will further increase the impact on your future Guaranteed Income Amount and Death Benefit value. Please see the "Defined Income Benefit" and "Death Benefit" sections of this prospectus for information on the impact of withdrawals of Excess Income.

..   Non-Lifetime Withdrawals may not be taken as systematic withdrawals.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE


If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) will be subject to a CDSC if they exceed the Guaranteed Income Amount under the Defined Income Benefit. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

REQUIRED MINIMUM DISTRIBUTIONS


Required Minimum Distributions ("RMDs") are a type of partial withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. RMDs for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years.


Unless designated as a Non-Lifetime Withdrawal, an RMD is considered a Lifetime Withdrawal from the Annuity. The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.

In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

(1)the remaining Guaranteed Income Amount for that Annuity Year, and

(2)the Second Calendar Year's remaining RMD amount less the Guaranteed Income Amount. If the Guaranteed Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.

Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

If, in any Annuity Year, your RMD amount is not greater than the Guaranteed Income Amount, any withdrawals in excess of the Guaranteed Income Amount will be treated as Excess Income. RMD taken as systematic withdrawals will be considered Lifetime Withdrawals.

Please see hypothetical examples below for details.

If you do not comply with the rules described above, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

For purposes of this provision, RMDs are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the RMD rules. We require three (3) days advance written notice to calculate and process the amount of your withdrawals. You must elect to have RMDs paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly RMDs but does not apply to RMDs taken out on a quarterly, semi-annual or annual basis.

In any year in which the requirement to take RMDs is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as an RMD if not for the suspension as eligible for treatment under this provision. Please note that if an RMD was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the RMD on December 28 or on the last Valuation Day prior to December 28th of that year.

The following applies in the event the Defined Income Benefit terminates: We do not assess a CDSC (if applicable) on RMDs from your Annuity if you are required by law to take such RMDs from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the RMD rules in relation to other savings or investment plans under other qualified retirement plans.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the RMD rules under the Code.

RMD rules do not apply to Roth IRAs during the Owner's lifetime. See "Tax Considerations" for a further discussion of RMDs.

Example

The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

Assumptions:

RMD Calendar Year 01/01/2013 to 12/31/2013

Annuity Year 06/01/2012 to 05/31/2013

Guaranteed Income Amount and RMD Amount Guaranteed Income Amount = $5,000 Remaining Guaranteed Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012) RMD Amount for Calendar Year 2013 = $6,000 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation:
$3,000 + ($6,000 - $5,000) = $4,000.

If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Guaranteed Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Guaranteed Income Amount is reset to $5,000).

If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

                                  SURRENDERS

SURRENDER VALUE

During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.


We require a minimum Surrender Value of $2,000 after any Partial Withdrawal. We waive this requirement while the Defined Income Benefit is in effect, if you are withdrawing the Guaranteed Income Amount, provided you do not take a withdrawal of Excess Income. See "Annuity Options" later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.


MEDICALLY-RELATED SURRENDERS

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). Please note, this applies to either owner if you elected the spousal version of the benefit.

If you request a full surrender, the amount payable will be your Account Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see the Tax Considerations section of this prospectus.

We waive any applicable CDSC only if:

..   the Owner is an entity, the Annuitant must have been named or any change of
    Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

..   the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

..   the Owner is one or more natural persons, all such Owners must also be alive at such time;

..   we receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and/or

..   no additional Purchase Payments can be made to the Annuity.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:

..   first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

..   first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

"Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
(b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
(a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
(d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN)
24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS


Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin any payment upon death is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the Defined Income Benefit (unless you have annuitized or began payments under the Guaranteed Income Amount Option). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).


If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant. If the initial monthly annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under the Defined Income Benefit (unless you have annuitized under that benefit) or the Death Benefit described below.

Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option)


If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is a Guaranteed Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described below); or

(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Single Designated Life or the Remaining Designated Life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments as:

..   a joint life and last survivor fixed annuity if both Spousal Designated
    Lives are living and each other's Spouse on the date annual annuity payments would begin, or

..   as a single life fixed annuity if there is a Remaining Designated Life, or this Rider was issued with a Single Designated Life.

In addition, each of the payments above will consist of ten payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)the present value of the future Guaranteed Income Amount payments; and

(2)the Account Value.

Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.

Traditional Annuity Payment Options


If annuity payments are to begin under the terms of your Annuity, you can elect to apply your Account Value less any applicable tax charges to one of the following two options. Annuity Options 1 and 2 will always be available for election.


Please note that you may not annuitize under the Traditional Annuity Options described below within the first three Annuity Years (except as otherwise specified by applicable law).


Option 1


Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the "period certain"), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.


Option 2


Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.


Other Annuity Options We May Make Available

At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                 DEATH BENEFIT

DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT


If you elected the Single version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the death of the Single Designated Life is the Return of Purchase Payments Death Benefit, provided that none of the following have occurred:

   .   Guarantee Payments (under the Guaranteed Income Amount Option;

   .   Traditional Annuity Payments

If you elected the Spousal version of the Defined Income Benefit on the Issue Date, while it is in effect, the Death Benefit payable upon the First Death is the Account Value. The Death Benefit payable upon the death of the Remaining Designated Life, is the Return of Purchase Payments Death Benefit, provided that none of the following have occurred:

   .   Guarantee Payments (under the Guaranteed Income Amount Option;

   .   Traditional Annuity Payments


The Return of Purchase Payments Death Benefit is equal to the greater of:

      .   the Account Value, or

      .   the Return of Purchase Payments Amount described below.

If we do not receive Due Proof of Death within one year of the death of the Owner (Annuitant if the Annuity is owned by an entity in the case of a Single Designated Life) or the death of the Remaining Designated Life in the case of Spousal Designated Lives, the Death Benefit payable is the Account Value. We reserve the right to waive or extend, on a non-discriminatory basis, our right to enforce the one year deadline for Due Proof of Death. This right will only apply for purposes of determining the amount payable as a Death Benefit, and in no way restricts when a claim may be filed.


All other provisions applicable to Death Benefits under your Annuity will continue to apply.


Return of Purchase Payments Amount

On the Issue Date, the Return of Purchase Payments Amount is equal to your Account Value. On each subsequent Valuation Day, until the date we receive Due Proof of Death of the Single Designated Life or the Remaining Designated Life, as applicable, the Return of Purchase Payments Amount is:

   .   increased by any Purchase Payments made on the current Valuation Day and,

   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

A Non-Lifetime Withdrawal will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income, including Required Minimum Distributions, will reduce the Return of Purchase Payments Amount by the amount of the withdrawal. (For more information about the impact of RMDs, please see "Required Minimum Distributions" section. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.


The Death Benefit described above is available only while the Defined Income Benefit is in effect, and then only until your Account Value is reduced to zero. Once your Account Value reduces to zero, the Death Benefit feature of the Defined Income Benefit terminates


DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT

If you have taken actions that have caused the Defined Income Benefit to be terminated, then the Death Benefit is equal to the Account Value, and payable:

       1) If the Annuity is owned by one or more natural persons, upon the death of the Owner (or the first to die, if there are multiple Owners).

       2) If an Annuity is owned by an entity, upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death.

You should carefully consider any possible actions by you that would cause the Defined Income Benefit to be terminated, as it will impact the value payable as a Death Benefit.

GENERAL DEATH BENEFIT PROVISIONS

We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

No Death Benefit will be payable if the Annuity terminates or your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under the Defined Income Benefit).

Any Death Benefit amount not paid in full on the date of Due Proof of Death is subject to fluctuation in value due to the investment performance of the Sub-account until the Death Benefit is paid out in full.


Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under
(S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the "Death Benefits" section of this prospectus. See the "Death Benefits" section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.


SPOUSAL CONTINUATION OF YOUR ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the effective date of a spousal continuation will be subject to all provisions of the Annuity, including the CDSC when applicable.

If you elected the Single version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death, if your spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

If you elected the Spousal version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death of the First Death,

..   If the Remaining Designated Life chooses to continue the Annuity, the
    Defined Income Benefit will remain in force.

..   If a Death Benefit is not payable (e.g., if the first of the Spousal
    Designated Lives to die is the Beneficiary but not an Owner), the Defined Income Benefit will remain in force unless we are instructed otherwise.

..   Upon death of the Remaining Designated Life, if their spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

Your Annuity may only be continued under the spousal continuation provision once.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options - Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

..   within five (5) years of the date of death (the "5 Year Deadline"); or

..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.


   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death, or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.


A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

                         FEES, CHARGES AND DEDUCTIONS

In this section, we provide detail about the charges you incur if you own the Annuity.

The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-account, please note that such charges are assessed through a reduction to the Unit value of your investment in the Sub-account, and in that way reduce your Account Value.

Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-account. The Insurance Charge is the combination of the Mortality & Expense Risk Charge, the Administration Charge, and the Defined Income Benefit Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. The charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Finally, the charge compensates Pruco Life of New Jersey for providing the insurance benefits provided under the Defined Income Benefit, Guarantee Payments, and the Return of Purchase Payments Death Benefit.


The Defined Income Benefit Charge: As described in the "Summary of Contract Fees and Charges," the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7th anniversary of your Issue Date up to the maximum amount reflected therein. We will notify you in advance of any change in the Charge. You will have the option of refusing any charge increase.

If you elect to opt-out of the charge increase, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate.

If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the charge increase will have a negative impact to your Guaranteed Income Amount. You may want to consult with your Financial Professional to determine whether opting out is in your best interest.

Also, please keep in mind that while you are receiving your Guaranteed Income Amount its value remains constant, however the amount deducted from your Account Value for the Insurance Charge may vary due to fluctuations of your Account Value.

If you are receiving this Prospectus as a current owner having purchased the Annuity prior to April 28, 2014, the ability to opt-out of a charge increase is not provided for in your contract. For these contracts, the fee shall not be increased unless and until an amended rider is provided to the contract owner. Notwithstanding this, if we decide to increase the charge, we will make the opt-out available to contract owners who purchased prior to April 28, 2014.


The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed. We will not refund any charges you have paid.

Fees and Expenses Incurred by the Portfolio: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by the Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectus for the Portfolio.


Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken from the Sub-account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.

Contingent Deferred Sales Charge ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges" earlier in this prospectus.

With respect to a partial withdrawal, we calculate the CDSC by assuming that partial withdrawals are taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains). The CDSC calculation is applied to the Purchase Payments as they are being withdrawn. For example, assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity. Also assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you take a Non-Lifetime Withdrawal of $50,000. The $50,000 Non-Lifetime Withdrawal would be taken from your $75,000 Purchase Payment and the CDSC would be assessed against the same amount - $50,000 x 0.06 = $3,000. If the Non-Lifetime Withdrawal had exceeded the available Purchase Payments, any remaining withdrawal amounts would have been taken from gains. CDSC is not assessed against Lifetime Withdrawals, as described below.


You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually received is reduced by any applicable CDSC or tax withholding. Therefore you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. To illustrate, after taking the $50,000 withdrawal described in the example above, and without considering any CDSC or tax withholding, $25,000 would remain of your initial Purchase Payment. But due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $3,000 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $3,000 CDSC plus any applicable tax withholding from your Account Value.

Under the Defined Income Benefit, Non-Lifetime Withdrawals, excluding those designated as Required Minimum Distributions, are subject to any applicable CDSC, as described above. Lifetime Withdrawals in an Annuity Year that, in total, do not exceed the Guaranteed Income Amount are not subject to a CDSC. However, each withdrawal of Excess Income under the Defined Income Benefit is subject to any applicable CDSC. Withdrawals of Excess Income will reduce the benefits under the Defined Income Benefit. (Please see the "Defined Income Benefit" and "Death Benefit" sections of this prospectus for information on the impact of withdrawals of Excess Income.) Please be aware that under the Defined Income Benefit: (a) for a gross withdrawal, if the amount requested exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income.

Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."


TRADITIONAL ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon in the section of this prospectus entitled "Traditional Annuity Payments," upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.


EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            VALUING YOUR INVESTMENT

VALUING THE SUB-ACCOUNT

Currently only one Sub-account is available with the Annuity. When you allocate Account Value to the Sub-account, you are purchasing Units of the Sub-account. The Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolio.
The value of the Units also reflects the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of the Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-account. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be different Unit Prices for the Sub-account to reflect possible variations in charges for the Defined Income Benefit. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.

PROCESSING AND VALUING TRANSACTIONS


Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:


..   trading on the NYSE is restricted;

..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.



Initial Purchase Payment: We are required to allocate your initial Purchase Payment to the Sub-account within 2 Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within 5 Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within 2 Valuation Days.

With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that until such time that we are notified of the firm's principal approval and is provided with the application, or we are notified of the firm principal's rejection, your funds will be held by us in a segregated bank account. In addition, we must promptly return your funds at your request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. You will not be credited with any interest earned on amounts held in that suspense account. Also, the amounts held will not be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


Additional Purchase Payments: We will apply any additional Purchase Payments we accept on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity" earlier in this prospectus.

Scheduled Transactions: Scheduled transactions include transfers under systematic withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

                              TAX CONSIDERATIONS


The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).


Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.


NONQUALIFIED ANNUITIES


In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


Taxes on Annuity Payments


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.


Partial Annuitization


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


Medicare Tax on Net Investment Income


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:


..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or


..   the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).


Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035


Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

Annuity Contracts under an Annuity Payment Option, are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

..   As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

..   Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

..   Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


Reporting and Withholding on Distributions


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.


Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor's death under (S) 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the "Death Benefits" section of this prospectus. See the "Death Benefits" section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.


Annuity Qualification


Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.


Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:


..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;

..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);


..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);


..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);

..   Section 457 plans (subject to 457 of the Code).


A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


Types of Tax-favored Plans


IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as Owner of the Annuity, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);


..   Your rights as Owner are non-forfeitable;


..   You cannot sell, assign or pledge the Annuity;


..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and

..   Death and annuity payments must meet Required Minimum Distribution rules described below.


Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


..   A 10% early withdrawal penalty described below;

..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..   Failure to take a Required Minimum Distribution, also described below.


SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;


..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and


..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.


ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;

..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:


..   Your attainment of age 59 1/2;

..   Your severance of employment;

..   Your death;

..   Your total and permanent disability; or

..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).


In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

Required Minimum Distributions and Payment Options


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.


You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum

Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.


Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:


..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled; or


..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)


Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:


..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..   For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.


Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.


Spousal Consent Rules for Retirement Plans - Qualified Annuities


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.


Additional Information About IRAs

For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


Gifts and Generation-skipping Transfers


If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                               OTHER INFORMATION

PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in the Defined Income Benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a Prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the Prospectus but not delivered with the Prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this Prospectus to current contract owners that reside outside of the United States.


Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.



   Name of Service Provider      Services Provided             Address
   ------------------------    ----------------------- ------------------------
     Broadridge Investor         Proxy services and       51 Mercedes Way,
 Communication Solutions, Inc.  regulatory mailings      Edgewood, NY 11717

    CT Corporation System           UCC filings,         111 Eighth Avenue,
                               corporate filings and     New York, NY 10011
                               annual report filings

 Depository Trust & Clearing        Clearing and       55 Water Street, 26/th/
         Corporation            settlement services      Floor, New York, NY
                                                                10041

         EDM Americas            Records management       301 Fayetteville
                               and administration of     Street, Suite 1500,
                                 annuity contracts        Raleigh, NC 27601

  ExlService Holdings, Inc.      Administration of     350 Park Avenue, 10/th/
                                 annuity contracts       Floor, New York, NY
                                                                10022

 National Financial Services        Clearing and        82 Devonshire Street
                                settlement services       Boston, MA 02109

          NEPS, LLC                 Composition,          12 Manor Parkway,
                               printing, and mailing       Salem, NH 03079
                                  of contracts and
                                 benefit documents

         Pershing LLC           Order-entry systems      One Pershing Plaza,
                                      provider          Jersey City, NJ 07399

       Thomson Reuters           Tax form printing       3 Times Square New
                                                           York, NY 10036

            Venio              Claim related services      4031 University
                                                          Drive, Suite 100,
                                                          Fairfax, VA 22030

The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

..   offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

..   close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

..   combine the Separate Account with other "unitized" separate accounts;

..   deregister the Separate Account under the Investment Company Act of 1940;

..   manage the Separate Account as a management investment company under the
    Investment Company Act of 1940 or in any other form permitted by law;

..   make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

..   establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

..   make any changes required by federal or state laws with respect to annuity contracts; and

..   to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). If in the future we make two or more Investment Options available under the Annuity, we reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available. While we can limit your ability to make any additional Purchase Payments to your Annuity, as discussed above in this Prospectus, should we offer more than one Investment Options we may limit your right to make additional Purchase Payments to any one or more of such Investment Options.


Fees and Payments Received by Pruco Life of New Jersey

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

Cyber Security Risks: We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


LEGAL STRUCTURE OF THE UNDERLYING FUND

The underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolio are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual fund in which the Sub-account invests. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-account. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to the Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to the Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change subadvisers for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts", in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

Confirmations, Statements, and Reports

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY


Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm.

Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

      .   Percentage Payments based upon "Assets under Management" or "AUM":
          This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.

      . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.

      . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business generally during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

 Name of Firm:                  Epoch Investment         Mass Mutual
                                Management               Financial Group
 1st Global Capital Corp.       Equity Services, Inc.    Merrill Lynch, P,F,S
 Advisor Group                  Federated Investors      MetLife
 Aegon Transamerica             Fidelity Institutional   MFS
 Afore Met Life                 Wealth Services          MML Investors
 AFS Brokerage, Inc.            (FIWS)                   Services, Inc.
 AIG Advisor Group              Fidelity Investments     Money Concepts
 AIG Financial Advisors Inc.    Fifth Third Securities,  Capital Corp.
 Alliance                       Inc.                     Morgan Stanley
 Alliant/Benefit Partners       Financial Planning       Smith Barney
 Allianz                        Consultants              Morgan Stanley
 Allstate Financial Services,   Financial Services       Smith Barney (PDI)
 LLC                            Int'l Corp. (FSIC)       MTL Equity
 American Financial Associates  Financial Telesis        Products, Inc.
 American Portfolio Financial   Financial West Group     Mutual of Omaha
 Services Inc.                  First Allied Securities  Bank
 Ameritas Investment Corp.      Inc.                     National Planning
 Ameritus Capital Group, Inc.   First Citizens Bank      Corporation
 Annuity Partners               First Heartland          National Securities
 Annuity Services               Capital, Inc.            Corp.
 Appointment Resources          First Merit              Natixis Funds
 AQR Capital Management         Investments              Neuberger Berman
 Arete Wealth Management        First Protective         Next Financial Group,
 Arque Capital, Ltd.            Insurance Group          Inc.
 Arthur J. Gallagher            First Southeast          NFP Securities, Inc.
 Arvest Asset Management        Investor Services        OneAmerica
 Astoria Federal Savings        First Tennessee          Securities, Inc.
 AXA Advisors, LLC              Brokerage, Inc.          Oppenheimer & Co.,
 BancWest Investment Services   FMS Financial            Inc.
 BBVA Compass Investment        Partners, Inc.           Pacific Life
 Solutions, Inc.                Fortune Financial        Park Avenue
 Ballew Investments             Services, Inc.           Securities, LLC
 Bank of Oklahoma               Franklin Templeton       Pensionmark
 Bank of Texas                  FSC Securities Corp.     Retirement Group
 BB&T Investment Services, Inc. Garden State             People's Securities
 BCG Securities, Inc.           Securities, Inc.         PIMCO
 Berthel Fisher & Company       GATX Southern Star       PlanMember
 BFT Financial Group, LLC       Agency                   Securities Corp.
 BlackRock Financial            Gary Goldberg & Co.,     PNC Investments,
 Management Inc.                Inc.                     LLC
 Broadridge                     Geneos Wealth            PNC Bank
 Brokers International          Management, Inc.         Presidential
 Brookstone Financial Services  Girard Securities, Inc.  Brokerage
 Cadaret, Grant & Co., Inc.     Goldman Sachs &          Princor Financial
 Cambridge Advisory Group       Co.                      Services Corp.
 Cambridge Investment           Great American           ProEquities
 Research, Inc.                 Investors, Inc.          Prospera Financial
 Cape Securities, Inc.          GWN Securities, Inc.     Services, Inc.
 Capital Advisors               H. Beck, Inc.            Prudential Annuities
 Capital Analysts               H.D. Vest Investment     Purshe Kaplan
 Capital Financial Services,    Hantz Financial          Sterling Investments
 Inc.                           Services, Inc.           Questar Capital
 Capital Growth Resources       Harbor Financial         Corporation
 Capital Guardian               Services, LLC            Raymond James &
 Capital Investment Group, Inc. Harbour Investments,     Associates
 Capital One Investment         Inc.                     Raymond James
 Services, LLC                  Hazard & Siegel, Inc.    Financial Svcs
 Capital Securities Management  HBW Securities, Inc.     RBC Capital Markets
 CCF Investments, Inc.          Hornor, Townsend &       Corporation
 CCO Investment Services Corp.  Kent, Inc.               Regal Securities
 Centaurus Financial, Inc.      HSBC                     Resource Horizons
 Cetera Advisor Network LLC     Huntington               Group
 Cetera Financial Group LLC     Investment Services      Ridgeway & Conger,
 Cetera Financial Specialists   Independent Financial    Inc.
 Cetera Investment Services     Grp, LLC                 Robert W. Baird &
 CFD Investments, Inc.          Infinex Investments,     Co., Inc.
 Charter One Bank (Cleveland)   Inc.                     Royal Alliance
 Chase Investment Services      ING Financial            Associates
 Citigroup Global Markets Inc.  Partners, LLC            Russell Investments
 Cognizant                      Institutional            Sagepoint Financial,
 Comerica Securities, Inc.      Securities Corp.         Inc.
 Commonwealth Financial Network Intercarolina            Sage Rutty & Co.,
 Compass Bank Wealth            Financial Services,      Inc.
 Management Group               Inc.                     Sammons Securities
 Comprehensive Asset Management Invest Financial         Co., LLC
 Crown Capital Securities, L.P. Corporation              Santander
 CUNA Brokerage Svcs, Inc.      Investacorp              Schroders Investment
 CUSO Financial Services, L.P.  Investment Centers of    Management
 David Lerner and Associates    America                  Scott & Stringfellow,
 Dempsey Lord Smith, LLC        Investment Planners,     LLC
 DWS Investments                Inc.                     Securian Financial
 Eaton Vance                    Investment               Services, Inc.
 Edward Jones & Co.             Professionals            Securities America,
                                Investors Capital        Inc.
                                Corporation              Securities Service
                                ISC Group Inc.           Network
                                J.J.B. Hilliard Lyons,   Sigma Financial
                                Inc.                     Corporation
                                J.P. Morgan              Signator Investors,
                                J.W. Cole Financial,     Inc.
                                Inc.                     SII Investments, Inc.
                                Janney Montgomery        Sorrento Pacific
                                Scott, LLC               Financial LLC
                                Jennison Associates,     Southeast Financial
                                LLC                      Group, Inc.
                                KCG Holdings, Inc.       Southern Bank
                                Key Bank                 Specialized
                                Key Investment           Schedulers
                                Services LLC             Sterne Agee Financial
                                KMS Financial            Services, Inc.
                                Services, Inc.           Stifel Nicolaus & Co.
                                Kovack Securities,       Strategic Financial
                                Inc.                     Alliance Inc.
                                LaSalle St. Securities,  Summit Brokerage
                                LLC                      Services, Inc.
                                Lazard                   Summit Financial
                                Leaders Group Inc.       Sunset Financial
                                Legend Equities          Services, Inc.
                                Corporation              SunTrust Investment
                                Legg Mason               Services, Inc.
                                Leigh Baldwin &          SWS Financial
                                Company, LLC             Services, Inc
                                LIMRA (Life              Symetra Investment
                                Insurance and Market     Services Inc.
                                Research Association)    Syndicated
                                Lincoln Financial        T. Rowe Price Group,
                                Advisors                 Inc.
                                Lincoln Financial        TFS Securities, Inc.
                                Securities               The Investment
                                Corporation              Center
                                Lincoln Investment       The O.N. Equity
                                Planning                 Sales Co.
                                LPL Financial            The Prudential
                                Corporation              Insurance Company
                                LPL Financial            of America
                                Corporation (PDI)        The
                                M and T Bank             PNC Financial
                                Corporation              Services Group, Inc.
                                M Holdings               The Strategic
                                Securities, Inc.         Financial Alliance
                                                         Inc.

 TransAmerica Financial           US Bank                Wells Fargo
 Advisors, Inc.                   VALIC Financial        Investments LLC
 Triad Advisors, Inc.             Advisors, Inc.         Western Asset
 Trustmont Financial Group, Inc.  Veritrust Financial    Management
 UBS Financial Services, Inc.     LLC                    Company
 Umpqua Investments               VSR Financial          WFG Investments,
 Unionbanc Investment Services,   Services, Inc.         Inc.
 LLC                              Waddell & Reed Inc.    Wintrust Financial
 United Brokerage Services, Inc.  Wall Street Financial  Corporation
 United Planners Financial        Group                  Woodbury Financial
 Service                          Wayne Hummer           Services
 USA Financial Securities Corp.   Investments LLC        World Equity Group,
                                  Wells Fargo Advisors   Inc.
                                  LLC                    World Group
                                  Wells Fargo Advisors   Securities, Inc.
                                  LLC - Wealth           WRP Investments,
                                                         Inc.
                                                         Wunderlich Securities


You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters


Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.


Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

..   Company

..   Experts

..   Principal Underwriter


..   Payments Made to Promote Sale of Our Products

..   Cyber Security Risks


..   Determination of Accumulation Unit Values

..   Historical Income Growth Rates and Income Percentages

..   Financial Statements

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential's Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website:
www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


Correspondence Sent by Overnight*, Certified or Registered Mail


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025


* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center
(1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.


Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 The following tables show the accumulation unit values and the number of outstanding units for the variable investment option under the Annuity on the last business day of the periods shown. The unit values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge.




                           PRUDENTIAL DEFINED INCOME
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.10%)



                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST Multi-Sector Fixed Income Portfolio
   02/25/2013 to 12/31/2013                   $9.99909          $9.57903               0
   01/01/2014 to 12/31/2014                   $9.57903         $10.53178          16,384



 *  Denotes the start date of these sub-accounts

                           PRUDENTIAL DEFINED INCOME
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

   ACCUMULATION UNIT VALUES: With Defined Income Benefit - Single and Spousal
                            Designated Lives (1.90%)



                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST Multi-Sector Fixed Income Portfolio
   02/25/2013 to 12/31/2013                   $9.99842          $9.51265        10,227,971
   01/01/2014 to 12/31/2014                   $9.51265         $10.37423        34,107,708



 *  Denotes the start date of these sub-accounts

            APPENDIX B - DEFINED INCOME BENEFIT SAMPLE CALCULATIONS

The initial Guaranteed Income Amount (GIA) is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. Additional Purchase Payments will increase the GIA by applying the amount of the Purchase Payment to the Income Percentage (based on the attained age of the youngest Designated Life) on the date the Purchase Payment is allocated to your Annuity.

For the applicable Income Percentage rates associated with any additional Purchase Payments made after the Issue Date, please see the rates disclosed in the applicable Rate Sheet Prospectus Supplement, or contact us or your Financial Professional. You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments.

The following examples are purely hypothetical and are for illustrative purposes only. They are intended to provide examples of how we would calculate the Guaranteed Income Amount based on the Income Percentages and Income Growth Rate provided in the prospectus or a Rate Sheet Prospectus Supplement. They also assume that the application was signed, received, and funded within the parameters disclosed in the prospectus or on the Rate Sheet Prospectus Supplement. The hypothetical examples are also designed to show how the Rate Sheet Prospectus Supplement may change from month to month for newly issued Annuities. Please note that once your Annuity is issued, the assigned rates will not change. Please also note, your GIA would be different than the examples shown below depending on the Income Percentage and Income Growth Rate effective at the time you sign your application, your age at the time of the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or spousal version.

Hypothetical Rate Sheet Prospectus Supplement Examples:

    Rate Sheet Prospectus Supplement effective between June 1, and June 30


              Attained Age  Income Percentage  Income Growth Rate

                  60              4.50%       5.00% (for all ages)
                  61              4.60%
                  62              4.70%
                  63              4.80%
                  64              4.90%
                  65              5.00%


Scenario 1, calculating the GIA based on a single Purchase Payment:

Application Signed Date: June 24
Issue Date: July 5 of the same calendar year in which the application was signed Purchase Payment Received: $100,000
Age: 62


The Income Percentages and Income Growth Rate are both set based on the rates effective between June 1 and June 30. As a result, the initial Income Percentage will be 4.70% based on the attained age of 62 as of the Issue Date July 5, and the Income Growth Rate assigned to the Annuity will be 5.00%. The initial Guaranteed Income Amount is $4,700, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the applicable Income Percentage (4.70%).


     Rate Sheet Prospectus Supplement effective between July 1 and July 31


              Attained Age  Income Percentage  Income Growth Rate

                  60              4.70%       5.50% (for all ages)
                  61              4.80%
                  62              4.90%
                  63              5.00%
                  64              5.10%
                  65              5.20%


Scenario 2, calculating the GIA based on a single Purchase Payment, and one additional Purchase Payment:
Application Signed Date: July 15
Issue Date: July 17 of the same calendar year in which the application was signed
Purchase Payments Received:

..   $100,000 on the Issue Date

..   Additional Purchase Payment of $10,000 on November 17 of the same calendar year

Age on the Issue Date: 62


The Income Percentages and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 4.90% based on the attained age of 62 as of the Issue Date, and the Income Growth Rate assigned to the annuity will be 5.50%.

The initial Guaranteed Income Amount will be $4,900, which is determined by multiplying Account Value on the Issue Date ($100,000) by the Income Percentage (4.90%).


When the additional Purchase Payment of $10,000 is deposited exactly four months later, the Designated Life is now age 63. The increase to the GIA will continue to be based on the Rate Sheet Prospectus Supplement effective between July 1 and July 31. In this scenario, the current GIA would be increased by $500 since the Income Percentage assigned to the $10,000 additional Purchase Payment was 5% based on the attained age of 63.

To calculate the new GIA for the Annuity after the additional Purchase Payment, we would first take the current GIA of $4,989.21 (the initial $4,900 GIA that has increased by 5.5% Income Growth Rate for four months). We would then add the $500 GIA increase that was applicable to the additional Purchase Payment, resulting in a new total GIA of $5,489.21.

Scenario 3, calculating the GIA based on a single Purchase Payment, where the Designated Life has attained a new age between the date the application was signed and subsequently issued:
Application Signed Date: July 1
Issue Date: July 12 of the same calendar year in which the application was signed
Purchase Payment(s) Received: $100,000
Age: 64 on the application signed date, turning age 65 prior to the Issue Date


The Income Percentage and Income Growth Rate are both set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 5.20% based on the newly attained age of 65 as of the issue date of July 12, and the Income Growth Rate assigned to the annuity will be 5.50%.

The initial Guaranteed Income Amount will be $5,200, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the Income Percentage (5.20%).


Scenario 4, your application was either received or funded beyond the time frames disclosed on your Rate Sheet Prospectus Supplement: The Annuity would not be issued as the application was either not received in Good Order or the Annuity was not funded within the time frames disclosed on your Rate Sheet Prospectus Supplement. As a result, you would need to submit additional paperwork if you still wish to purchase the Annuity. Your Annuity would be eligible to receive the then current rates that are being offered on the Rate Sheet Prospectus Supplement (as of the date you signed the form), which could be higher or lower than the rates on the date you had first signed the Annuity application.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY DESCRIBED IN PROSPECTUS (April 27, 2015)




             -----------------------------------------------------
                              (print your name)


             -----------------------------------------------------
                                  (address)


             -----------------------------------------------------
                            (city/state/zip code)

                   Please see the section of this prospectus
                       entitled "How To Contact Us" for
                        where to send your request for
                     a Statement of Additional Information

                  [LOGO OF PRUDENTIAL]
                  The Prudential Insurance Company of America
                  751 Broad Street
                  Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                April 27, 2015


  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Defined Income Variable Annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $25,000 or more. Subject to certain restrictions, you can make additional purchase payments of not less than $100 at any time during the accumulation phase.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Defined Income Variable Annuity prospectus dated April 27, 2015. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
          Company                                                  2
          Experts                                                  2
          Principal Underwriter                                    2
          Payments Made to Promote Sale of Our Products            2
          Cyber Security Risk                                      3
          Determination of Accumulation Unit Values                3
          Historical Income Growth Rates and Income Percentages    5
          Separate Account Financial Information                  A1
          Company Financial Information                           B1



Pruco Life Insurance Company of New Jersey    Prudential Annuity Service Center
          213 Washington Street                         P.O. Box 7960
          Newark, NY 07102-2992                    Philadelphia, PA 19176
                                                    Newark, NY 07102-2992
                                                  Telephone: (888) Pru-2888

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $81,734,930, $75,673,069 and $106,497,788 in 2014,
2013, and 2012, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2014) received payment with respect to annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.


                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less,
(c) where:

(a) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.


We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

             HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES


THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2015 AND APRIL 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after APRIL 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------



                              INCOME PERCENTAGES


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:


                    Single    Spousal           Single    Spousal
             Age  Percentage Percentage   Age Percentage Percentage
             ---  ---------- ----------   --- ---------- ----------
             45      3.25%      2.75%     66     5.80%      5.30%
             46      3.40%      2.90%     67     5.85%      5.35%
             47      3.50%      3.00%     68     5.90%      5.40%
             48      3.65%      3.15%     69     5.95%      5.45%
             49      3.80%      3.30%     70     6.00%      5.50%
             50      3.90%      3.40%     71     6.05%      5.55%
             51      4.05%      3.55%     72     6.10%      5.60%
             52      4.20%      3.70%     73     6.15%      5.65%
             53      4.30%      3.80%     74     6.20%      5.70%
             54      4.45%      3.95%     75     6.25%      5.75%
             55      4.60%      4.10%     76     6.35%      5.85%
             56      4.70%      4.20%     77     6.45%      5.95%
             57      4.85%      4.35%     78     6.55%      6.05%
             58      5.00%      4.50%     79     6.65%      6.15%
             59      5.10%      4.60%     80     6.75%      6.25%
             60      5.25%      4.75%     81     6.85%      6.35%
             61      5.35%      4.85%     82     6.95%      6.45%
             62      5.45%      4.95%     83     7.05%      6.55%
             63      5.55%      5.05%     84     7.15%      6.65%
             64      5.65%      5.15%     85+    7.25%      6.75%
             65      5.75%      5.25%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2015 AND MARCH 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MARCH 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------



                              INCOME PERCENTAGES


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:


                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.25%      2.75%     66     5.80%      5.30%
             46     3.40%      2.90%     67     5.85%      5.35%
             47     3.50%      3.00%     68     5.90%      5.40%
             48     3.65%      3.15%     69     5.95%      5.45%
             49     3.80%      3.30%     70     6.00%      5.50%
             50     3.90%      3.40%     71     6.05%      5.55%
             51     4.05%      3.55%     72     6.10%      5.60%
             52     4.20%      3.70%     73     6.15%      5.65%
             53     4.30%      3.80%     74     6.20%      5.70%

                         54   4.45%    3.95%      75     6.25%    5.75%
                         55   4.60%    4.10%      76     6.35%    5.85%
                         56   4.70%    4.20%      77     6.45%    5.95%
                         57   4.85%    4.35%      78     6.55%    6.05%
                         58   5.00%    4.50%      79     6.65%    6.15%
                         59   5.10%    4.60%      80     6.75%    6.25%
                         60   5.25%    4.75%      81     6.85%    6.35%
                         61   5.35%    4.85%      82     6.95%    6.45%
                         62   5.45%    4.95%      83     7.05%    6.55%
                         63   5.55%    5.05%      84     7.15%    6.65%
                         64   5.65%    5.15%      85+    7.25%    6.75%
                         65   5.75%    5.25%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND FEBRUARY 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------



                              INCOME PERCENTAGES


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:


                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.25%      2.75%     66     5.80%      5.30%
             46     3.40%      2.90%     67     5.85%      5.35%
             47     3.50%      3.00%     68     5.90%      5.40%
             48     3.65%      3.15%     69     5.95%      5.45%
             49     3.80%      3.30%     70     6.00%      5.50%
             50     3.90%      3.40%     71     6.05%      5.55%
             51     4.05%      3.55%     72     6.10%      5.60%
             52     4.20%      3.70%     73     6.15%      5.65%
             53     4.30%      3.80%     74     6.20%      5.70%
             54     4.45%      3.95%     75     6.25%      5.75%
             55     4.60%      4.10%     76     6.35%      5.85%
             56     4.70%      4.20%     77     6.45%      5.95%
             57     4.85%      4.35%     78     6.55%      6.05%
             58     5.00%      4.50%     79     6.65%      6.15%
             59     5.10%      4.60%     80     6.75%      6.25%
             60     5.25%      4.75%     81     6.85%      6.35%
             61     5.35%      4.85%     82     6.95%      6.45%
             62     5.45%      4.95%     83     7.05%      6.55%
             63     5.55%      5.05%     84     7.15%      6.65%
             64     5.65%      5.15%     85+    7.25%      6.75%
             65     5.75%      5.25%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 15, 2014 AND JANUARY 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JANUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------

                              INCOME PERCENTAGES


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:


                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.25%      2.75%     66     5.80%      5.30%
             46     3.40%      2.90%     67     5.85%      5.35%
             47     3.50%      3.00%     68     5.90%      5.40%
             48     3.65%      3.15%     69     5.95%      5.45%
             49     3.80%      3.30%     70     6.00%      5.50%
             50     3.90%      3.40%     71     6.05%      5.55%
             51     4.05%      3.55%     72     6.10%      5.60%
             52     4.20%      3.70%     73     6.15%      5.65%
             53     4.30%      3.80%     74     6.20%      5.70%
             54     4.45%      3.95%     75     6.25%      5.75%
             55     4.60%      4.10%     76     6.35%      5.85%
             56     4.70%      4.20%     77     6.45%      5.95%
             57     4.85%      4.35%     78     6.55%      6.05%
             58     5.00%      4.50%     79     6.65%      6.15%
             59     5.10%      4.60%     80     6.75%      6.25%
             60     5.25%      4.75%     81     6.85%      6.35%
             61     5.35%      4.85%     82     6.95%      6.45%
             62     5.45%      4.95%     83     7.05%      6.55%
             63     5.55%      5.05%     84     7.15%      6.65%
             64     5.65%      5.15%     85+    7.25%      6.75%
             65     5.75%      5.25%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2014 AND MAY 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MAY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    6.00%
                                 --------------



                              INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.40%      2.90%     66     5.95%      5.45%
             46     3.55%      3.05%     67     6.00%      5.50%
             47     3.65%      3.15%     68     6.05%      5.55%
             48     3.80%      3.30%     69     6.10%      5.60%
             49     3.95%      3.45%     70     6.15%      5.65%
             50     4.05%      3.55%     71     6.20%      5.70%
             51     4.20%      3.70%     72     6.25%      5.75%
             52     4.35%      3.85%     73     6.30%      5.80%
             53     4.45%      3.95%     74     6.35%      5.85%
             54     4.60%      4.10%     75     6.40%      5.90%
             55     4.75%      4.25%     76     6.50%      6.00%
             56     4.85%      4.35%     77     6.60%      6.10%
             57     5.00%      4.50%     78     6.70%      6.20%
             58     5.15%      4.65%     79     6.80%      6.30%
             59     5.25%      4.75%     80     6.90%      6.40%
             60     5.40%      4.90%     81     7.00%      6.50%
             61     5.50%      5.00%     82     7.10%      6.60%
             62     5.60%      5.10%     83     7.20%      6.70%
             63     5.70%      5.20%     84     7.30%      6.80%
             64     5.80%      5.30%     85+    7.40%      6.90%
             65     5.90%      5.40%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2013 AND FEBRUARY 14, 2014.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2014. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    6.00%
                                 --------------



                              INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.50%      3.00%     66     6.05%      5.55%
             46     3.65%      3.15%     67     6.10%      5.60%
             47     3.75%      3.25%     68     6.15%      5.65%
             48     3.90%      3.40%     69     6.20%      5.70%
             49     4.05%      3.55%     70     6.25%      5.75%
             50     4.15%      3.65%     71     6.30%      5.80%
             51     4.30%      3.80%     72     6.35%      5.85%
             52     4.45%      3.95%     73     6.40%      5.90%
             53     4.55%      4.05%     74     6.45%      5.95%
             54     4.70%      4.20%     75     6.50%      6.00%
             55     4.85%      4.35%     76     6.60%      6.10%
             56     4.95%      4.45%     77     6.70%      6.20%
             57     5.10%      4.60%     78     6.80%      6.30%
             58     5.25%      4.75%     79     6.90%      6.40%
             59     5.35%      4.90%     80     7.00%      6.50%
             60     5.50%      5.00%     81     7.10%      6.60%
             61     5.60%      5.10%     82     7.20%      6.70%
             62     5.70%      5.20%     83     7.30%      6.80%
             63     5.80%      5.30%     84     7.40%      6.90%
             64     5.90%      5.40%     85+    7.50%      7.00%
             65     6.00%      5.50%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 1, 2013 AND OCTOBER 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after October 15, 2013. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    6.00%
                                 --------------



                              INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.35%      2.85%     66     5.90%      5.40%
             46     3.50%      3.00%     67     5.95%      5.45%
             47     3.60%      3.10%     68     6.00%      5.50%
             48     3.75%      3.25%     69     6.05%      5.55%
             49     3.90%      3.40%     70     6.10%      5.60%

                         50 4.00% 3.50%   71  6.15% 5.65%
                         51 4.15% 3.65%   72  6.20% 5.70%
                         52 4.30% 3.80%   73  6.25% 5.75%
                         53 4.40% 3.90%   74  6.30% 5.80%
                         54 4.55% 4.05%   75  6.35% 5.85%
                         55 4.70% 4.20%   76  6.45% 5.95%
                         56 4.80% 4.30%   77  6.55% 6.05%
                         57 4.95% 4.45%   78  6.65% 6.15%
                         58 5.10% 4.60%   79  6.75% 6.25%
                         59 5.20% 4.70%   80  6.85% 6.35%
                         60 5.35% 4.85%   81  6.95% 6.45%
                         61 5.45% 4.95%   82  7.05% 6.55%
                         62 5.55% 5.05%   83  7.15% 6.65%
                         63 5.65% 5.15%   84  7.25% 6.75%
                         64 5.75% 5.25%   85+ 7.35% 6.85%
                         65 5.85% 5.35%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2013 AND AUGUST 31, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after SEPTEMBER 1, 2013. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    6.00%
                                 --------------



                              INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.15%      2.65%     66     5.70%      5.20%
             46     3.30%      2.80%     67     5.75%      5.25%
             47     3.40%      2.90%     68     5.80%      5.30%
             48     3.55%      3.05%     69     5.85%      5.35%
             49     3.70%      3.20%     70     5.90%      5.40%
             50     3.80%      3.30%     71     5.95%      5.45%
             51     3.95%      3.45%     72     6.00%      5.50%
             52     4.10%      3.60%     73     6.05%      5.55%
             53     4.20%      3.70%     74     6.10%      5.60%
             54     4.35%      3.85%     75     6.15%      5.65%
             55     4.50%      4.00%     76     6.25%      5.75%
             56     4.60%      4.10%     77     6.35%      5.85%
             57     4.75%      4.25%     78     6.45%      5.95%
             58     4.90%      4.40%     79     6.55%      6.05%
             59     5.00%      4.50%     80     6.65%      6.15%
             60     5.15%      4.65%     81     6.75%      6.25%
             61     5.25%      4.75%     82     6.85%      6.35%
             62     5.35%      4.85%     83     6.95%      6.45%
             63     5.45%      4.95%     84     7.05%      6.55%
             64     5.55%      5.05%     85+    7.15%      6.65%
             65     5.65%      5.15%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 17, 2013 AND JULY 14, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JULY 15, 2013. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------

                              INCOME PERCENTAGES

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:



                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.00%      2.50%     66     5.55%      5.05%
             46     3.15%      2.65%     67     5.60%      5.10%
             47     3.25%      2.75%     68     5.65%      5.15%
             48     3.40%      2.90%     69     5.70%      5.20%
             49     3.55%      3.05%     70     5.75%      5.25%
             50     3.65%      3.15%     71     5.80%      5.30%
             51     3.80%      3.30%     72     5.85%      5.35%
             52     3.95%      3.45%     73     5.90%      5.40%
             53     4.05%      3.55%     74     5.95%      5.45%
             54     4.20%      3.70%     75     6.00%      5.50%
             55     4.35%      3.85%     76     6.10%      5.60%
             56     4.45%      3.95%     77     6.20%      5.70%
             57     4.60%      4.10%     78     6.30%      5.80%
             58     4.75%      4.25%     79     6.40%      5.90%
             59     4.85%      4.35%     80     6.50%      6.00%
             60     5.00%      4.50%     81     6.60%      6.10%
             61     5.10%      4.60%     82     6.70%      6.20%
             62     5.20%      4.70%     83     6.80%      6.30%
             63     5.30%      4.80%     84     6.90%      6.40%
             64     5.40%      4.90%     85+    7.00%       6.0%
             65     5.50%      5.00%



THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 1, 2013 AND JUNE 16, 2013.

The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JUNE 17, 2013. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.



                                 INCOME GROWTH
                                    RATE:
                                 --------------
                                    5.50%
                                 --------------



                              INCOME PERCENTAGES


The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:


                   Single    Spousal           Single    Spousal
             Age Percentage Percentage   Age Percentage Percentage
             --- ---------- ----------   --- ---------- ----------
             45     3.00%      2.50%     66     5.10%      4.60%
             46     3.10%      2.60%     67     5.20%      4.70%
             47     3.20%      2.70%     68     5.30%      4.80%
             48     3.30%      2.80%     69     5.40%      4.90%
             49     3.40%      2.90%     70     5.50%      5.00%
             50     3.50%      3.00%     71     5.60%      5.10%
             51     3.60%      3.10%     72     5.70%      5.20%
             52     3.70%      3.20%     73     5.80%      5.30%
             53     3.80%      3.30%     74     5.90%      5.40%
             54     3.90%      3.40%     75      600%      5.50%
             55     4.00%      3.50%     76     6.10%      5.60%
             56     4.10%      3.60%     77     6.20%      5.70%
             57     4.20%      3.70%     78     6.30%      5.80%
             58     4.30%      3.80%     79     6.40%      5.90%
             59     4.40%      3.90%     80     6.50%      6.00%
             60     4.50%      4.00%     81     6.60%      6.10%
             61     4.60%      4.10%     82     6.70%      6.20%
             62     4.70%      4.20%     83     6.80%      6.30%
             63     4.80%      4.30%     84     6.90%      6.40%
             64     4.90%      4.40%     85+    7.00%      6.00%
             65     5.00%      4.50%

                    Separate Account Financial Information

                                  Appendix A

                         Company Financial Information

                                  Appendix B

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair value. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
  Net Assets.................................. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units.......................... $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
                                               $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

  Units outstanding...........................   9,430,210      8,490,834         7,413,885      9,643,105     4,585,387
                                               ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.......................   1,141,651      1,845,838           560,384      1,153,579     3,585,306
  Portfolio net asset value per share......... $     10.00    $     11.66       $     38.56    $     26.48   $      5.11
  Investment in portfolio shares, at cost..... $11,416,513    $20,530,486       $15,201,886    $22,269,451   $19,011,643

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
                                                01/01/2014     01/01/2014       01/01/2014      01/01/2014    01/01/2014
                                                    TO             TO               TO              TO            TO
                                                12/31/2014     12/31/2014       12/31/2014      12/31/2014    12/31/2014
                                               ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income............................. $       100    $   249,056       $         -    $         -   $ 1,186,427
                                               -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     168,507        310,795           314,850        453,883       289,770
                                               -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)..................    (168,407)       (61,739)         (314,850)      (453,883)      896,657
                                               -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -              -                 -              -             -
  Realized gain (loss) on shares redeemed.....           -         69,665           850,665        930,893         4,303
  Net change in unrealized gain (loss) on
   investments................................           -      1,219,352           797,472      2,060,846      (627,477)
                                               -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................           -      1,289,017         1,648,137      2,991,739      (623,174)
                                               -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (168,407)   $ 1,227,278       $ 1,333,287    $ 2,537,856   $   273,483
                                               ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

    9,093,621        2,451,309      8,901,716     1,068,738       1,140,067       2,239,553       3,622,597         2,229,832
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

      521,444          215,102        660,625       171,647         121,342         242,035         240,493           158,281
  $     49.33       $    25.72    $     40.85    $    27.57      $    15.26      $    30.02      $    41.00        $    35.76
  $17,927,394       $4,158,536    $15,295,134    $2,875,552      $1,650,840      $4,877,172      $6,004,707        $4,238,820

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
   01/01/2014       01/01/2014     01/01/2014    01/01/2014      01/01/2014      01/01/2014      01/01/2014        01/01/2014
       TO               TO             TO            TO              TO              TO              TO                TO
   12/31/2014       12/31/2014     12/31/2014    12/31/2014      12/31/2014      12/31/2014      12/31/2014        12/31/2014
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $   777,834       $        -    $         -    $        -      $   20,300      $  128,135      $   85,308        $   19,884
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      367,252           84,065        391,300        67,961          27,758         102,887         141,577            76,110
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      410,582          (84,065)      (391,300)      (67,961)         (7,458)         25,248         (56,269)          (56,226)
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    1,126,200                -              -             -          10,747               -          47,629           392,255
    1,257,261          253,365      1,739,951       332,839          32,846         279,040         488,028           197,601
       21,459          (65,087)       847,811       (96,754)        (83,258)        117,710         179,257            52,854
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    2,404,920          188,278      2,587,762       236,085         (39,665)        396,750         714,914           642,710
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

  $ 2,815,502       $  104,213    $ 2,196,462    $  168,124      $  (47,123)     $  421,998      $  658,645        $  586,484
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
ASSETS
  Investment in the portfolios, at fair value.  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
  Net Assets..................................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

NET ASSETS, representing:
  Accumulation units..........................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
                                                $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

  Units outstanding...........................    1,931,339      620,760     2,420,836       795,364    1,152,611
                                                ===========   ==========    ==========    ==========   ==========

  Portfolio shares held.......................      195,668       56,825       169,024       272,387      136,172
  Portfolio net asset value per share.........  $     32.56   $    29.11    $    39.75    $     9.41   $    23.56
  Investment in portfolio shares, at cost.....  $ 6,590,515   $1,060,722    $4,241,395    $1,820,240   $2,901,128

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014   01/01/2014
                                                    TO            TO            TO            TO           TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014   12/31/2014
                                               ------------- ------------- ------------- ------------ -------------
INVESTMENT INCOME
  Dividend income.............................  $   446,371   $   13,658    $    6,977    $   39,621   $        -
                                                -----------   ----------    ----------    ----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      106,770       23,597        94,641        35,871       45,706
                                                -----------   ----------    ----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)..................      339,601       (9,939)      (87,664)        3,750      (45,706)
                                                -----------   ----------    ----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      536,899      123,932       445,227             -      636,756
  Realized gain (loss) on shares redeemed.....      163,771      132,220       418,055        99,502       77,401
  Net change in unrealized gain (loss) on
   investments................................   (2,026,972)    (107,670)     (294,257)      179,191     (478,608)
                                                -----------   ----------    ----------    ----------   ----------

NET GAIN (LOSS) ON INVESTMENTS................   (1,326,302)     148,482       569,025       278,693      235,549
                                                -----------   ----------    ----------    ----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $  (986,701)  $  138,543    $  481,361    $  282,443   $  189,843
                                                ===========   ==========    ==========    ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   1,622,371     1,357,845       681,423       3,508,242        288,465         2,920,131     1,478,763      1,132,733
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     179,570       190,945        14,858         486,200         13,288           740,805       377,133        255,078
  $    22.16    $    11.32      $  47.38      $    19.76       $  35.21        $    11.86    $     5.94     $     7.47
  $2,466,605    $2,158,448      $444,539      $6,106,206       $286,819        $5,378,882    $2,339,893     $2,058,941

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2014    01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014    01/01/2014     01/01/2014
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2014    12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014    12/31/2014     12/31/2014
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        -    $   20,152      $      -      $        -       $  1,005        $        -    $        -     $        -
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

      58,350        30,716         9,319         155,060          7,092           138,719        37,517         33,026
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (58,350)      (10,564)       (9,319)       (155,060)        (6,087)         (138,719)      (37,517)       (33,026)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

           -       436,178             -               -         32,654                 -             -              -
     296,178        54,717        17,496         518,346         14,046           471,896        (2,613)        (7,335)
      (5,997)     (381,179)       69,462         (50,413)         5,969           329,261      (141,985)      (118,873)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     290,181       109,716        86,958         467,933         52,669           801,157      (144,598)      (126,208)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  231,831    $   99,152      $ 77,639      $  312,873       $ 46,582        $  662,438    $ (182,115)    $ (159,234)
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
  Net Assets..................................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

NET ASSETS, representing:
  Accumulation units..........................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
                                                 $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

  Units outstanding...........................     1,607,364       15,618,657       1,374,488     14,108,148         934,079
                                                 ===========     ============     ===========   ============     ===========

  Portfolio shares held.......................       993,710       12,211,303       2,514,157     11,019,214       1,088,443
  Portfolio net asset value per share.........   $     26.62     $      16.29     $      9.91   $      16.45     $     13.03
  Investment in portfolio shares, at cost.....   $18,932,120     $166,158,712     $18,546,393   $149,014,888     $10,439,037

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
                                                 01/01/2014       01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                     TO               TO              TO             TO              TO
                                                 12/31/2014       12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               --------------- ----------------- ------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $          -     $         -   $          -     $         -
                                                 -----------     ------------     -----------   ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       373,056        3,340,793         381,015      2,877,004         244,315
                                                 -----------     ------------     -----------   ------------     -----------

NET INVESTMENT INCOME (LOSS)..................      (373,056)      (3,340,793)       (381,015)    (2,877,004)       (244,315)
                                                 -----------     ------------     -----------   ------------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -                -               -              -               -
  Realized gain (loss) on shares redeemed.....     1,476,777        3,962,920       1,142,152      2,717,403         766,718
  Net change in unrealized gain (loss) on
   investments................................     1,385,666        2,000,082       4,908,656      6,653,390        (524,222)
                                                 -----------     ------------     -----------   ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS................     2,862,443        5,963,002       6,050,808      9,370,793         242,496
                                                 -----------     ------------     -----------   ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 2,489,387     $  2,622,209     $ 5,669,793   $  6,493,789     $    (1,819)
                                                 ===========     ============     ===========   ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   2,029,055      1,213,589        709,402         738,077               -        1,851,797        1,927,711       3,389,988
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   3,180,615      1,450,874        645,221         579,931               -        4,438,805        1,410,748       3,488,018
 $      8.42    $     14.23    $     20.43     $     21.58     $         -      $      7.74      $     22.59     $     11.98
 $24,255,377    $15,061,617    $ 8,726,214     $ 8,976,344     $         -      $24,768,413      $23,110,846     $39,352,963

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
  01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014       01/01/2014      01/01/2014       01/01/2014
      TO            TO             TO              TO               TO               TO              TO               TO
  12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**      12/31/2014      12/31/2014       12/31/2014
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $         -    $         -    $         -     $         -     $         -      $         -      $         -     $         -
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     453,476        328,084        218,612         210,684          34,319          541,638          458,681         606,190
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

    (453,476)      (328,084)      (218,612)       (210,684)        (34,319)        (541,638)        (458,681)       (606,190)
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

           -              -              -               -               -                -                -               -
     491,402      1,263,627        974,694         708,479       5,492,654        1,426,131        1,308,636         209,859
     165,656       (274,811)       784,093        (108,578)     (5,804,355)       2,136,102        2,501,287       2,218,242
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     657,058        988,816      1,758,787         599,901        (311,701)       3,562,233        3,809,923       2,428,101
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

 $   203,582    $   660,732    $ 1,540,175     $   389,217     $  (346,020)     $ 3,020,595      $ 3,351,242     $ 1,821,911
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
  Net Assets..................................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
                                                 $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

  Units outstanding...........................     3,233,775         917,514       1,372,581       1,562,753      1,680,911
                                                 ===========     ===========     ===========     ===========    ===========

  Portfolio shares held.......................     1,727,788         956,318         700,216       1,087,251      1,656,322
  Portfolio net asset value per share.........   $     32.27     $     16.59     $     34.94     $     27.50    $     10.34
  Investment in portfolio shares, at cost.....   $41,542,680     $11,004,190     $17,383,457     $20,181,155    $17,464,282

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
                                                  01/01/2014      01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                      TO              TO              TO             TO              TO
                                                  12/31/2014      12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               ---------------- -------------- ---------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $         -     $         -     $         -    $         -
                                                 -----------     -----------     -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       865,382         251,358         385,913         452,026        289,793
                                                 -----------     -----------     -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................      (865,382)       (251,358)       (385,913)       (452,026)      (289,793)
                                                 -----------     -----------     -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -               -               -               -              -
  Realized gain (loss) on shares redeemed.....     2,011,355         909,083       1,128,895       1,310,629        (55,871)
  Net change in unrealized gain (loss) on
   investments................................     3,926,314         393,531         634,724       2,333,779         42,650
                                                 -----------     -----------     -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................     5,937,669       1,302,614       1,763,619       3,644,408        (13,221)
                                                 -----------     -----------     -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 5,072,287     $ 1,051,256     $ 1,377,706     $ 3,192,382    $  (303,014)
                                                 ===========     ===========     ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  1,935,274      1,015,750     2,901,523    58,767,522      1,464,731        2,075,409        1,535,267        10,289,385
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  2,215,286        908,752     1,429,446    35,054,008      1,503,115        1,001,907        1,482,137         9,673,573
$     13.24    $     21.11   $     20.83  $      23.59    $     15.70      $     23.98      $     10.83      $      12.65
$21,442,497    $15,050,830   $29,559,216  $651,420,516    $17,806,640      $21,317,236      $16,314,584      $106,380,673

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
 01/01/2014     01/01/2014   01/01/2014    01/01/2014      01/01/2014       01/01/2014       01/01/2014       01/01/2014
     TO             TO           TO            TO              TO               TO               TO               TO
 12/31/2014     12/31/2014   12/31/2014    12/31/2014      12/31/2014       12/31/2014       12/31/2014       12/31/2014
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$         -    $         -   $         -  $          -    $         -      $         -      $         -      $          -
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------



    457,693        221,324       530,679    12,726,900        360,400          404,763          247,632         1,719,170
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

   (457,693)      (221,324)     (530,679)  (12,726,900)      (360,400)        (404,763)        (247,632)       (1,719,170)
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

          -              -             -             -              -                -                -                 -
  1,191,710        583,641       934,958    11,069,461        679,852          514,197          (15,434)        1,558,550

    904,915      1,467,891    (3,370,690)   34,128,716        117,331       (2,123,233)         111,354         4,028,997
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

  2,096,625      2,051,532    (2,435,732)   45,198,177        797,183       (1,609,036)          95,920         5,587,547
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

$ 1,638,932    $ 1,830,208   $(2,966,411) $ 32,471,277    $   436,783      $(2,013,799)     $  (151,712)     $  3,868,377
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair value. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
  Net Assets.................................. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units.......................... $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
                                               $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

  Units outstanding...........................   40,109,004    30,392,215    51,425,261    37,987,102    25,768,112
                                               ============  ============  ============  ============  ============

  Portfolio shares held.......................   38,253,108    28,792,492    48,403,783    34,969,693    27,473,529
  Portfolio net asset value per share......... $      14.99  $      13.05  $      14.70  $      13.92  $      12.11
  Investment in portfolio shares, at cost..... $439,439,169  $313,793,588  $550,285,175  $412,185,044  $274,822,728

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014    01/01/2014
                                                    TO            TO            TO            TO            TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014    12/31/2014
                                               ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income............................. $          -  $          -  $          -  $          -  $          -
                                               ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................    8,979,847     6,771,357    11,275,381     7,947,711     5,353,843
                                               ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..................   (8,979,847)   (6,771,357)  (11,275,381)   (7,947,711)   (5,353,843)
                                               ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -             -             -             -             -
  Realized gain (loss) on shares redeemed.....    8,270,344     8,887,813    12,339,698     7,214,935     5,266,720
  Net change in unrealized gain (loss) on
   investments................................   27,772,086     5,280,870    31,171,828    19,712,369     5,068,068
                                               ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................   36,042,430    14,168,683    43,511,526    26,927,304    10,334,788
                                               ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 27,062,583  $  7,397,326  $ 32,236,145  $ 18,979,593  $  4,980,945
                                               ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   26,711,521     43,576,045    3,052,980    1,792,812    1,093,068     20,088,453      788,321      1,493,204
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   28,497,250     40,694,310    2,567,759   16,760,208      622,283     18,068,973      522,501      1,314,363
 $      13.06   $      14.94  $     22.33  $      1.00  $     31.80   $      12.81   $    17.12    $     13.34
 $297,299,008   $483,198,750  $38,866,205  $16,760,208  $14,534,861   $219,758,856   $8,072,140    $15,184,271

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
  01/01/2014     01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014    01/01/2014    01/01/2014
      TO             TO           TO            TO           TO            TO            TO            TO
  12/31/2014     12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014    12/31/2014    12/31/2014
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------

 $          -   $          -  $         -  $         -  $         -   $          -   $        -    $         -
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

    5,597,186      9,320,103      957,168      315,276      325,580      3,970,272      151,192        270,495
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   (5,597,186)    (9,320,103)    (957,168)    (315,276)    (325,580)    (3,970,272)    (151,192)      (270,495)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

            -              -            -            -            -              -            -              -
    5,196,985      7,154,400    3,487,534            -    1,039,086      1,568,157      167,621        322,337
   24,233,649     26,828,542    1,113,161            -     (299,395)     8,504,979     (803,419)    (1,320,081)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   29,430,634     33,982,942    4,600,695            -      739,691     10,073,136     (635,798)      (997,744)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

 $ 23,833,448   $ 24,662,839  $ 3,643,527  $  (315,276) $   414,111   $  6,102,864   $ (786,990)   $(1,268,239)
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
  Net Assets..................................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

NET ASSETS, representing:
  Accumulation units..........................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
                                                  $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

  Units outstanding...........................      48,439        4,188,300       4,879,915      1,578,300         95,412
                                                  ========      ===========     ===========    ===========     ==========

  Portfolio shares held.......................     114,178        8,123,586       5,096,233      1,476,221        110,167
  Portfolio net asset value per share.........    $   5.83      $      6.82     $     11.33    $     12.34     $    10.27
  Investment in portfolio shares, at cost.....    $832,652      $54,700,425     $54,651,578    $17,578,354     $1,113,090

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
                                                 01/01/2014      01/01/2014     01/01/2014      01/01/2014     01/01/2014
                                                     TO              TO             TO              TO             TO
                                                 12/31/2014      12/31/2014     12/31/2014      12/31/2014     12/31/2014
                                               --------------- -------------- --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................    $  5,215      $         -     $         -    $         -     $        -
                                                  --------      -----------     -----------    -----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      10,264          701,558         937,639        445,245         28,463
                                                  --------      -----------     -----------    -----------     ----------

NET INVESTMENT INCOME (LOSS)..................      (5,049)        (701,558)       (937,639)      (445,245)       (28,463)
                                                  --------      -----------     -----------    -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -                -               -              -              -
  Realized gain (loss) on shares redeemed.....     (26,648)       2,162,687         474,291        216,922           (543)
  Net change in unrealized gain (loss) on
   investments................................     (21,895)         416,489       3,220,223        334,282         64,656
                                                  --------      -----------     -----------    -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS................     (48,543)       2,579,176       3,694,514        551,204         64,113
                                                  --------      -----------     -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $(53,592)     $ 1,877,618     $ 2,756,875    $   105,959     $   35,650
                                                  ========      ===========     ===========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

   606,111        2,742,367        1,619,382      20,067,331     27,104,020     12,870,017      15,715,244       16,377,933
==========      ===========      ===========    ============   ============   ============    ============     ============

   807,350        3,137,201        1,670,501      19,010,985     28,330,980     13,258,587      15,750,051       16,968,834
$    11.21      $      8.55      $     18.02    $      14.81   $      12.07   $      13.37    $      12.10     $      13.31
$7,412,992      $27,370,888      $20,734,392    $221,377,689   $288,367,981   $141,956,914    $166,164,223     $183,078,009

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
01/01/2014       01/01/2014      01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014
    TO               TO              TO              TO             TO             TO              TO               TO
12/31/2014       12/31/2014      12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$        -      $         -      $         -    $          -   $          -   $          -    $          -     $          -
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   141,623          484,275          469,153       4,334,782      5,169,886      2,711,059       2,916,652        3,446,040
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

  (141,623)        (484,275)        (469,153)     (4,334,782)    (5,169,886)    (2,711,059)     (2,916,652)      (3,446,040)
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

         -                -                -               -              -              -               -                -
   357,106          463,733        1,402,329       3,779,469      3,187,450      2,658,885       2,410,558        2,835,071
   755,076       (1,798,171)         579,970      11,646,313     13,082,335      7,804,797       4,699,343        8,775,830
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
 1,112,182       (1,334,438)       1,982,299      15,425,782     16,269,785     10,463,682       7,109,901       11,610,901
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

$  970,559      $(1,818,713)     $ 1,513,146    $ 11,091,000   $ 11,099,899   $  7,752,623    $  4,193,249     $  8,164,861
==========      ===========      ===========    ============   ============   ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
  Net Assets..................................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

NET ASSETS, representing:
  Accumulation units..........................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
                                                $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

  Units outstanding...........................    13,436        7,950       32,692     16,567      20,137
                                                ========     ========     ========   ========    ========

  Portfolio shares held.......................     4,345        2,387       10,235      5,438       4,685
  Portfolio net asset value per share.........  $  64.15     $  56.02     $  31.53   $  63.90    $  60.31
  Investment in portfolio shares, at cost.....  $141,352     $ 78,612     $183,259   $169,477    $217,200

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
                                               01/01/2014   01/01/2014   01/01/2014 01/01/2014  01/01/2014
                                                   TO           TO           TO         TO          TO
                                               12/31/2014   12/31/2014   12/31/2014 12/31/2014  12/31/2014
                                               ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income.............................  $      -     $  1,102     $    706   $    288    $    831
                                                --------     --------     --------   --------    --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     4,766        2,345        5,077      5,350       5,130
                                                --------     --------     --------   --------    --------

NET INVESTMENT INCOME (LOSS)..................    (4,766)      (1,243)      (4,371)    (5,062)     (4,299)
                                                --------     --------     --------   --------    --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       333            -            -          -           -
  Realized gain (loss) on shares redeemed.....    67,925       38,956       47,262     60,750      52,926
  Net change in unrealized gain (loss) on
   investments................................   (33,409)     (26,069)      (8,716)    15,416     (33,290)
                                                --------     --------     --------   --------    --------

NET GAIN (LOSS) ON INVESTMENTS................    34,849       12,887       38,546     76,166      19,636
                                                --------     --------     --------   --------    --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 30,083     $ 11,644     $ 34,175   $ 71,104    $ 15,337
                                                ========     ========     ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

    2,670      1,965      12,500       3,393       975           9,211          8,812      6,647
 ========    =======    ========    ========   =======        ========       ========   ========

      865        710       2,462       1,465       361          11,948          2,639      1,799
 $  48.21    $ 42.11    $  62.83    $  37.45   $ 42.32        $   8.52       $  43.44   $  57.23
 $ 30,483    $16,693    $109,560    $ 51,882   $ 9,028        $ 90,954       $ 80,552   $ 91,998

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
01/01/2014  01/01/2014 01/01/2014  01/01/2014 01/01/2014     01/01/2014     01/01/2014 01/01/2014
    TO          TO         TO          TO         TO             TO             TO         TO
12/31/2014  12/31/2014 12/31/2014  12/31/2014 12/31/2014     12/31/2014     12/31/2014 12/31/2014
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------

 $      -    $    45    $  2,280    $      -   $     -        $  5,594       $  2,412   $     51
 --------    -------    --------    --------   -------        --------       --------   --------



      901        553       2,248       1,147       224           1,888          2,162        670
 --------    -------    --------    --------   -------        --------       --------   --------

     (901)      (508)         32      (1,147)     (224)          3,706            250       (619)
 --------    -------    --------    --------   -------        --------       --------   --------

    5,614          -           -      12,406       619               -              -          -
   12,667     11,361       6,104       1,318     1,210          10,150         20,066      6,240
  (17,299)    (7,827)     25,347     (12,779)     (405)        (14,501)         8,422     (1,975)
 --------    -------    --------    --------   -------        --------       --------   --------

      982      3,534      31,451         945     1,424          (4,351)        28,488      4,265
 --------    -------    --------    --------   -------        --------       --------   --------

 $     81    $ 3,026    $ 31,483    $   (202)  $ 1,200        $   (645)      $ 28,738   $  3,646
 ========    =======    ========    ========   =======        ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value.  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
  Net Assets..................................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

NET ASSETS, representing:
  Accumulation units..........................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
                                                $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

  Units outstanding...........................    3,175        282,427       716,697      972,440       990,838
                                                =======     ==========   ===========  ===========   ===========

  Portfolio shares held.......................    1,042        526,056       600,720      805,761       923,794
  Portfolio net asset value per share.........  $ 38.58     $     6.55   $     18.26  $     20.97   $     12.07
  Investment in portfolio shares, at cost.....  $23,983     $3,337,463   $ 8,105,230  $12,248,017   $10,897,031

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
                                               01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014
                                                   TO           TO            TO           TO            TO
                                               12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014
                                               ---------- -------------- -----------  -----------  --------------
INVESTMENT INCOME
  Dividend income.............................  $   322     $        -   $         -  $         -   $         -
                                                -------     ----------   -----------  -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      739         83,316       168,238      247,807       266,442
                                                -------     ----------   -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (417)       (83,316)     (168,238)    (247,807)     (266,442)
                                                -------     ----------   -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        -              -             -            -             -
  Realized gain (loss) on shares redeemed.....   13,811         61,915       358,341      806,360       171,195
  Net change in unrealized gain (loss) on
   investments................................   (9,461)       179,486       643,128      628,344        20,683
                                                -------     ----------   -----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,350        241,401     1,001,469    1,434,704       191,878
                                                -------     ----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 3,933     $  158,085   $   833,231  $ 1,186,897   $   (74,564)
                                                =======     ==========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

   1,065,565        2,755       106,291          4,413          815,317         470,626        11,411,274         10,496
 ===========      =======      ========        =======       ==========      ==========      ============       ========

     956,749        8,454        11,758          5,592          750,671         415,321        10,765,330          6,223
 $     14.02      $  4.92      $  27.57        $ 11.15       $    12.88      $    13.27      $      12.00       $  28.82
 $12,903,184      $40,312      $253,275        $41,658       $9,226,449      $5,324,032      $110,643,236       $103,345

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
  01/01/2014    01/01/2014    01/01/2014     01/01/2014      01/01/2014      01/01/2014       01/01/2014       01/01/2014
      TO            TO            TO             TO              TO              TO               TO               TO
  12/31/2014    12/31/2014    12/31/2014     12/31/2014      12/31/2014      12/31/2014       12/31/2014       12/31/2014
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $         -      $ 1,476      $      -        $   408       $        -      $        -      $          -       $    524
 -----------      -------      --------        -------       ----------      ----------      ------------       --------



     250,609          849         5,435          1,095          238,109          38,811         1,994,234          2,970
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

    (250,609)         627        (5,435)          (687)        (238,109)        (38,811)       (1,994,234)        (2,446)
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

           -        1,155        61,110              -                -               -                 -              -
     213,059          540         2,236          2,074          104,393          16,269         1,645,536          5,379

     561,324       (5,861)      (50,565)           600        1,074,534         159,423         4,198,572         12,031
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
     774,383       (4,166)       12,781          2,674        1,178,927         175,692         5,844,108         17,410
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

 $   523,774      $(3,539)     $  7,346        $ 1,987       $  940,818      $  136,881      $  3,849,874       $ 14,964
 ===========      =======      ========        =======       ==========      ==========      ============       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
ASSETS
  Investment in the portfolios, at fair value.  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
  Net Assets..................................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

NET ASSETS, representing:
  Accumulation units..........................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
                                                $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

  Units outstanding...........................    1,019,821        497,230      1,492,799        20,694,303        4,049,840
                                                ===========     ==========    ===========      ============      ===========

  Portfolio shares held.......................      973,282        471,233      1,399,329        19,790,980        3,878,471
  Portfolio net asset value per share.........  $     11.20     $    10.82    $     10.70      $      13.96      $     12.89
  Investment in portfolio shares, at cost.....  $10,445,504     $4,910,349    $13,713,435      $215,313,144      $42,841,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
                                                 01/01/2014     01/01/2014     01/01/2014       01/01/2014       01/01/2014
                                                     TO             TO             TO               TO               TO
                                                 12/31/2014     12/31/2014     12/31/2014       12/31/2014       12/31/2014
                                               -------------- -------------- -------------- ------------------ ---------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $        -    $         -      $          -      $         -
                                                -----------     ----------    -----------      ------------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      128,765         93,820        506,229         4,645,370          724,089
                                                -----------     ----------    -----------      ------------      -----------

NET INVESTMENT INCOME (LOSS)..................     (128,765)       (93,820)      (506,229)       (4,645,370)        (724,089)
                                                -----------     ----------    -----------      ------------      -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -              -              -                 -                -
  Realized gain (loss) on shares redeemed.....       51,306         73,639        833,343         4,101,636          752,924
  Net change in unrealized gain (loss) on
   investments................................      460,266        213,948      2,263,054         4,829,715        1,462,200
                                                -----------     ----------    -----------      ------------      -----------

NET GAIN (LOSS) ON INVESTMENTS................      511,572        287,587      3,096,397         8,931,351        2,215,124
                                                -----------     ----------    -----------      ------------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $   382,807     $  193,767    $ 2,590,168      $  4,285,981      $ 1,491,035
                                                ===========     ==========    ===========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,810         126,017         965,664        15,496         410,974         15,686      34,124,093     1,564,876
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,030         120,093         927,365        15,123         397,461         15,523      32,931,513     1,523,167
   $   9.73      $    15.21      $    10.21      $   9.92      $    13.44       $   9.50    $      10.75   $     11.00
   $244,174      $1,568,679      $8,867,278      $156,000      $4,787,525       $157,766    $333,149,697   $16,094,280

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
  01/01/2014     01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014    01/01/2014    01/01/2014
      TO             TO              TO             TO             TO              TO            TO            TO
  12/31/2014     12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014    12/31/2014    12/31/2014
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------

   $      -      $        -      $        -      $      -      $        -       $      -    $          -   $         -
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

      1,942          26,531         149,320         1,408          53,959            470       4,316,992       202,628
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

     (1,942)        (26,531)       (149,320)       (1,408)        (53,959)          (470)     (4,316,992)     (202,628)
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

          -               -               -             -               -              -               -             -
       (497)         53,992         230,527           130          34,260         (1,862)         15,388        55,943
     (2,659)        115,503         869,375        (6,447)        409,081        (10,908)     20,119,763       325,129
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
     (3,156)        169,495       1,099,902        (6,317)        443,341        (12,770)     20,135,151       381,072
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

   $ (5,098)     $  142,964      $  950,582      $ (7,725)     $  389,382       $(13,240)   $ 15,818,159   $   178,444
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
ASSETS
  Investment in the portfolios, at fair value.    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
  Net Assets..................................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

NET ASSETS, representing:
  Accumulation units..........................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
                                                  $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

  Units outstanding...........................      4,855,700         1,980,227      35,106     13,115     287,561
                                                  ===========       ===========    ========   ========  ==========

  Portfolio shares held.......................      4,727,766         1,923,477      34,260     12,479     281,985
  Portfolio net asset value per share.........    $     11.22       $     10.31    $  13.32   $  13.61  $    11.51
  Investment in portfolio shares, at cost.....    $51,564,711       $19,206,328    $417,090   $164,943  $3,132,821

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
                                                   01/01/2014       01/01/2014    01/01/2014 01/01/2014 01/02/2014*
                                                       TO               TO            TO         TO         TO
                                                   12/31/2014       12/31/2014    12/31/2014 12/31/2014 12/31/2014
                                               ------------------ --------------- ---------- ---------- -----------
INVESTMENT INCOME
  Dividend income.............................    $         -       $         -    $      -   $      -  $        -
                                                  -----------       -----------    --------   --------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................        634,374           258,440       3,354        406      15,830
                                                  -----------       -----------    --------   --------  ----------

NET INVESTMENT INCOME (LOSS)..................       (634,374)         (258,440)     (3,354)      (406)    (15,830)
                                                  -----------       -----------    --------   --------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -                 -           -          -           -
  Realized gain (loss) on shares redeemed.....        176,721           172,383      33,045        738      10,163
  Net change in unrealized gain (loss) on
   investments................................        231,544           500,699       7,396      4,453     112,826
                                                  -----------       -----------    --------   --------  ----------

NET GAIN (LOSS) ON INVESTMENTS................        408,265           673,082      40,441      5,191     122,989
                                                  -----------       -----------    --------   --------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $  (226,109)      $   414,642    $ 37,087   $  4,785  $  107,159
                                                  ===========       ===========    ========   ========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,715,238       81,722         159,215          104,370       99,829        44,405        26,658       122,711
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,691,130       81,364         158,532          103,927       99,383        44,228        26,557       122,129
 $     10.67     $  10.29      $    10.40       $    10.59   $    10.01      $   9.73      $  10.33    $    10.07
 $17,615,622     $836,743      $1,628,959       $1,077,625   $1,004,300      $437,879      $275,586    $1,238,262

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 02/10/2014*   04/28/2014*     04/28/2014*     04/28/2014*   04/28/2014*   04/28/2014*    04/28/2014* 04/28/2014*
     TO             TO             TO               TO           TO             TO            TO           TO
 12/31/2014     12/31/2014     12/31/2014       12/31/2014   12/31/2014     12/31/2014    12/31/2014   12/31/2014
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $         -     $      -      $        -       $        -   $        -      $      -      $      -    $        -
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     119,309        1,607           2,332            2,160        1,902           728           324         2,928
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

    (119,309)      (1,607)         (2,332)          (2,160)      (1,902)         (728)         (324)       (2,928)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

           -            -               -                -            -             -             -             -
         237         (160)            136              212         (370)         (245)          648          (189)
     428,738          490          19,773           22,962       (9,478)       (7,541)       (1,253)       (8,420)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     428,975          330          19,909           23,174       (9,848)       (7,786)         (605)       (8,609)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

 $   309,666     $ (1,277)     $   17,577       $   21,014   $  (11,750)     $ (8,514)     $   (929)   $  (11,537)
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
ASSETS
  Investment in the portfolios, at fair value.     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
  Net Assets..................................     $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

NET ASSETS, representing:
  Accumulation units..........................     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
                                                   $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

  Units outstanding...........................       4,101           6,537           9,355             4,907
                                                   =======         =======         =======           =======

  Portfolio shares held.......................       4,083           6,511           9,316             4,899
  Portfolio net asset value per share.........     $  9.75         $ 10.45         $  9.77           $  9.96
  Investment in portfolio shares, at cost.....     $42,872         $69,444         $92,376           $48,944

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
                                                 04/28/2014*     04/28/2014*     04/28/2014*       11/24/2014*
                                                     TO              TO               TO                TO
                                                 12/31/2014      12/31/2014       12/31/2014        12/31/2014
                                               --------------- --------------- ---------------- ------------------
INVESTMENT INCOME
  Dividend income.............................     $     -         $     -         $     -           $     -
                                                   -------         -------         -------           -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................          62             107             140                13
                                                   -------         -------         -------           -------

NET INVESTMENT INCOME (LOSS)..................         (62)           (107)           (140)              (13)
                                                   -------         -------         -------           -------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -               -               -                 -
  Realized gain (loss) on shares redeemed.....         (45)           (555)            (15)                -
  Net change in unrealized gain (loss) on
   investments................................      (3,065)         (1,402)         (1,358)             (147)
                                                   -------         -------         -------           -------

NET GAIN (LOSS) ON INVESTMENTS................      (3,110)         (1,957)         (1,373)             (147)
                                                   -------         -------         -------           -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................     $(3,172)        $(2,064)        $(1,513)          $  (160)
                                                   =======         =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (168,407) $  (208,094) $   (61,739)  $   616,036   $  (314,850) $  (308,180)
  Capital gains distributions
   received.............................           -            -            -       678,509             -            -
  Realized gain (loss) on shares
   redeemed.............................           -            -       69,665        91,016       850,665      577,503
  Net change in unrealized gain (loss)
   on investments.......................           -            -    1,219,352    (1,892,458)      797,472    5,696,969
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (168,407)    (208,094)   1,227,278      (506,897)    1,333,287    5,966,292
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     266,150      410,663       43,358       114,656       106,531       60,701
  Annuity Payments......................     (68,410)     (50,713)     (79,853)     (273,336)      (54,015)    (618,851)
  Surrenders, withdrawals and death
   benefits.............................  (3,506,690)  (2,916,653)  (2,555,978)   (2,502,394)   (2,345,805)  (2,039,218)
  Net transfers between other
   subaccounts or fixed rate
   option...............................     697,670    1,577,941      242,340       279,487      (346,783)    (799,631)
  Other charges.........................      (8,130)      (9,561)      (7,275)       (8,609)      (13,589)     (15,587)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (2,619,410)    (988,323)  (2,357,408)   (2,390,196)   (2,653,661)  (3,412,586)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (2,787,817)  (1,196,417)  (1,130,130)   (2,897,093)   (1,320,374)   2,553,706

NET ASSETS
  Beginning of period...................  14,204,330   15,400,747   22,652,606    25,549,699    22,928,791   20,375,085
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $11,416,513  $14,204,330  $21,522,476   $22,652,606   $21,608,417  $22,928,791
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  11,766,880   12,368,609    9,448,011    10,432,889     8,359,496    9,808,349
  Units issued..........................   2,204,667    3,662,696      288,197       518,837        97,053      221,314
  Units redeemed........................  (4,541,337)  (4,264,425)  (1,245,374)   (1,503,715)   (1,042,664)  (1,670,167)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................   9,430,210   11,766,880    8,490,834     9,448,011     7,413,885    8,359,496
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE          PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                     PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------      ------------------------   ------------------------  ----------------------
 01/01/2014     01/01/2013     01/01/2014    01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO             TO             TO            TO           TO           TO          TO          TO
 12/31/2014     12/31/2013     12/31/2014    12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$  (453,883)   $  (446,986)   $   896,657   $ 1,026,486  $   410,582  $  (354,273) $  (84,065) $  (85,768)
          -              -              -             -    1,126,200            -           -           -
    930,893        684,335          4,303        26,504    1,257,261    1,058,361     253,365     105,848
  2,060,846      7,995,831       (627,477)      113,048       21,459    5,763,442     (65,087)  1,335,550
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------



  2,537,856      8,233,180        273,483     1,166,038    2,815,502    6,467,530     104,213   1,355,630
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

     80,125        289,308        183,116       379,835       79,754      203,781       8,847      25,982
   (229,038)    (1,045,118)       (45,871)     (185,256)    (186,234)    (708,046)   (129,693)     (5,637)
 (2,576,420)    (3,477,690)    (2,549,199)   (2,436,465)  (2,700,687)  (2,677,066)   (729,790)   (558,080)
   (542,542)    (1,056,901)        60,300       295,649     (328,584)    (736,756)    (33,004)    (70,876)
    (31,358)       (36,406)       (21,574)      (23,289)     (18,970)     (24,457)     (4,601)     (5,645)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

 (3,299,233)    (5,326,807)    (2,373,228)   (1,969,526)  (3,154,721)  (3,942,544)   (888,241)   (614,256)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

   (761,377)     2,906,373     (2,099,745)     (803,488)    (339,219)   2,524,986    (784,028)    741,374
 31,308,155     28,401,782     20,420,658    21,224,146   26,062,075   23,537,089   6,316,452   5,575,078
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$30,546,778    $31,308,155    $18,320,913   $20,420,658  $25,722,856  $26,062,075  $5,532,424  $6,316,452
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

 10,703,453     12,843,377      5,209,281     5,736,847   10,276,280   12,163,692   2,833,505   3,127,004
    148,063        441,790        181,861       312,207      362,531      813,708      52,003      62,022
 (1,208,411)    (2,581,714)      (805,755)     (839,773)  (1,545,190)  (2,701,120)   (434,199)   (355,521)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
  9,643,105     10,703,453      4,585,387     5,209,281    9,093,621   10,276,280   2,451,309   2,833,505
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2014   01/01/2013  01/01/2014    01/01/2013   01/01/2014  01/01/2013
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2014   12/31/2013  12/31/2014    12/31/2013   12/31/2014  12/31/2013
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (391,300) $  (366,288) $  (67,961)   $  (69,741)  $   (7,458) $  (10,441)
  Capital gains distributions
   received.............................           -            -           -             -       10,747           -
  Realized gain (loss) on shares
   redeemed.............................   1,739,951    1,030,399     332,839       279,637       32,846      14,533
  Net change in unrealized gain (loss)
   on investments.......................     847,811    7,252,782     (96,754)    1,436,294      (83,258)    225,814
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,196,462    7,916,893     168,124     1,646,190      (47,123)    229,906
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      36,941       88,894      11,035        11,121            -         367
  Annuity Payments......................     (81,839)     (84,465)    (38,219)      (10,601)      (5,202)          -
  Surrenders, withdrawals and death
   benefits.............................  (3,288,975)  (2,610,107)   (526,909)     (707,194)    (130,050)   (146,811)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (413,542)    (420,659)   (253,769)          970       (4,075)    117,959
  Other charges.........................     (20,280)     (21,051)     (1,735)       (1,926)        (484)       (548)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,767,695)  (3,047,388)   (809,597)     (707,630)    (139,811)    (29,033)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (1,571,233)   4,869,505    (641,473)      938,560     (186,934)    200,873

NET ASSETS
  Beginning of period...................  28,557,779   23,688,274   5,373,792     4,435,232    2,038,608   1,837,735
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $26,986,546  $28,557,779  $4,732,319    $5,373,792   $1,851,674  $2,038,608
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  10,176,462   11,490,600   1,262,743     1,447,624    1,222,472   1,239,510
  Units issued..........................     118,184      253,267      28,300       111,167       34,892      90,159
  Units redeemed........................  (1,392,930)  (1,567,405)   (222,305)     (296,048)    (117,297)   (107,197)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................   8,901,716   10,176,462   1,068,738     1,262,743    1,140,067   1,222,472
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                         JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
T. ROWE PRICE EQUITY INCOME INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
PORTFOLIO - INVESTOR CLASS       FUND - SERIES I              SHARES                     SHARES
--------------------------  ------------------------  ------------------------  ------------------------
01/01/2014    01/01/2013     01/01/2014   01/01/2013  01/01/2014   01/01/2013    01/01/2014   01/01/2013
    TO            TO             TO           TO          TO           TO            TO           TO
12/31/2014    12/31/2013     12/31/2014   12/31/2013  12/31/2014   12/31/2013    12/31/2014   12/31/2013
----------    ----------    -----------  -----------  ----------   ----------   -----------  -----------
$   25,248    $   10,335    $   (56,269) $      (457) $  (56,226)  $  (33,143)  $   339,601  $   145,646

         -             -         47,629            -     392,255            -       536,899            -

   279,040       194,438        488,028      405,745     197,601      113,667       163,771      248,842

   117,710     1,541,575        179,257    1,971,625      52,854    1,261,164    (2,026,972)     640,322
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------



   421,998     1,746,348        658,645    2,376,913     586,484    1,341,688      (986,701)   1,034,810
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

     2,789         6,634         18,630           90      17,176            -         2,817       12,871
         -             -        (49,518)      (1,375)     (6,291)           -       (95,271)     (11,075)
  (674,102)     (597,082)      (986,769)  (1,047,871)   (651,555)    (482,211)     (846,455)  (1,086,454)
   (88,268)        7,272       (104,803)     (70,656)     39,291     (264,907)      (87,672)    (115,982)
    (2,103)       (2,473)        (3,621)      (4,169)     (2,270)      (2,630)       (2,797)      (3,362)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (761,684)     (585,649)    (1,126,081)  (1,123,981)   (603,649)    (749,748)   (1,029,378)  (1,204,002)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (339,686)    1,160,699       (467,436)   1,252,932     (17,165)     591,940    (2,016,079)    (169,192)

 7,605,565     6,444,866     10,327,630    9,074,698   5,677,300    5,085,360     8,387,039    8,556,231
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
$7,265,879    $7,605,565    $ 9,860,194  $10,327,630  $5,660,135   $5,677,300   $ 6,370,960  $ 8,387,039
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

 2,490,388     2,698,038      4,046,112    4,530,883   2,491,991    2,872,755     2,205,642    2,538,273
    23,612        67,642         19,930       97,867      83,688       39,070        61,350       82,573
  (274,447)     (275,292)      (443,445)    (582,638)   (345,847)    (419,834)     (335,653)    (415,204)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
 2,239,553     2,490,388      3,622,597    4,046,112   2,229,832    2,491,991     1,931,339    2,205,642
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -            VP
                                              INITIAL CLASS            INITIAL CLASS       VALUE FUND - CLASS I
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2014   01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/01/2013
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2014   12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,939)  $  (18,579) $  (87,664) $  (75,539) $    3,750  $    6,162
  Capital gains distributions
   received.............................    123,932        4,150     445,227      48,389           -           -
  Realized gain (loss) on shares
   redeemed.............................    132,220       88,943     418,055     311,670      99,502      78,519
  Net change in unrealized gain (loss)
   on investments.......................   (107,670)     382,948    (294,257)  1,679,985     179,191     576,005
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    138,543      457,462     481,361   1,964,505     282,443     660,686
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        801        5,404       3,894       3,261         185         901
  Annuity Payments......................    (20,365)           -     (37,419)          -      (3,391)          -
  Surrenders, withdrawals and death
   benefits.............................   (152,985)    (172,978)   (838,627)   (758,758)   (293,052)   (438,010)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (135,279)     (66,508)    (41,971)     50,096     (33,155)     70,368
  Other charges.........................       (636)        (735)     (2,558)     (2,837)       (709)       (779)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (308,464)    (234,817)   (916,681)   (708,238)   (330,122)   (367,520)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (169,921)     222,645    (435,320)  1,256,267     (47,679)    293,166

NET ASSETS
  Beginning of period...................  1,824,091    1,601,446   7,154,016   5,897,749   2,610,839   2,317,673
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,654,170   $1,824,091  $6,718,696  $7,154,016  $2,563,160  $2,610,839
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    743,917      852,060   2,769,025   3,081,086     903,877   1,041,468
  Units issued..........................      9,538       25,513      45,518     122,390      10,298      79,185
  Units redeemed........................   (132,695)    (133,656)   (393,707)   (434,451)   (118,811)   (216,776)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    620,760      743,917   2,420,836   2,769,025     795,364     903,877
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP                                                        ALLIANCEBERNSTEIN
      GROWTH VIP          PRUDENTIAL JENNISON 20/20       DAVIS VALUE       VPS LARGE CAP GROWTH
    FUND - CLASS 2            FOCUS PORTFOLIO              PORTFOLIO         PORTFOLIO - CLASS B
----------------------    ------------------------  ----------------------  --------------------
01/01/2014    01/01/2013  01/01/2014   01/01/2013   01/01/2014  01/01/2013  01/01/2014 01/01/2013
    TO            TO          TO           TO           TO          TO          TO         TO
12/31/2014    12/31/2013  12/31/2014   12/31/2013   12/31/2014  12/31/2013  12/31/2014 12/31/2013
----------    ----------  ----------   ----------   ----------  ----------  ---------- ----------
$  (45,706)   $  (42,789) $  (58,350)  $  (58,510)  $  (10,564) $  (13,094)  $ (9,319) $  (7,812)
   636,756       198,565           -            -      436,178     156,532          -          -
    77,401        45,525     296,178      163,492       54,717      63,545     17,496     17,254
  (478,608)      745,862      (5,997)     930,064     (381,179)    413,009     69,462    162,443
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

   189,843       947,163     231,831    1,035,046       99,152     619,992     77,639    171,885
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

        11         4,238       3,621        7,781          660       1,488         26          -
         -        (5,908)    (14,434)     (28,174)      (8,054)          -          -          -
  (313,357)     (209,909)   (619,956)    (283,641)    (212,901)   (282,972)   (24,246)   (42,981)
  (112,097)        7,313     (70,661)    (295,992)     (42,559)   (143,174)   (21,852)    86,517
      (955)       (1,049)     (1,003)      (1,286)        (490)       (585)       (74)       (88)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (426,398)     (205,315)   (702,433)    (601,312)    (263,344)   (425,243)   (46,146)    43,448
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (236,555)      741,848    (470,602)     433,734     (164,192)    194,749     31,493    215,333

 3,444,775     2,702,927   4,449,868    4,016,134    2,325,688   2,130,939    672,485    457,152
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
$3,208,220    $3,444,775  $3,979,266   $4,449,868   $2,161,496  $2,325,688   $703,978  $ 672,485
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

 1,310,827     1,402,007   1,916,565    2,215,043    1,528,138   1,842,533    730,835    671,147
    10,160        63,237      30,979       22,545       12,568       5,947      3,245    200,576
  (168,376)     (154,417)   (325,173)    (321,023)    (182,861)   (320,342)   (52,657)  (140,888)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
 1,152,611     1,310,827   1,622,371    1,916,565    1,357,845   1,528,138    681,423    730,835
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2014   01/01/2013  01/01/2014     01/01/2013      01/01/2014     01/01/2013
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2014   12/31/2013  12/31/2014     12/31/2013      12/31/2014     12/31/2013
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (155,060) $  (152,315)  $ (6,087)      $ (3,789)     $  (138,719)   $  (138,169)
  Capital gains distributions
   received.............................           -            -     32,654              -                -              -
  Realized gain (loss) on shares
   redeemed.............................     518,346      436,282     14,046         15,571          471,896        365,388
  Net change in unrealized gain (loss)
   on investments.......................     (50,413)   2,681,351      5,969         89,965          329,261      1,858,230
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     312,873    2,965,318     46,582        101,747          662,438      2,085,449
                                         -----------  -----------   --------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      51,536       53,902      2,278          1,881           50,033         27,601
  Annuity Payments......................    (139,614)    (146,142)         -              -         (140,153)       (27,063)
  Surrenders, withdrawals and death
   benefits.............................    (988,350)  (1,916,653)   (19,424)       (30,552)        (869,216)      (977,919)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (149,956)    (296,312)   (12,380)       (10,206)        (180,522)      (283,571)
  Other charges.........................     (23,738)     (25,240)      (662)          (627)         (19,343)       (20,597)
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,250,122)  (1,610,012)   (30,188)       (39,504)      (1,159,201)    (1,281,549)
                                         -----------  -----------   --------       --------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (937,249)   1,355,306     16,394         62,243         (496,763)       803,900

NET ASSETS
  Beginning of period...................  10,544,560    9,189,254    451,482        389,239        9,282,709      8,478,809
                                         -----------  -----------   --------       --------       -----------    -----------
  End of period......................... $ 9,607,311  $10,544,560   $467,876       $451,482      $ 8,785,946    $ 9,282,709
                                         ===========  ===========   ========       ========       ===========    ===========

  Beginning units.......................   3,976,807    4,681,532    307,824        354,179        3,313,145      3,841,916
  Units issued..........................      67,493      135,945      2,649          3,023           40,855         67,670
  Units redeemed........................    (536,058)    (840,670)   (22,008)       (49,378)        (433,869)      (596,441)
                                         -----------  -----------   --------       --------       -----------    -----------
  Ending units..........................   3,508,242    3,976,807    288,465        307,824        2,920,131      3,313,145
                                         ===========  ===========   ========       ========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET
   GROWTH PORTFOLIO             VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO WORLD STRATEGIES PORTFOLIO
--------------------------  --------------------------  ------------------------  --------------------------
01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
    TO            TO            TO            TO             TO           TO           TO            TO
12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
----------    ----------    ----------    ----------    -----------  -----------  ------------  ------------
$  (37,517)   $  (39,853)   $  (33,026)   $  (35,307)   $  (373,056) $  (298,048) $ (3,340,793) $ (3,090,696)
         -             -             -             -              -            -             -             -
    (2,613)      (55,714)       (7,335)      (83,348)     1,476,777      752,607     3,962,920     2,368,659
  (141,985)      496,220      (118,873)      495,159      1,385,666    4,512,689     2,000,082    22,209,455
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (182,115)      400,653      (159,234)      376,504      2,489,387    4,967,248     2,622,209    21,487,418
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

    31,588        13,537        19,676        10,016      1,259,887      768,760    11,219,470    18,827,704
    (3,606)      (40,496)       (3,996)            -              -            -       (49,222)            -
  (221,148)     (269,004)     (164,428)     (315,540)      (762,563)    (384,125)   (3,800,687)   (2,952,399)
    44,169      (165,455)       (4,022)     (218,152)     1,812,689    1,860,210   (10,888,338)    2,239,648
    (4,673)       (5,617)       (4,360)       (5,249)      (197,196)    (166,213)   (1,889,584)   (1,716,065)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (153,670)     (467,035)     (157,130)     (528,925)     2,112,817    2,078,632    (5,408,361)   16,398,888
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (335,785)      (66,382)     (316,364)     (152,421)     4,602,204    7,045,880    (2,786,152)   37,886,306

 2,575,957     2,642,339     2,221,797     2,374,218     21,850,362   14,804,482   201,708,284   163,821,978
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
$2,240,172    $2,575,957    $1,905,433    $2,221,797    $26,452,566  $21,850,362  $198,922,132  $201,708,284
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

 1,570,179     1,850,761     1,220,191     1,533,494      1,473,551    1,312,699    15,988,008    14,548,632
    87,546        51,468        41,504        15,501        506,906      538,763     1,713,256     4,423,486
  (178,962)     (332,050)     (128,962)     (328,804)      (373,093)    (377,911)   (2,082,607)   (2,984,110)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
 1,478,763     1,570,179     1,132,733     1,220,191      1,607,364    1,473,551    15,618,657    15,988,008
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                                                                                      AST HERNDON
                                            AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC       LARGE-CAP VALUE
                                             REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO           PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (381,015) $  (342,470) $ (2,877,004) $ (2,658,596) $  (244,315) $  (260,391)
  Capital gains distributions
   received.............................           -            -             -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,142,152      613,831     2,717,403     2,191,097      766,718    1,168,103
  Net change in unrealized gain (loss)
   on investments.......................   4,908,656     (153,598)    6,653,390    14,665,102     (524,222)   3,377,850
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   5,669,793      117,763     6,493,789    14,197,603       (1,819)   4,285,562
                                         -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     611,906      712,080    10,610,268    23,352,800      362,364    1,055,537
  Annuity Payments......................           -            -             -       (16,040)           -            -
  Surrenders, withdrawals and death
   benefits.............................    (601,140)    (568,481)   (4,529,093)   (3,932,026)    (328,430)    (310,874)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (734,532)   1,241,766    (3,221,527)   (3,181,789)  (1,253,267)  (3,047,827)
  Other charges.........................    (194,746)    (169,366)   (1,568,188)   (1,401,635)    (129,837)    (138,810)
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    (918,512)   1,215,999     1,291,460    14,821,310   (1,349,170)  (2,441,974)
                                         -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,751,281    1,333,762     7,785,249    29,018,913   (1,350,989)   1,843,588

NET ASSETS
  Beginning of period...................  20,164,014   18,830,252   173,480,823   144,461,910   15,533,403   13,689,815
                                         -----------  -----------  ------------  ------------  -----------  -----------
  End of period......................... $24,915,295  $20,164,014  $181,266,072  $173,480,823  $14,182,414  $15,533,403
                                         ===========  ===========  ============  ============  ===========  ===========

  Beginning units.......................   1,426,594    1,350,938    13,920,320    12,551,418    1,020,592    1,193,778
  Units issued..........................     395,178      587,767     1,552,621     3,373,448      107,052      415,189
  Units redeemed........................    (447,284)    (512,111)   (1,364,793)   (2,004,546)    (193,565)    (588,375)
                                         -----------  -----------  ------------  ------------  -----------  -----------
  Ending units..........................   1,374,488    1,426,594    14,108,148    13,920,320      934,079    1,020,592
                                         ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                  AST SMALL-CAP
     AST HIGH YIELD           GROWTH OPPORTUNITIES        AST MID-CAP VALUE        AST SMALL-CAP VALUE
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                 PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (453,476) $  (392,804)   $  (328,084) $  (285,016) $  (218,612) $  (200,919) $  (210,684) $  (187,405)
          -            -              -            -            -            -            -            -
    491,402      352,138      1,263,627      862,235      974,694      618,787      708,479      692,151

    165,656    1,278,022       (274,811)   4,951,263      784,093    2,570,168     (108,578)   2,632,774
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    203,582    1,237,356        660,732    5,528,482    1,540,175    2,988,036      389,217    3,137,520
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,385,196      793,560        267,314      419,679      269,685      353,164      320,701      303,069
          -            -              -            -            -            -            -            -
   (906,992)    (742,055)      (415,249)    (337,523)    (546,290)    (357,980)    (464,018)    (439,915)
    503,166    3,136,203        592,305     (296,077)    (975,365)     271,570      257,470      348,593
   (223,899)    (195,845)      (173,989)    (153,634)    (103,766)     (97,589)     (95,563)     (85,801)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    757,471    2,991,863        270,381     (367,555)  (1,355,736)     169,165       18,590      125,946
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    961,053    4,229,219        931,113    5,160,927      184,439    3,157,201      407,807    3,263,466

 25,819,728   21,590,509     19,714,825   14,553,898   12,997,424    9,840,223   12,107,097    8,843,631
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$26,780,781  $25,819,728    $20,645,938  $19,714,825  $13,181,863  $12,997,424  $12,514,904  $12,107,097
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  1,970,933    1,737,157      1,194,383    1,223,055      796,298      778,074      737,739      726,993
    478,413      744,293        380,954      504,361      136,879      297,498      189,603      292,364
   (420,291)    (510,517)      (361,748)    (533,033)    (223,775)    (279,274)    (189,265)    (281,618)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  2,029,055    1,970,933      1,213,589    1,194,383      709,402      796,298      738,077      737,739
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                             AST GOLDMAN SACHS
                                            CONCENTRATED GROWTH         AST GOLDMAN SACHS        AST LARGE-CAP VALUE
                                                 PORTFOLIO          MID-CAP GROWTH PORTFOLIO          PORTFOLIO
                                         -------------------------  ------------------------  ------------------------
                                          01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO           TO           TO           TO
                                         02/07/2014**   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ------------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $    (34,319) $  (306,493) $  (541,638) $  (456,552) $  (458,681) $  (307,472)
  Capital gains distributions
   received.............................            -            -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    5,492,654      850,121    1,426,131      828,726    1,308,636      673,220
  Net change in unrealized gain (loss)
   on investments.......................   (5,804,355)   4,023,859    2,136,102    6,670,050    2,501,287    5,875,673
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     (346,020)   4,567,487    3,020,595    7,042,224    3,351,242    6,241,421
                                         ------------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........       50,093      783,388      907,929    1,102,934    1,035,020      811,794
  Annuity Payments......................            -            -            -            -      (11,437)     (44,987)
  Surrenders, withdrawals and death
   benefits.............................     (477,107)    (619,287)  (1,333,075)    (760,424)  (1,312,295)    (901,000)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (20,117,419)     420,006      288,753    2,835,835    2,282,789    6,092,258
  Other charges.........................      (16,278)    (153,021)    (274,536)    (234,474)    (264,529)    (186,034)
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (20,560,711)     431,086     (410,929)   2,943,871    1,729,548    5,772,031
                                         ------------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (20,906,731)   4,998,573    2,609,666    9,986,095    5,080,790   12,013,452

NET ASSETS
  Beginning of period...................   20,906,731   15,908,158   31,746,685   21,760,590   26,788,007   14,774,555
                                         ------------  -----------  -----------  -----------  -----------  -----------
  End of period......................... $          -  $20,906,731  $34,356,351  $31,746,685  $31,868,797  $26,788,007
                                         ============  ===========  ===========  ===========  ===========  ===========

  Beginning units.......................    1,358,734    1,312,965    1,871,453    1,659,188    1,822,993    1,417,423
  Units issued..........................       20,350      473,390      385,040      800,553      498,322      781,530
  Units redeemed........................   (1,379,084)    (427,621)    (404,696)    (588,288)    (393,604)    (375,960)
                                         ------------  -----------  -----------  -----------  -----------  -----------
  Ending units..........................            -    1,358,734    1,851,797    1,871,453    1,927,711    1,822,993
                                         ============  ===========  ===========  ===========  ===========  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
     AST LORD ABBETT            AST LOOMIS SAYLES
    CORE FIXED INCOME           LARGE-CAP GROWTH           AST MFS GROWTH         AST NEUBERGER BERMAN
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (606,190) $  (632,980)   $  (865,382) $  (534,455) $  (251,358) $  (216,653) $  (385,913) $  (348,010)
          -            -              -            -            -            -            -            -
    209,859      136,672      2,011,355    1,691,427      909,083      585,552    1,128,895      950,826
  2,218,242     (977,190)     3,926,314    8,217,224      393,531    3,438,459      634,724    4,995,017
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,821,911   (1,473,498)     5,072,287    9,374,196    1,051,256    3,807,358    1,377,706    5,597,833
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,189,711    2,004,175        590,364      506,000      300,555      463,099      524,148      404,048
          -            -              -            -            -            -            -            -
 (1,280,479)  (1,980,886)    (1,711,670)  (1,772,563)    (509,027)    (266,969)    (622,215)    (842,268)
  2,696,084   (1,642,952)    17,413,328   (2,972,028)     266,933      228,449     (488,923)    (581,665)
   (370,021)    (371,886)      (458,415)    (297,527)    (129,800)    (114,154)    (218,454)    (202,060)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  2,235,295   (1,991,549)    15,833,607   (4,536,118)     (71,339)     310,425     (805,444)  (1,221,945)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  4,057,206   (3,465,047)    20,905,894    4,838,078      979,917    4,117,783      572,262    4,375,888

 37,729,246   41,194,293     34,849,829   30,011,751   14,885,392   10,767,609   23,893,297   19,517,409
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$41,786,452  $37,729,246    $55,755,723  $34,849,829  $15,865,309  $14,885,392  $24,465,559  $23,893,297
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  3,207,037    3,352,512      2,198,980    2,543,256      919,617      893,995    1,419,936    1,510,695
    680,066    1,212,853      1,675,359      601,878      216,064      275,409      273,763      441,933
   (497,115)  (1,358,328)      (640,564)    (946,154)    (218,167)    (249,787)    (321,118)    (532,692)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  3,389,988    3,207,037      3,233,775    2,198,980      917,514      919,617    1,372,581    1,419,936
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY
                                          MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            INCOME PORTFOLIO
                                         ------------------------   ------------------------   ------------------------
                                          01/01/2014    01/01/2013   01/01/2014    01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO            TO           TO           TO
                                          12/31/2014    12/31/2013   12/31/2014    12/31/2013   12/31/2014   12/31/2013
                                         -----------   -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (452,026)  $  (347,239) $  (289,793)  $  (325,084) $  (457,693) $  (403,302)
  Capital gains distributions
   received.............................           -             -            -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,310,629     1,207,100      (55,871)      (88,302)   1,191,710    1,262,313
  Net change in unrealized gain (loss)
   on investments.......................   2,333,779     5,754,599       42,650      (354,904)     904,915    5,071,710
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,192,382     6,614,460     (303,014)     (768,290)   1,638,932    5,930,721
                                         -----------   -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     648,674       424,456    1,185,998     1,124,165      879,474      969,222
  Annuity Payments......................           -             -            -             -            -            -
  Surrenders, withdrawals and death
   benefits.............................    (630,240)     (700,035)    (600,623)   (1,008,604)    (851,843)  (1,211,150)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   2,382,847     2,626,312   (1,019,920)   (2,485,453)     196,760    1,491,608
  Other charges.........................    (235,689)     (185,746)    (136,565)     (153,116)    (263,942)    (238,656)
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   2,165,592     2,164,987     (571,110)   (2,523,008)     (39,551)   1,011,024
                                         -----------   -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   5,357,974     8,779,447     (874,124)   (3,291,298)   1,599,381    6,941,745

NET ASSETS
  Beginning of period...................  24,541,417    15,761,970   18,000,497    21,291,795   27,730,999   20,789,254
                                         -----------   -----------  -----------   -----------  -----------  -----------
  End of period......................... $29,899,391   $24,541,417  $17,126,373   $18,000,497  $29,330,380  $27,730,999
                                         ===========   ===========  ===========   ===========  ===========  ===========

  Beginning units.......................   1,439,394     1,288,697    1,729,316     1,960,957    1,935,981    1,858,286
  Units issued..........................     424,419       641,147      353,617       581,033      370,673      684,723
  Units redeemed........................    (301,060)     (490,450)    (402,022)     (812,674)    (371,380)    (607,028)
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,562,753     1,439,394    1,680,911     1,729,316    1,935,274    1,935,981
                                         ===========   ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
        PORTFOLIO              RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO             PORTFOLIO
------------------------    ------------------------  --------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
     TO           TO             TO           TO           TO            TO            TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$  (221,324) $  (150,373)   $  (530,679) $  (520,298) $(12,726,900) $(10,688,658) $  (360,400) $  (294,350)
          -            -              -            -             -             -            -            -

    583,641      409,303        934,958      283,611    11,069,461     5,751,750      679,852      670,394
  1,467,891    2,084,439     (3,370,690)   3,963,930    34,128,716    96,664,597      117,331    3,745,282
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------



  1,830,208    2,343,369     (2,966,411)   3,727,243    32,471,277    91,727,689      436,783    4,121,326
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------

    355,836      237,521        626,081      802,092    75,317,418   119,507,675      605,667      846,369
          -            -              -            -             -       (16,993)           -            -
   (279,815)    (130,910)    (1,045,341)    (873,227)  (18,224,316)  (11,187,150)    (414,701)    (391,685)
  6,704,116    1,194,219      1,425,058   (1,321,100)   (8,009,870)    8,249,680    1,801,322    2,201,859
   (112,435)     (78,804)      (276,510)    (272,427)   (7,493,899)   (6,109,460)    (202,747)    (171,794)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------




  6,667,702    1,222,026        729,288   (1,664,662)   41,589,333   110,443,752    1,789,541    2,484,749
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------


  8,497,910    3,565,395     (2,237,123)   2,062,581    74,060,610   202,171,441    2,226,324    6,606,075

 10,685,844    7,120,449     32,012,489   29,949,908   752,863,432   550,691,991   21,372,583   14,766,508
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$19,183,754  $10,685,844    $29,775,366  $32,012,489  $826,924,042  $752,863,432  $23,598,907  $21,372,583
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

    652,161      566,643      2,808,837    2,964,339    55,047,148    45,661,822    1,354,256    1,168,557
    609,310      298,172      1,053,868    1,108,455     8,088,186    14,322,506      324,203      537,532
   (245,721)    (212,654)      (961,182)  (1,263,957)   (4,367,812)   (4,937,180)    (213,728)    (351,833)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
  1,015,750      652,161      2,901,523    2,808,837    58,767,522    55,047,148    1,464,731    1,354,256
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ---------------------------------------------------------------------------------
                                         AST J.P. MORGAN INTERNATIONAL   AST TEMPLETON GLOBAL    AST WELLINGTON MANAGEMENT
                                             EQUITY PORTFOLIO               BOND PORTFOLIO        HEDGED EQUITY PORTFOLIO
                                         ----------------------------  ------------------------  -------------------------
                                          01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                              TO             TO             TO           TO           TO            TO
                                          12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                          -----------    -----------   -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income (loss).......... $  (404,763)   $  (362,330)   $  (247,632) $  (260,564) $ (1,719,170) $  (931,976)
  Capital gains distributions
   received.............................           -              -              -            -             -            -
  Realized gain (loss) on shares
   redeemed.............................     514,197        550,579        (15,434)    (210,653)    1,558,550    1,124,556
  Net change in unrealized gain (loss)
   on investments.......................  (2,123,233)     2,539,203        111,354     (525,095)    4,028,997    9,531,142
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................  (2,013,799)     2,727,452       (151,712)    (996,312)    3,868,377    9,723,722
                                          -----------    -----------   -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     542,756        475,471        808,157      414,315    25,752,402   19,999,414
  Annuity Payments......................           -              -              -            -             -            -
  Surrenders, withdrawals and death
   benefits.............................    (520,910)      (372,783)      (441,698)    (283,138)   (2,059,912)  (1,442,597)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,866,033      1,979,567       (339,664)    (327,959)   17,266,240   10,791,053
  Other charges.........................    (216,752)      (200,594)      (149,352)    (152,470)     (986,419)    (491,544)
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   1,671,127      1,881,661       (122,557)    (349,252)   39,972,311   28,856,326
                                          -----------    -----------   -----------  -----------  ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (342,672)     4,609,113       (274,269)  (1,345,564)   43,840,688   38,580,048

NET ASSETS
  Beginning of period...................  24,368,392     19,759,279     16,325,810   17,671,374    78,530,007   39,949,959
                                          -----------    -----------   -----------  -----------  ------------  -----------
  End of period......................... $24,025,720    $24,368,392    $16,051,541  $16,325,810  $122,370,695  $78,530,007
                                          ===========    ===========   ===========  ===========  ============  ===========

  Beginning units.......................   1,940,967      1,787,971      1,539,635    1,571,463     6,836,421    4,100,061
  Units issued..........................     491,208        666,652        319,012      544,718     4,688,624    3,697,762
  Units redeemed........................    (356,766)      (513,656)      (323,380)    (576,546)   (1,235,660)    (961,402)
                                          -----------    -----------   -----------  -----------  ------------  -----------
  Ending units..........................   2,075,409      1,940,967      1,535,267    1,539,635    10,289,385    6,836,421
                                          ===========    ===========   ===========  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO       ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (8,979,847) $ (7,120,159)   $ (6,771,357) $ (6,539,111) $(11,275,381) $(10,010,512) $ (7,947,711) $ (7,639,222)
           -             -               -             -             -             -             -             -
   8,270,344     5,584,269       8,887,813     6,048,476    12,339,698     8,689,343     7,214,935     4,893,458
  27,772,086    79,579,544       5,280,870    28,289,361    31,171,828    89,512,333    19,712,369    35,190,164
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  27,062,583    78,043,654       7,397,326    27,798,726    32,236,145    88,191,164    18,979,593    32,444,400
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  47,131,244    42,580,874      13,343,396    26,478,926    49,284,953    65,802,454    29,925,126    67,283,941
           -       (80,101)        (29,351)            -      (171,559)     (165,999)       (8,892)      (68,786)
 (14,158,361)   (8,944,563)    (13,190,118)  (11,412,141)  (22,262,501)  (18,322,578)  (20,414,879)  (13,583,950)
  25,748,899    46,089,890     (20,221,062)    2,440,739   (11,985,393)    7,344,424   (11,351,672)  (35,340,318)
  (4,322,493)   (3,288,079)     (2,913,708)   (2,723,405)   (5,694,555)   (4,903,289)   (4,125,787)   (3,800,672)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  54,399,289    76,358,021     (23,010,843)   14,784,119     9,170,945    49,755,012    (5,976,104)   14,490,215
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  81,461,872   154,401,675     (15,613,517)   42,582,845    41,407,090   137,946,176    13,003,489    46,934,615

 491,952,211   337,550,536     391,355,542   348,772,697   670,128,514   532,182,338   473,774,639   426,840,024
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$573,414,083  $491,952,211    $375,742,025  $391,355,542  $711,535,604  $670,128,514  $486,778,128  $473,774,639
============  ============    ============  ============  ============  ============  ============  ============

  35,937,225    29,647,790      32,209,040    30,992,629    50,339,495    45,923,327    38,187,058    36,655,273
   7,232,653    10,349,647       3,321,054     7,878,445     5,455,484    10,381,877     4,014,342     8,331,993
  (3,060,874)   (4,060,212)     (5,137,879)   (6,662,034)   (4,369,718)   (5,965,709)   (4,214,298)   (6,800,208)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  40,109,004    35,937,225      30,392,215    32,209,040    51,425,261    50,339,495    37,987,102    38,187,058
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                               AST FI PYRAMIS           AST PRUDENTIAL GROWTH           AST ADVANCED
                                           QUANTITATIVE PORTFOLIO       ALLOCATION PORTFOLIO        STRATEGIES PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (5,353,843) $ (4,770,297) $ (5,597,186) $ (4,413,517) $ (9,320,103) $ (7,637,609)
  Capital gains distributions
   received.............................            -             -             -             -             -             -
  Realized gain (loss) on shares
   redeemed.............................    5,266,720     2,332,439     5,196,985     3,858,206     7,154,400     3,542,645
  Net change in unrealized gain (loss)
   on investments.......................    5,068,068    37,476,414    24,233,649    37,720,015    26,828,542    67,644,863
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    4,980,945    35,038,556    23,833,448    37,164,704    24,662,839    63,549,899
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   26,133,631    43,646,440    34,531,066    44,386,812    62,652,702    92,094,004
  Annuity Payments......................            -       (93,212)       (9,302)            -      (405,801)      (82,226)
  Surrenders, withdrawals and death
   benefits.............................   (6,943,738)   (5,052,299)   (6,188,559)   (4,572,979)  (11,334,860)   (8,319,985)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (12,831,795)    5,443,436    14,045,671    12,596,475    (7,276,235)   22,200,070
  Other charges.........................   (3,033,640)   (2,611,995)   (3,241,793)   (2,487,706)   (5,433,679)   (4,287,877)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    3,324,458    41,332,370    39,137,083    49,922,602    38,202,127   101,603,986
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    8,305,403    76,370,926    62,970,531    87,087,306    62,864,966   165,153,885

NET ASSETS
  Beginning of period...................  324,399,029   248,028,103   309,203,559   222,116,253   545,108,018   379,954,133
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $332,704,432  $324,399,029  $372,174,090  $309,203,559  $607,972,984  $545,108,018
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................   25,294,272    21,669,843    23,646,310    19,406,256    40,149,079    31,622,440
  Units issued..........................    3,123,290     6,578,541     5,881,842     8,909,515     6,289,624    12,094,167
  Units redeemed........................   (2,649,450)   (2,954,112)   (2,816,631)   (4,669,461)   (2,862,658)   (3,567,528)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................   25,768,112    25,294,272    26,711,521    23,646,310    43,576,045    40,149,079
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET         AST SMALL-CAP GROWTH      AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO                  PORTFOLIO                  PORTFOLIO               BOND PORTFOLIO
--------------------------   --------------------------  ------------------------  --------------------------
 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
     TO            TO             TO            TO            TO           TO           TO            TO
 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$  (957,168)  $  (768,137)   $   (315,276) $   (302,825) $  (325,580) $  (286,035) $ (3,970,272) $ (4,096,261)
          -             -               -             -            -            -             -             -
  3,487,534     2,345,813               -             -    1,039,086      844,672     1,568,157       805,216
  1,113,161    14,164,820               -             -     (299,395)   4,141,780     8,504,979    (5,685,141)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,643,527    15,742,496        (315,276)     (302,825)     414,111    4,700,417     6,102,864    (8,976,186)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  1,708,034     1,448,304       3,496,329     2,055,160      532,509      473,560     2,078,900     7,010,090
          -             -               -      (301,228)      (4,040)     (72,237)     (245,355)     (309,072)
 (1,498,214)   (1,036,326)    (34,149,912)  (27,868,208)    (785,091)    (448,826)   (8,804,420)   (9,791,401)
    289,677     3,298,361      30,179,055    24,294,793      (58,359)   1,460,405    (8,168,858)    9,108,137
   (477,350)     (397,640)       (111,136)     (133,132)    (154,570)    (140,397)   (2,001,998)   (2,007,318)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

     22,147     3,312,699        (585,664)   (1,952,615)    (469,551)   1,272,505   (17,141,731)    4,010,436
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,665,674    19,055,195        (900,940)   (2,255,440)     (55,440)   5,972,922   (11,038,867)   (4,965,750)

 53,672,392    34,617,197      17,661,148    19,916,588   19,844,028   13,871,106   242,502,406   247,468,156
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$57,338,066   $53,672,392    $ 16,760,208  $ 17,661,148  $19,788,588  $19,844,028  $231,463,539  $242,502,406
===========   ===========    ============  ============  ===========  ===========  ============  ============

  3,039,941     2,773,359       1,860,530     2,056,152    1,115,396    1,035,622    21,554,652    21,224,806
    766,946     1,336,712       5,503,866     4,821,246      280,214      448,667     2,799,623     6,764,202
   (753,907)   (1,070,130)     (5,571,584)   (5,016,868)    (302,542)    (368,893)   (4,265,822)   (6,434,356)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
  3,052,980     3,039,941       1,792,812     1,860,530    1,093,068    1,115,396    20,088,453    21,554,652
===========   ===========    ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                         AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH  NVIT DEVELOPING MARKETS
                                                PORTFOLIO                PORTFOLIO            FUND - CLASS II
                                         ----------------------  ------------------------  ----------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
                                             TO          TO           TO           TO          TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
                                         ----------  ----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $ (151,192) $ (138,194) $  (270,495) $  (242,163)  $ (5,049)   $ (4,040)
  Capital gains distributions
   received.............................          -           -            -            -          -           -
  Realized gain (loss) on shares
   redeemed.............................    167,621     200,371      322,337      310,553    (26,648)    (87,079)
  Net change in unrealized gain (loss)
   on investments.......................   (803,419)  1,205,870   (1,320,081)   2,412,006    (21,895)     75,349
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   (786,990)  1,268,047   (1,268,239)   2,480,396    (53,592)    (15,770)
                                         ----------  ----------  -----------  -----------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    330,154     195,084      460,927      345,738      1,081       1,949
  Annuity Payments......................          -           -            -            -          -           -
  Surrenders, withdrawals and death
   benefits.............................   (287,425)   (270,309)    (503,907)    (229,418)   (90,889)    (82,882)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    776,292     484,319    1,420,503    2,314,318    118,814     124,403
  Other charges.........................    (78,711)    (72,656)    (166,855)    (152,298)    (1,265)     (1,360)
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    740,310     336,438    1,210,668    2,278,340     27,741      42,110
                                         ----------  ----------  -----------  -----------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (46,680)  1,604,485      (57,571)   4,758,736    (25,851)     26,340

NET ASSETS
  Beginning of period...................  8,991,889   7,387,404   17,591,175   12,832,439    691,509     665,169
                                         ----------  ----------  -----------  -----------   --------    --------
  End of period......................... $8,945,209  $8,991,889  $17,533,604  $17,591,175   $665,658    $691,509
                                         ==========  ==========  ===========  ===========   ========    ========

  Beginning units.......................    729,156     705,540    1,395,954    1,205,057     46,761      44,357
  Units issued..........................    188,859     255,728      328,321      525,108      8,863      22,191
  Units redeemed........................   (129,694)   (232,112)    (231,071)    (334,211)    (7,185)    (19,787)
                                         ----------  ----------  -----------  -----------   --------    --------
  Ending units..........................    788,321     729,156    1,493,204    1,395,954     48,439      46,761
                                         ==========  ==========  ===========  ===========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST INVESTMENT GRADE BOND    AST WESTERN ASSET CORE PLUS
         PORTFOLIO                 BOND PORTFOLIO          AST BOND PORTFOLIO 2018  AST BOND PORTFOLIO 2019
--------------------------    --------------------------  ------------------------  ----------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO            TO              TO            TO            TO           TO          TO          TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$  (701,558) $  (1,591,578)   $  (937,639)  $  (848,345)  $  (445,245) $  (509,023) $  (28,463) $  (46,192)
          -              -              -             -             -            -           -           -
  2,162,687      3,890,220        474,291       (55,128)      216,922      345,160        (543)    (46,769)
    416,489     (4,557,529)     3,220,223      (750,153)      334,282     (932,637)     64,656     (42,526)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  1,877,618     (2,258,887)     2,756,875    (1,653,626)      105,959   (1,096,500)     35,650    (135,487)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

      1,487          1,326        831,709     1,150,848             6           32           -          59
          -              -              -             -             -            -           -           -
 (2,831,947)    (3,554,062)    (1,479,200)   (1,029,781)   (1,341,648)    (705,904)    (22,369)   (214,237)
 11,069,111   (219,643,509)     6,026,900     6,465,180    (2,220,483)   1,587,904    (727,624)    (86,747)
   (456,212)    (1,052,790)      (481,072)     (429,618)       (3,367)      (3,784)       (427)       (547)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  7,782,439   (224,249,035)     4,898,337     6,156,629    (3,565,492)     878,248    (750,420)   (301,472)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  9,660,057   (226,507,922)     7,655,212     4,503,003    (3,459,533)    (218,252)   (714,770)   (436,959)

 45,742,802    272,250,724     50,085,108    45,582,105    21,676,106   21,894,358   1,846,181   2,283,140
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$55,402,859  $  45,742,802    $57,740,320   $50,085,108   $18,216,573  $21,676,106  $1,131,411  $1,846,181
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  3,597,565     20,928,766      4,455,818     3,919,578     1,882,925    1,799,476     158,569     183,095
 10,366,956     21,813,702      1,629,214     1,980,425       244,259    1,118,259      20,970     153,212
 (9,776,221)   (39,144,903)    (1,205,117)   (1,444,185)     (548,884)  (1,034,810)    (84,127)   (177,738)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
  4,188,300      3,597,565      4,879,915     4,455,818     1,578,300    1,882,925      95,412     158,569
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING      AST GOLDMAN SACHS
                                                PORTFOLIO        MARKETS EQUITY PORTFOLIO  SMALL-CAP VALUE PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $ (141,623) $ (135,962) $  (484,275) $  (449,778) $  (469,153) $  (409,270)
  Capital gains distributions
   received.............................          -           -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    357,106     314,744      463,733      (20,396)   1,402,329    1,342,601
  Net change in unrealized gain (loss)
   on investments.......................    755,076     (91,923)  (1,798,171)    (205,550)     579,970    6,577,506
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    970,559      86,859   (1,818,713)    (675,724)   1,513,146    7,510,837
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    603,554     277,544      255,454      538,818    1,152,752      761,713
  Annuity Payments......................          -           -            -            -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (334,138)   (233,929)    (877,426)    (279,437)  (1,178,412)    (714,625)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (423,733)  1,078,377      744,086    3,446,277      809,625      821,401
  Other charges.........................    (73,886)    (71,243)    (280,174)    (261,040)    (246,657)    (219,585)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (228,203)  1,050,749     (158,060)   3,444,618      537,308      648,904
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    742,356   1,137,608   (1,976,773)   2,768,894    2,050,454    8,159,741

NET ASSETS
  Beginning of period...................  8,308,043   7,170,435   28,799,844   26,030,950   28,051,971   19,892,230
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $9,050,399  $8,308,043  $26,823,071  $28,799,844  $30,102,425  $28,051,971
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    613,744     547,133    2,763,267    2,458,495    1,579,151    1,524,692
  Units issued..........................    174,450     341,692    1,116,614    1,649,117      359,959      597,270
  Units redeemed........................   (182,083)   (275,081)  (1,137,514)  (1,344,345)    (319,728)    (542,811)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    606,111     613,744    2,742,367    2,763,267    1,619,382    1,579,151
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL              AST RCM WORLD          AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS
    TACTICAL PORTFOLIO             TRENDS PORTFOLIO           THEMATIC PORTFOLIO         MULTI-ASSET PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (4,334,782) $ (3,656,860)   $ (5,169,886) $ (4,392,593) $ (2,711,059) $ (2,247,596) $ (2,916,652) $ (2,497,869)
           -             -               -             -             -             -             -             -
   3,779,469     2,762,692       3,187,450     1,943,516     2,658,885     1,376,566     2,410,558     1,560,481
  11,646,313    34,133,496      13,082,335    30,323,013     7,804,797    19,425,025     4,699,343    12,828,056
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  11,091,000    33,239,328      11,099,899    27,873,936     7,752,623    18,553,995     4,193,249    11,890,668
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  24,420,439    39,012,719      35,101,193    54,957,620    17,036,443    27,875,624    25,382,518    29,940,162
           -             -               -       (74,534)      (30,359)            -             -             -
  (4,884,827)   (2,753,623)     (6,183,508)   (4,567,550)   (3,062,947)   (1,288,197)   (4,239,459)   (3,649,588)
  (4,852,582)   11,280,901      (5,357,775)     (783,051)   (4,158,988)    6,123,440    (7,109,933)   (2,439,337)
  (2,619,510)   (2,161,984)     (3,211,376)   (2,625,294)   (1,630,090)   (1,320,866)   (1,751,114)   (1,454,780)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  12,063,520    45,378,013      20,348,534    46,907,191     8,154,059    31,390,001    12,282,012    22,396,457
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  23,154,520    78,617,341      31,448,433    74,781,127    15,906,682    49,943,996    16,475,261    34,287,125

 258,398,168   179,780,827     310,506,497   235,725,370   161,360,620   111,416,624   174,100,353   139,813,228
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$281,552,688  $258,398,168    $341,954,930  $310,506,497  $177,267,302  $161,360,620  $190,575,614  $174,100,353
============  ============    ============  ============  ============  ============  ============  ============

  18,973,941    15,190,242      25,217,742    21,003,523    12,110,019     9,458,185    14,492,570    12,411,997
   2,647,275     6,113,018       3,740,416     7,410,508     1,898,969     4,058,528     2,884,840     4,555,878
  (1,553,885)   (2,329,319)     (1,854,138)   (3,196,289)   (1,138,971)   (1,406,694)   (1,662,166)   (2,475,305)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  20,067,331    18,973,941      27,104,020    25,217,742    12,870,017    12,110,019    15,715,244    14,492,570
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                           AST FI PYRAMIS(R) ASSET        PROFUND VP        PROFUND VP CONSUMER
                                            ALLOCATION PORTFOLIO       CONSUMER SERVICES      GOODS PORTFOLIO
                                         --------------------------  --------------------  --------------------
                                          01/01/2014    01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                              TO            TO           TO         TO         TO         TO
                                          12/31/2014    12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ------------  ------------  ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss).......... $ (3,446,040) $ (2,589,910) $  (4,766)  $ (4,671)  $ (1,243) $  (1,954)
  Capital gains distributions
   received.............................            -             -        333      1,112          -          -
  Realized gain (loss) on shares
   redeemed.............................    2,835,071     1,830,552     67,925     45,531     38,956     55,412
  Net change in unrealized gain (loss)
   on investments.......................    8,775,830    25,405,185    (33,409)    77,842    (26,069)    18,758
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,164,861    24,645,827     30,083    119,814     11,644     72,216
                                         ------------  ------------  ---------   --------   --------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   33,046,650    31,225,357      1,000     10,003        999          -
  Annuity Payments......................       (9,422)            -          -          -          -          -
  Surrenders, withdrawals and death
   benefits.............................   (3,259,713)   (2,153,263)   (16,888)   (25,179)   (16,494)    (7,489)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    1,891,027    15,541,173   (121,258)   (43,055)   (81,917)  (150,908)
  Other charges.........................   (2,016,131)   (1,478,549)    (2,482)    (3,102)    (1,293)    (2,569)
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   29,652,411    43,134,718   (139,628)   (61,333)   (98,705)  (160,966)
                                         ------------  ------------  ---------   --------   --------  ---------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   37,817,272    67,780,545   (109,545)    58,481    (87,061)   (88,750)

NET ASSETS
  Beginning of period...................  188,037,914   120,257,369    388,263    329,782    220,790    309,540
                                         ------------  ------------  ---------   --------   --------  ---------
  End of period......................... $225,855,186  $188,037,914  $ 278,718   $388,263   $133,729  $ 220,790
                                         ============  ============  =========   ========   ========  =========

  Beginning units.......................   13,957,675    10,343,938     20,737     24,272     14,254     25,290
  Units issued..........................    3,927,617     5,340,707      2,082      4,120      2,233        407
  Units redeemed........................   (1,507,359)   (1,726,970)    (9,383)    (7,655)    (8,537)   (11,443)
                                         ------------  ------------  ---------   --------   --------  ---------
  Ending units..........................   16,377,933    13,957,675     13,436     20,737      7,950     14,254
                                         ============  ============  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP              PROFUND VP            PROFUND VP            PROFUND VP
     FINANCIALS              HEALTH CARE           INDUSTRIALS         MID-CAP GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2014 01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO           TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------   ---------- ---------- ---------- ---------- ---------- ----------
$  (4,371) $  (5,244)   $  (5,062) $  (4,892)  $ (4,299) $  (2,959)  $   (901)  $ (1,770)
        -          -            -          -          -          -      5,614          -
   47,262     70,592       60,750     61,008     52,926     58,663     12,667     17,585
   (8,716)    60,686       15,416     77,435    (33,290)    37,845    (17,299)    13,069
---------  ---------    ---------  ---------   --------  ---------   --------   --------

   34,175    126,034       71,104    133,551     15,337     93,549         81     28,884
---------  ---------    ---------  ---------   --------  ---------   --------   --------

        9          -            -          -          -          -     16,528          -
        -          -            -          -          -          -          -          -
  (21,634)   (25,066)     (26,803)   (25,499)   (61,391)    (3,349)   (12,221)      (603)
  (96,319)  (156,966)     (93,469)   (79,942)    74,931   (147,229)   (52,132)   (56,588)
   (2,778)    (4,057)      (2,843)    (3,481)    (1,596)    (2,836)      (475)      (996)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

 (120,722)  (186,089)    (123,115)  (108,922)    11,944   (153,414)   (48,300)   (58,187)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

  (86,547)   (60,055)     (52,011)    24,629     27,281    (59,865)   (48,219)   (29,303)

  409,244    469,299      399,481    374,852    255,247    315,112     89,900    119,203
---------  ---------    ---------  ---------   --------  ---------   --------   --------
$ 322,697  $ 409,244    $ 347,470  $ 399,481   $282,528  $ 255,247   $ 41,681   $ 89,900
=========  =========    =========  =========   ========  =========   ========   ========

   46,130     68,847       23,220     30,013     18,665     31,372      6,011     10,255
    1,199      6,195        2,809      4,521     12,278      4,009      3,114      1,280
  (14,637)   (28,912)      (9,462)   (11,314)   (10,806)   (16,716)    (6,455)    (5,524)
---------  ---------    ---------  ---------   --------  ---------   --------   --------
   32,692     46,130       16,567     23,220     20,137     18,665      2,670      6,011
=========  =========    =========  =========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                             MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
                                         --------------------  --------------------  --------------------
                                         01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $   (508)  $   (770)  $     32   $   (212)  $ (1,147)  $  (695)
  Capital gains distributions
   received.............................         -          -          -          -     12,406     2,094
  Realized gain (loss) on shares
   redeemed.............................    11,361     11,348      6,104      5,171      1,318     2,347
  Net change in unrealized gain (loss)
   on investments.......................    (7,827)     7,229     25,347     (6,614)   (12,779)   11,025
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,026     17,807     31,483     (1,655)      (202)   14,771
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -          -          -          -    10,000
  Annuity Payments......................         -          -          -          -          -         -
  Surrenders, withdrawals and death
   benefits.............................    (8,320)      (604)    (4,758)    (7,018)    (1,168)   (1,953)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (18,348)   (32,410)   (14,990)     9,934    (29,679)   32,309
  Other charges.........................      (304)      (596)    (1,222)    (1,212)      (621)     (421)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (26,972)   (33,610)   (20,970)     1,704    (31,468)   39,935
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (23,946)   (15,803)    10,513         49    (31,670)   54,706

NET ASSETS
  Beginning of period...................    53,848     69,651    144,154    144,105     86,523    31,817
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $ 29,902   $ 53,848   $154,667   $144,154   $ 54,853   $86,523
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................     3,842      6,471     14,357     14,160      5,388     2,741
  Units issued..........................        31          -        982      2,802        439     3,947
  Units redeemed........................    (1,908)    (2,629)    (2,839)    (2,605)    (2,434)   (1,300)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................     1,965      3,842     12,500     14,357      3,393     5,388
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   SMALL-CAP VALUE      TELECOMMUNICATIONS         UTILITIES         LARGE-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2014 01/01/2013  01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO          TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013  12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------  ---------- ---------- ---------- ---------- ---------- ----------
 $  (224)   $   (254)   $  3,706   $  3,744   $    250   $  2,466   $   (619)  $   (601)
     619           -           -     11,477          -          -          -          -
   1,210       4,279      10,150     16,444     20,066     12,853      6,240      4,946
    (405)      2,153     (14,501)   (10,214)     8,422      8,706     (1,975)     7,935
 -------    --------    --------   --------   --------   --------   --------   --------

   1,200       6,178        (645)    21,451     28,738     24,025      3,646     12,280
 -------    --------    --------   --------   --------   --------   --------   --------

       -           -           -          -          -          -          -          -
       -           -           -          -          -          -          -          -

    (885)          -     (15,974)   (24,586)   (16,003)   (24,498)   (13,805)         -
    (333)    (11,055)    (54,730)   (67,161)   (80,541)   (25,538)    65,357    (12,990)
    (123)       (170)     (1,050)    (2,105)    (1,182)    (1,977)      (356)      (367)
 -------    --------    --------   --------   --------   --------   --------   --------

  (1,341)    (11,225)    (71,754)   (93,852)   (97,726)   (52,013)    51,196    (13,357)
 -------    --------    --------   --------   --------   --------   --------   --------

    (141)     (5,047)    (72,399)   (72,401)   (68,988)   (27,988)    54,842     (1,077)

  15,436      20,483     174,197    246,598    183,633    211,621     48,108     49,185
 -------    --------    --------   --------   --------   --------   --------   --------
 $15,295    $ 15,436    $101,798   $174,197   $114,645   $183,633   $102,950   $ 48,108
 =======    ========    ========   ========   ========   ========   ========   ========

   1,026       1,847      15,616     24,409     17,553     22,559      3,468      4,585
   2,974         622       4,245      3,995      2,703      3,465      5,545      2,739
  (3,025)     (1,443)    (10,650)   (12,788)   (11,444)    (8,471)    (2,366)    (3,856)
 -------    --------    --------   --------   --------   --------   --------   --------
     975       1,026       9,211     15,616      8,812     17,553      6,647      3,468
 =======    ========    ========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                              PROFUND VP                                  AST BOSTON PARTNERS
                                            LARGE-CAP VALUE    AST BOND PORTFOLIO 2020  LARGE-CAP VALUE PORTFOLIO
                                         --------------------  -----------------------  -----------------------
                                         01/01/2014 01/01/2013  01/01/2014  01/01/2013   01/01/2014   01/01/2013
                                             TO         TO          TO          TO           TO           TO
                                         12/31/2014 12/31/2013  12/31/2014  12/31/2013   12/31/2014   12/31/2013
                                         ---------- ---------- -----------  ----------  -----------   ----------
OPERATIONS
  Net investment income (loss)..........  $   (417)  $   (483) $   (83,316) $  (37,837) $  (168,238)  $ (134,368)
  Capital gains distributions
   received.............................         -          -            -           -            -            -
  Realized gain (loss) on shares
   redeemed.............................    13,811      7,019       61,915     (25,305)     358,341      315,860
  Net change in unrealized gain (loss)
   on investments.......................    (9,461)    12,858      179,486     (66,186)     643,128    1,769,724
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,933     19,394      158,085    (129,328)     833,231    1,951,216
                                          --------   --------  -----------  ----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -            -           -      152,181      284,135
  Annuity Payments......................         -          -            -           -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (11,165)      (813)    (371,994)    (12,504)    (169,613)     (91,700)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (25,583)   (19,813)    (806,795)  4,473,863      428,334    1,649,079
  Other charges.........................      (419)      (723)        (496)       (103)     (92,317)     (76,092)
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (37,167)   (21,349)  (1,179,285)  4,461,256      318,585    1,765,422
                                          --------   --------  -----------  ----------  -----------   ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (33,234)    (1,955)  (1,021,200)  4,331,928    1,151,816    3,716,638

NET ASSETS
  Beginning of period...................    73,442     75,397    4,466,866     134,938    9,817,337    6,100,699
                                          --------   --------  -----------  ----------  -----------   ----------
  End of period.........................  $ 40,208   $ 73,442  $ 3,445,666  $4,466,866  $10,969,153   $9,817,337
                                          ========   ========  ===========  ==========  ===========   ==========

  Beginning units.......................     6,313      8,294      380,207      10,681      694,120      556,714
  Units issued..........................        55        192      188,733     560,578      143,831      333,046
  Units redeemed........................    (3,193)    (2,173)    (286,513)   (191,052)    (121,254)    (195,640)
                                          --------   --------  -----------  ----------  -----------   ----------
  Ending units..........................     3,175      6,313      282,427     380,207      716,697      694,120
                                          ========   ========  ===========  ==========  ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   WELLS FARGO ADVANTAGE VT
 AST JENNISON LARGE-CAP                                                            INTERNATIONAL EQUITY
    GROWTH PORTFOLIO           AST BOND PORTFOLIO 2017   AST BOND PORTFOLIO 2021      FUND - CLASS 1
------------------------      ------------------------  -------------------------  -----------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  ------------  ----------   ----------
$  (247,807)   $  (207,206)   $  (266,442) $  (392,468) $  (250,609) $   (367,038)  $    627    $  (1,000)
          -              -              -            -            -             -      1,155        2,489
    806,360        542,839        171,195      457,506      213,059     1,029,654        540       19,581
    628,344      3,319,379         20,683     (743,479)     561,324    (2,044,559)    (5,861)      (2,707)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,186,897      3,655,012        (74,564)    (678,441)     523,774    (1,381,943)    (3,539)      18,363
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

    773,162        644,722          1,396            -            -           111          -           71
          -              -              -      (36,290)           -             -          -            -
   (199,806)      (185,278)      (499,330)    (467,799)    (666,013)     (631,660)    (8,318)    (183,833)
  1,027,040       (364,441)    (1,620,334)  (7,313,714)   4,802,940   (17,391,882)     1,065       (1,886)
   (135,132)      (115,303)        (3,325)      (4,315)      (3,296)       (5,030)       (29)         (26)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,465,264        (20,300)    (2,121,593)  (7,822,118)   4,133,631   (18,028,461)    (7,282)    (185,674)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  2,652,161      3,634,712     (2,196,157)  (8,500,559)   4,657,405   (19,410,404)   (10,821)    (167,311)

 14,244,657     10,609,945     13,346,346   21,846,905    8,756,222    28,166,626     52,413      219,724
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
$16,896,818    $14,244,657    $11,150,189  $13,346,346  $13,413,627  $  8,756,222   $ 41,592    $  52,413
===========    ===========    ===========  ===========  ===========  ============   ========    =========

    878,717        875,800      1,176,979    1,846,896      732,246     2,129,378      3,230       15,969
    324,152        305,757        417,100      718,114      904,083       616,179         67           39
   (230,429)      (302,840)      (603,241)  (1,388,031)    (570,764)   (2,013,311)      (542)     (12,778)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
    972,440        878,717        990,838    1,176,979    1,065,565       732,246      2,755        3,230
===========    ===========    ===========  ===========  ===========  ============   ========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                             OMEGA GROWTH            SMALL CAP VALUE
                                            FUND - CLASS 1           FUND - CLASS 1         AST BOND PORTFOLIO 2022
                                         -----------------------  -----------------------  ------------------------
                                         01/01/2014   01/01/2013  01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO           TO          TO           TO           TO           TO
                                         12/31/2014   12/31/2013  12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------   ----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (5,435)   $  (4,650)   $  (687)     $  (466)   $  (238,109) $  (372,692)
  Capital gains distributions
   received.............................    61,110       22,144          -            -              -            -
  Realized gain (loss) on shares
   redeemed.............................     2,236       51,518      2,074        1,813        104,393      205,197
  Net change in unrealized gain (loss)
   on investments.......................   (50,565)      35,658        600        6,670      1,074,534   (1,835,272)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     7,346      104,670      1,987        8,017        940,818   (2,002,767)
                                          --------    ---------    -------      -------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -            -          -            -          4,302            -
  Annuity Payments......................         -            -          -            -              -            -
  Surrenders, withdrawals and death
   benefits.............................         -     (147,441)    (4,773)      (5,240)    (1,118,429)  (2,572,577)
  Net transfers between other
   subaccounts or fixed rate
   option...............................      (802)      (4,873)         -            -     (2,766,124)  (4,367,761)
  Other charges.........................         -            -       (198)        (202)        (3,420)      (4,232)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      (802)    (152,314)    (4,971)      (5,442)    (3,883,671)  (6,944,570)
                                          --------    ---------    -------      -------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     6,544      (47,644)    (2,984)       2,575     (2,942,853)  (8,947,337)

NET ASSETS
  Beginning of period...................   317,617      365,261     65,337       62,762     12,611,489   21,558,826
                                          --------    ---------    -------      -------    -----------  -----------
  End of period.........................  $324,161    $ 317,617    $62,353      $65,337    $ 9,668,636  $12,611,489
                                          ========    =========    =======      =======    ===========  ===========

  Beginning units.......................   106,550      168,936      4,760        5,173      1,150,052    1,736,527
  Units issued..........................       272            -          -            -        253,515      974,134
  Units redeemed........................      (531)     (62,386)      (347)        (413)      (588,250)  (1,560,609)
                                          --------    ---------    -------      -------    -----------  -----------
  Ending units..........................   106,291      106,550      4,413        4,760        815,317    1,150,052
                                          ========    =========    =======      =======    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   AST QUANTITATIVE        AST BLACKROCK GLOBAL     WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND
  MODELING PORTFOLIO       STRATEGIES PORTFOLIO     OPPORTUNITY FUND - CLASS 1        PORTFOLIO
---------------------   --------------------------  -------------------------  -----------------------
01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014  01/01/2013
    TO          TO           TO            TO           TO            TO            TO          TO
12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014  12/31/2013
----------  ----------  ------------  ------------  ----------    ----------   -----------  ----------
$  (38,811)  $ (2,120)  $ (1,994,234) $ (1,679,417)  $ (2,446)     $ (2,298)   $  (128,765) $ (110,946)
         -          -              -             -          -             -              -           -
    16,269      6,049      1,645,536       763,114      5,379        20,672         51,306      14,283
   159,423     23,479      4,198,572     9,898,160     12,031        27,537        460,266    (183,306)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

   136,881     27,408      3,849,874     8,981,857     14,964        45,911        382,807    (279,969)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,272,481    151,164     15,020,464    25,858,365          -             -        972,764     546,666
         -          -              -             -          -             -              -           -
   (23,059)        (1)    (4,389,909)   (3,405,159)    (9,330)      (78,380)      (307,275)   (152,476)
   700,951    173,081     (1,575,746)        3,442     (1,390)       (2,038)     2,250,165     820,257
    (1,194)       (61)    (1,060,011)     (813,238)       (42)          (31)       (91,794)    (75,697)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,949,179    324,183      7,994,798    21,643,410    (10,762)      (80,449)     2,823,860   1,138,750
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 5,086,060    351,591     11,844,672    30,625,267      4,202       (34,538)     3,206,667     858,781

   425,252     73,661    117,339,292    86,714,025    175,154       209,692      7,694,095   6,835,314
----------   --------   ------------  ------------   --------      --------    -----------  ----------
$5,511,312   $425,252   $129,183,964  $117,339,292   $179,356      $175,154    $10,900,762  $7,694,095
==========   ========   ============  ============   ========      ========    ===========  ==========

    35,927      7,416     10,679,775     8,594,013     11,158        17,208        751,047     643,150
   479,419     31,530      1,777,498     3,110,308          -             -        441,649     561,827
   (44,720)    (3,019)    (1,045,999)   (1,024,546)      (662)       (6,050)      (172,875)   (453,930)
----------   --------   ------------  ------------   --------      --------    -----------  ----------
   470,626     35,927     11,411,274    10,679,775     10,496        11,158      1,019,821     751,047
==========   ========   ============  ============   ========      ========    ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                                                                              AST FRANKLIN TEMPLETON
                                          AST NEUBERGER BERMAN            AST BOND                FOUNDING FUNDS
                                           CORE BOND PORTFOLIO         PORTFOLIO 2023          ALLOCATION PORTFOLIO
                                         ----------------------  -------------------------  --------------------------
                                         01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013
                                             TO          TO           TO            TO           TO            TO
                                         12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013
                                         ----------  ----------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $  (93,820) $  (66,172) $   (506,229) $  (475,320) $ (4,645,370) $ (4,206,332)
  Capital gains distributions
   received.............................          -           -             -            -             -             -
  Realized gain (loss) on shares
   redeemed.............................     73,639      (1,583)      833,343     (927,982)    4,101,636     2,723,691
  Net change in unrealized gain (loss)
   on investments.......................    213,948    (105,926)    2,263,054   (1,038,596)    4,829,715    52,339,337
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    193,767    (173,681)    2,590,168   (2,441,898)    4,285,981    50,856,696
                                         ----------  ----------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    106,608     117,870             -            -     2,879,340    17,591,743
  Annuity Payments......................          -           -             -     (801,538)            -             -
  Surrenders, withdrawals and death
   benefits.............................   (154,830)    (78,783)   (1,679,543)  (1,797,099)   (6,075,907)   (4,537,033)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (828,229)  2,381,969   (19,945,049)  35,155,070    (3,121,039)    9,717,037
  Other charges.........................    (50,472)    (36,706)       (6,115)      (9,618)   (2,646,740)   (2,395,627)
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (926,923)  2,384,350   (21,630,707)  32,546,815    (8,964,346)   20,376,120
                                         ----------  ----------  ------------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (733,156)  2,210,669   (19,040,539)  30,104,917    (4,678,365)   71,232,816

NET ASSETS
  Beginning of period...................  5,831,901   3,621,232    34,013,364    3,908,447   280,960,445   209,727,629
                                         ----------  ----------  ------------  -----------  ------------  ------------
  End of period......................... $5,098,745  $5,831,901  $ 14,972,825  $34,013,364  $276,282,080  $280,960,445
                                         ==========  ==========  ============  ===========  ============  ============

  Beginning units.......................    588,050     348,513     3,733,052      376,166    21,361,537    19,510,744
  Units issued..........................    160,228     365,051       374,315    7,536,923       848,888     4,662,450
  Units redeemed........................   (251,048)   (125,514)   (2,614,568)  (4,180,037)   (1,516,122)   (2,811,657)
                                         ----------  ----------  ------------  -----------  ------------  ------------
  Ending units..........................    497,230     588,050     1,492,799    3,733,052    20,694,303    21,361,537
                                         ==========  ==========  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
                             AST WESTERN ASSET
    AST NEW DISCOVERY        EMERGING MARKETS        AST MFS LARGE-CAP            AST BOND
ASSET ALLOCATION PORTFOLIO    DEBT PORTFOLIO          VALUE PORTFOLIO          PORTFOLIO 2024
------------------------   --------------------   ----------------------  -----------------------
 01/01/2014    01/01/2013  01/01/2014 01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/02/2013*
     TO            TO          TO         TO          TO          TO          TO          TO
 12/31/2014    12/31/2013  12/31/2014 12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
-----------   -----------  ---------- ----------  ----------  ----------  ----------  -----------
$  (724,089)  $  (514,748)  $ (1,942)  $ (1,317)  $  (26,531) $   (9,730) $ (149,320) $  (105,731)
          -             -          -          -            -           -           -            -
    752,924       619,730       (497)      (249)      53,992      12,759     230,527     (250,204)
  1,462,200     4,854,216     (2,659)    (8,278)     115,503     142,201     869,375     (268,258)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  1,491,035     4,959,198     (5,098)    (9,844)     142,964     145,230     950,582     (624,193)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,596,453    10,226,358    124,152     57,841      113,351      45,805          63            -
          -             -          -          -            -           -           -            -
 (1,226,221)     (528,411)   (27,493)    (3,581)     (41,561)     (1,195)   (680,790)    (351,980)
  1,100,264     1,522,326     30,910       (657)     263,339   1,137,700     156,598   10,021,237
   (443,824)     (304,247)      (111)        (4)     (13,808)     (5,406)     (3,098)         (24)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,026,672    10,916,026    127,458     53,599      321,321   1,176,904    (527,227)   9,669,233
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

 10,517,707    15,875,224    122,360     43,755      464,285   1,322,134     423,355    9,045,040

 39,475,781    23,600,557    111,451     67,696    1,362,331      40,197   9,045,040            -
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
$49,993,488   $39,475,781   $233,811   $111,451   $1,826,616  $1,362,331  $9,468,395  $ 9,045,040
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

  3,287,594     2,285,241     11,864      6,510      101,261       3,943   1,035,240            -
  1,230,951     1,661,174     17,171      7,871       62,507     127,375     781,487    2,104,496
   (468,705)     (658,821)    (4,225)    (2,517)     (37,751)    (30,057)   (851,063)  (1,069,256)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
  4,049,840     3,287,594     24,810     11,864      126,017     101,261     965,664    1,035,240
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                            AST AQR EMERGING          AST CLEARBRIDGE          AST QMA EMERGING
                                         MARKETS EQUITY PORTFOLIO DIVIDEND GROWTH PORTFOLIO MARKETS EQUITY PORTFOLIO
                                         -----------------------  ------------------------  -----------------------
                                         01/01/2014  02/25/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*
                                             TO          TO           TO           TO           TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013
                                         ----------  -----------  ----------   -----------  ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (1,408)    $  (208)   $  (53,959)  $  (11,171)   $   (470)    $   (75)
  Capital gains distributions
   received.............................         -           -             -            -           -           -
  Realized gain (loss) on shares
   redeemed.............................       130          (5)       34,260        3,153      (1,862)          4
  Net change in unrealized gain (loss)
   on investments.......................    (6,447)        465       409,081      145,263     (10,908)        612
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (7,725)        252       389,382      137,245     (13,240)        541
                                          --------     -------    ----------   ----------    --------     -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    75,834      15,901       538,104      171,320     115,180       2,248
  Annuity Payments......................         -           -             -            -           -           -
  Surrenders, withdrawals and death
   benefits.............................    (4,340)       (467)      (28,746)      (2,892)       (277)          -
  Net transfers between other
   subaccounts or fixed rate
   option...............................    33,581      37,041     2,567,829    1,593,200      32,649      10,504
  Other charges.........................       (56)         (3)      (19,600)      (3,973)       (135)          -
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   105,019      52,472     3,057,587    1,757,655     147,417      12,752
                                          --------     -------    ----------   ----------    --------     -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    97,294      52,724     3,446,969    1,894,900     134,177      13,293

NET ASSETS
  Beginning of period...................    52,724           -     1,894,900            -      13,293           -
                                          --------     -------    ----------   ----------    --------     -------
  End of period.........................  $150,018     $52,724    $5,341,869   $1,894,900    $147,470     $13,293
                                          ========     =======    ==========   ==========    ========     =======

  Beginning units.......................     5,217           -       162,540            -       1,383           -
  Units issued..........................    11,646       5,263       289,039      179,324      16,771       1,383
  Units redeemed........................    (1,367)        (46)      (40,605)     (16,784)     (2,468)          -
                                          --------     -------    ----------   ----------    --------     -------
  Ending units..........................    15,496       5,217       410,974      162,540      15,686       1,383
                                          ========     =======    ==========   ==========    ========     =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
  AST MULTI-SECTOR FIXED      AST BLACKROCK ISHARES   AST FRANKLIN TEMPLETON FOUNDING   AST DEFENSIVE ASSET
     INCOME PORTFOLIO             ETF PORTFOLIO         FUNDS PLUS PORTFOLIO            ALLOCATION PORTFOLIO
-------------------------    -----------------------  ------------------------------  -----------------------
 01/01/2014     02/25/2013*   01/01/2014  04/29/2013*  01/01/2014     04/29/2013*      01/01/2014  04/29/2013*
     TO             TO            TO          TO           TO             TO               TO          TO
 12/31/2014     12/31/2013    12/31/2014  12/31/2013   12/31/2014     12/31/2013       12/31/2014  12/31/2013
------------    -----------  -----------  -----------  -----------    -----------     -----------  -----------
$ (4,316,992)   $  (463,989) $  (202,628) $  (41,833) $  (634,374)    $  (126,281)    $  (258,440) $  (45,980)
           -              -            -           -            -               -               -           -
      15,388          3,693       55,943      15,329      176,721          55,093         172,383      16,653
  20,119,763        744,306      325,129     335,429      231,544       1,249,276         500,699     124,024
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

  15,818,159        284,010      178,444     308,925     (226,109)      1,178,088         414,642      94,697
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 247,836,419     97,629,901    8,365,718   6,188,541   25,697,911      12,876,967      11,263,105   6,890,559
           -              -            -           -            -               -               -           -
  (6,912,616)      (618,806)    (304,231)   (190,091)    (626,447)        (45,531)       (230,370)    (66,529)
           -              -      960,144   1,387,137    6,852,215       7,800,752         976,560     650,795
     (23,301)             -     (122,395)    (17,354)    (402,097)        (60,218)       (142,685)    (19,724)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 240,900,502     97,011,095    8,899,236   7,368,233   31,521,582      20,571,970      11,866,610   7,455,101
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 256,718,661     97,295,105    9,077,680   7,677,158   31,295,473      21,750,058      12,281,252   7,549,798

  97,295,105              -    7,677,158           -   21,750,058               -       7,549,798           -
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
$354,013,766    $97,295,105  $16,754,838  $7,677,158  $53,045,531     $21,750,058     $19,831,050  $7,549,798
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

  10,227,971              -      731,026           -    2,010,639               -         779,127           -
  25,443,688     11,057,341      959,163     825,859    3,379,784       2,218,314       2,242,177   1,105,033
  (1,547,566)      (829,370)    (125,313)    (94,833)    (534,723)       (207,675)     (1,041,077)   (325,906)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
  34,124,093     10,227,971    1,564,876     731,026    4,855,700       2,010,639       1,980,227     779,127
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                                                                                    AST T. ROWE
                                                                                        AST BOND   PRICE GROWTH
                                           AST AQR LARGE-CAP      AST QMA LARGE-CAP     PORTFOLIO  OPPORTUNITIES
                                               PORTFOLIO              PORTFOLIO           2025       PORTFOLIO
                                         ---------------------  ---------------------  ----------- -------------
                                         01/01/2014 04/29/2013* 01/01/2014 04/29/2013* 01/02/2014*  02/10/2014*
                                             TO         TO          TO         TO          TO           TO
                                         12/31/2014 12/31/2013  12/31/2014 12/31/2013  12/31/2014   12/31/2014
                                         ---------- ----------- ---------- ----------- ----------- -------------
OPERATIONS
  Net investment income (loss).......... $  (3,354)  $ (1,191)   $   (406)   $  (16)   $  (15,830)  $  (119,309)
  Capital gains distributions
   received.............................         -          -           -         -             -             -
  Realized gain (loss) on shares
   redeemed.............................    33,045      5,893         738         1        10,163           237
  Net change in unrealized gain (loss)
   on investments.......................     7,396     31,855       4,453       444       112,826       428,738
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    37,087     36,557       4,785       429       107,159       309,666
                                         ---------   --------    --------    ------    ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    84,621      4,320      59,863     3,043             -    17,631,838
  Annuity Payments......................         -          -           -         -             -             -
  Surrenders, withdrawals and death
   benefits.............................         -          -        (175)        -       (12,375)     (181,472)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (522,442)   816,494     101,925         -     3,150,883       355,376
  Other charges.........................      (214)       (82)        (30)        -           (20)      (71,048)
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (438,035)   820,732     161,583     3,043     3,138,488    17,734,694
                                         ---------   --------    --------    ------    ----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (400,948)   857,289     166,368     3,472     3,245,647    18,044,360

NET ASSETS
  Beginning of period...................   857,289          -       3,472         -             -             -
                                         ---------   --------    --------    ------    ----------   -----------
  End of period......................... $ 456,341   $857,289    $169,840    $3,472    $3,245,647   $18,044,360
                                         =========   ========    ========    ======    ==========   ===========

  Beginning units.......................    73,551          -         297         -             -             -
  Units issued..........................    59,494    149,619      14,455       297       342,136     1,804,274
  Units redeemed........................   (97,939)   (76,068)     (1,637)        -       (54,575)      (89,036)
                                         ---------   --------    --------    ------    ----------   -----------
  Ending units..........................    35,106     73,551      13,115       297       287,561     1,715,238
                                         =========   ========    ========    ======    ==========   ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
AST GOLDMAN
SACHS GLOBAL    AST T. ROWE    AST PRUDENTIAL AST BLACKROCK   AST FRANKLIN
   GROWTH    PRICE DIVERSIFIED    FLEXIBLE     MULTI-ASSET    TEMPLETON K2   AST MANAGED AST MANAGED  AST FQ ABSOLUTE
 ALLOCATION     REAL GROWTH    MULTI-STRATEGY    INCOME     GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME RETURN CURRENCY
 PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO   RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO      PORTFOLIO
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
04/28/2014*     04/28/2014*     04/28/2014*    04/28/2014*    04/28/2014*    04/28/2014* 04/28/2014*    04/28/2014*
     TO             TO               TO            TO              TO            TO           TO            TO
 12/31/2014     12/31/2014       12/31/2014    12/31/2014      12/31/2014    12/31/2014   12/31/2014    12/31/2014
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
  $ (1,607)     $   (2,332)      $   (2,160)   $   (1,902)      $   (728)     $   (324)   $   (2,928)     $   (62)
         -               -                -             -              -             -             -            -
      (160)            136              212          (370)          (245)          648          (189)         (45)
       490          19,773           22,962        (9,478)        (7,541)       (1,253)       (8,420)      (3,065)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

    (1,277)         17,577           21,014       (11,750)        (8,514)         (929)      (11,537)      (3,172)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   816,653       1,637,358        1,087,330     1,008,153        431,044       318,272     1,243,529       43,906
         -               -                -             -              -             -             -            -
      (671)         (3,800)          (2,729)       (1,895)          (290)         (171)       (1,598)           -
    23,440          (1,390)          (3,744)        1,312          8,506       (42,728)        1,365         (918)
      (912)         (1,013)          (1,284)         (998)          (408)         (111)       (1,917)          (9)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   838,510       1,631,155        1,079,573     1,006,572        438,852       275,262     1,241,379       42,979
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   837,233       1,648,732        1,100,587       994,822        430,338       274,333     1,229,842       39,807

         -               -                -             -              -             -             -            -
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
  $837,233      $1,648,732       $1,100,587    $  994,822       $430,338      $274,333    $1,229,842      $39,807
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

         -               -                -             -              -             -             -            -
    82,554         160,044          105,699       100,829         46,020        30,765       129,751        4,405
      (832)           (829)          (1,329)       (1,000)        (1,615)       (4,107)       (7,040)        (304)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
    81,722         159,215          104,370        99,829         44,405        26,658       122,711        4,101
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                             SUBACCOUNTS
                                         --------------------------------------------------
                                               AST             AST               AST
                                         JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                         INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                            PORTFOLIO       PORTFOLIO         PORTFOLIO
                                         --------------- ---------------- ------------------
                                           04/28/2014*     04/28/2014*       11/24/2014*
                                               TO               TO                TO
                                           12/31/2014       12/31/2014        12/31/2014
                                         --------------- ---------------- ------------------
OPERATIONS
  Net investment income (loss)..........     $  (107)        $  (140)          $   (13)
  Capital gains distributions
   received.............................           -               -                 -
  Realized gain (loss) on shares
   redeemed.............................        (555)            (15)                -
  Net change in unrealized gain (loss)
   on investments.......................      (1,402)         (1,358)             (147)
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................      (2,064)         (1,513)             (160)
                                             -------         -------           -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      60,780          92,605            48,957
  Annuity Payments......................           -               -                 -
  Surrenders, withdrawals and death
   benefits.............................           -               -                 -
  Net transfers between other
   subaccounts or fixed rate
   option...............................       9,378             (19)                -
  Other charges.........................         (52)            (55)                -
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      70,106          92,531            48,957
                                             -------         -------           -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................      68,042          91,018            48,797

NET ASSETS
  Beginning of period...................           -               -                 -
                                             -------         -------           -------
  End of period.........................     $68,042         $91,018           $48,797
                                             =======         =======           =======

  Beginning units.......................           -               -                 -
  Units issued..........................       7,478           9,614             4,907
  Units redeemed........................        (941)           (259)                -
                                             -------         -------           -------
  Ending units..........................       6,537           9,355             4,907
                                             =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) which is wholly-owned by The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts listed below is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Select and Discovery Choice Variable Annuity Contracts Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty six subaccounts within the Account, of which one hundred thirty four had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:

        Prudential Money Market Portfolio
        Prudential Diversified Bond Portfolio
        Prudential Equity Portfolio
        Prudential Value Portfolio
        Prudential High Yield Bond Portfolio
        Prudential Stock Index Portfolio
        Prudential Global Portfolio
        Prudential Jennison Portfolio
        Prudential Small Capitalization Stock Portfolio
        T. Rowe Price International Stock Portfolio
        T. Rowe Price Equity Income Portfolio - Investor Class Invesco V.I. Core Equity Fund -Series I
        Janus Aspen Janus Portfolio - Institutional Shares
        Janus Aspen Overseas Portfolio - Institutional Shares MFS(R) Research Series - Initial Class
        MFS(R) Growth Series - Initial Class
        VP Value Fund - Class I
        Franklin Small-Mid Cap Growth VIP Fund - Class 2 Prudential Jennison 20/20 Focus Portfolio
        Davis Value Portfolio
        AllianceBernstein VPS Large Cap Growth Portfolio - Class B Prudential SP Small Cap Value Portfolio
        Janus Aspen Janus Portfolio - Service Shares
        Prudential SP Prudential U.S. Emerging Growth Portfolio Prudential SP International Growth Portfolio
        Prudential SP International Value Portfolio
        AST Goldman Sachs Large-Cap Value Portfolio
        AST Schroders Multi-Asset World Strategies Portfolio
        AST Cohen & Steers Realty Portfolio
        AST J.P. Morgan Strategic Opportunities Portfolio
        AST Herndon Large-Cap Value Portfolio
        AST High Yield Portfolio
        AST Small-Cap Growth Opportunities Portfolio
        AST Mid-Cap Value Portfolio
        AST Small-Cap Value Portfolio
        AST Goldman Sachs Concentrated Growth Portfolio**
        AST Goldman Sachs Mid-Cap Growth Portfolio
        AST Large-Cap Value Portfolio
        AST Lord Abbett Core Fixed Income Portfolio
        AST Loomis Sayles Large-Cap Growth Portfolio

                                      A60

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund - Class II
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Bond Portfolio 2020
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund - Class 1
Wells Fargo Advantage VT Omega Growth Fund - Class 1
Wells Fargo Advantage VT Small Cap Value Fund - Class 1
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund - Class 1
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
Wells Fargo Advantage VT Small Cap Growth Portfolio Class 1*
        --------
        * Subaccount available for investment, but had no assets as of December 2014

        ** Subaccount was no longer available for investment at December 31,
           2014

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the

                                      A61
        year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................              497,010                     696,335
Net asset value per share.          $     40.07                 $     28.60
Net assets before merger..          $19,915,178                 $33,161,224
Net assets after merger...          $        --                 $53,076,402

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

                                      A62

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund - Series I..................... $10,327,630
   AllianceBernstein VPS Large Cap Growth Portfolio - Class B...     672,485
   VP Value Fund - Class I......................................   2,610,839
   Davis Value Portfolio........................................   2,325,688
   Franklin Small-Mid Cap Growth VIP Fund - Class 2.............   3,444,775
   Janus Aspen Janus Portfolio - Service Shares.................     451,482
   Janus Aspen Janus Portfolio - Institutional Shares...........   5,677,300
   Janus Aspen Overseas Portfolio - Institutional Shares........   8,387,039
   NVIT Developing Markets Fund - Class II......................     691,509
   MFS(R) Growth Series - Initial Class.........................   7,154,016
   MFS(R) Research Series - Initial Class.......................   1,824,091
   ProFund VP Consumer Services.................................     388,263
   ProFund VP Consumer Goods Portfolio..........................     220,790
   ProFund VP Financials........................................     409,244
   ProFund VP Health Care.......................................     399,481
   ProFund VP Industrials.......................................     255,247
   ProFund VP Mid-Cap Growth....................................      89,900
   ProFund VP Mid-Cap Value.....................................      53,848
   ProFund VP Real Estate.......................................     144,154
   ProFund VP Small-Cap Growth..................................      86,523
   ProFund VP Small-Cap Value...................................      15,436
   ProFund VP Telecommunications................................     174,197
   ProFund VP Utilities.........................................     183,633
   ProFund VP Large-Cap Growth..................................      48,108
   ProFund VP Large-Cap Value...................................      73,442
   T. Rowe Price Equity Income Portfolio - Investor Class.......   7,605,565
   T. Rowe Price International Stock Portfolio..................   2,038,608
   Wells Fargo Advantage VT International Equity Fund - Class 1.      52,413
   Wells Fargo Advantage VT Omega Growth Fund - Class 1.........     317,617
   Wells Fargo Advantage VT Small Cap Value Fund - Class 1......      65,337

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these

                                      A63
        financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES     SALES
                                                            ----------- -----------
Prudential Money Market Portfolio.......................... $ 2,258,331 $ 5,046,248
Prudential Diversified Bond Portfolio......................     268,758   2,936,961
Prudential Equity Portfolio................................     174,753   3,143,264
Prudential Value Portfolio.................................     232,213   3,985,329
Prudential High Yield Bond Portfolio.......................     497,723   3,160,721
Prudential Stock Index Portfolio...........................     837,945   4,359,918
Prudential Global Portfolio................................      95,742   1,068,048
Prudential Jennison Portfolio..............................     201,757   4,360,752
Prudential Small Capitalization Stock Portfolio............      51,163     928,721
T. Rowe Price International Stock Portfolio................      41,484     209,053
T. Rowe Price Equity Income Portfolio - Investor Class.....      31,598     896,169
Invesco V.I. Core Equity Fund - Series I...................       9,692   1,277,350
Janus Aspen Janus Portfolio - Institutional Shares.........     182,617     862,376
Janus Aspen Overseas Portfolio - Institutional Shares......     101,733   1,237,881
MFS(R) Research Series - Initial Class.....................      16,065     348,126
MFS(R) Growth Series - Initial Class.......................      94,477   1,105,799
VP Value Fund - Class I....................................      25,214     391,207
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      17,628     489,732
Prudential Jennison 20/20 Focus Portfolio..................      57,369     818,152
Davis Value Portfolio......................................      10,189     304,249
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.       2,688      58,153
Prudential SP Small Cap Value Portfolio....................     120,138   1,525,320
Janus Aspen Janus Portfolio - Service Shares...............       2,744      40,024
Prudential SP Prudential U.S. Emerging Growth Portfolio....      71,057   1,368,977
Prudential SP International Growth Portfolio...............     108,046     299,233
Prudential SP International Value Portfolio................      54,885     245,041
AST Goldman Sachs Large-Cap Value Portfolio................   7,226,775   5,487,014
AST Schroders Multi-Asset World Strategies Portfolio.......  16,403,201  25,152,355
AST Cohen & Steers Realty Portfolio........................   5,006,470   6,305,997
AST J.P. Morgan Strategic Opportunities Portfolio..........  15,045,791  16,631,335
AST Herndon Large-Cap Value Portfolio......................   1,184,432   2,777,917
AST High Yield Portfolio...................................   5,204,837   4,900,842
AST Small-Cap Growth Opportunities Portfolio...............   4,787,020   4,844,723
AST Mid-Cap Value Portfolio................................   1,987,424   3,561,772
AST Small-Cap Value Portfolio..............................   2,633,755   2,825,849
AST Goldman Sachs Concentrated Growth Portfolio............     217,389  20,812,419
AST Goldman Sachs Mid-Cap Growth Portfolio.................   5,148,280   6,100,847
AST Large-Cap Value Portfolio..............................   6,986,493   5,715,626
AST Lord Abbett Core Fixed Income Portfolio................   6,734,988   5,105,883
AST Loomis Sayles Large-Cap Growth Portfolio...............  23,920,116   8,951,891
AST MFS Growth Portfolio...................................   3,098,377   3,421,074
AST Neuberger Berman Mid-Cap Growth Portfolio..............   3,352,725   4,544,082
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   6,147,066   4,433,500
AST PIMCO Limited Maturity Bond Portfolio..................   3,037,589   3,898,492
AST T. Rowe Price Equity Income Portfolio..................   4,572,762   5,070,006
AST QMA US Equity Alpha Portfolio..........................  10,005,158   3,558,780
AST T. Rowe Price Natural Resources Portfolio..............   8,404,767   8,206,158
AST T. Rowe Price Asset Allocation Portfolio...............  79,257,944  50,395,511
AST MFS Global Equity Portfolio............................   4,287,766   2,858,625
AST J.P. Morgan International Equity Portfolio.............   4,594,592   3,328,228
AST Templeton Global Bond Portfolio........................   2,668,323   3,038,512

                                      A64

                                                               PURCHASES      SALES
                                                              ------------ ------------
AST Wellington Management Hedged Equity Portfolio............ $ 49,563,876 $ 11,310,735
AST Capital Growth Asset Allocation Portfolio................   83,782,364   38,362,922
AST Academic Strategies Asset Allocation Portfolio...........   27,640,862   57,423,062
AST Balanced Asset Allocation Portfolio......................   54,765,843   56,870,279
AST Preservation Asset Allocation Portfolio..................   36,497,141   50,420,956
AST FI Pyramis Quantitative Portfolio........................   28,114,932   30,144,317
AST Prudential Growth Allocation Portfolio...................   62,760,065   29,220,168
AST Advanced Strategies Portfolio............................   62,638,812   33,756,788
AST T. Rowe Price Large-Cap Growth Portfolio.................   10,693,178   11,628,199
AST Money Market Portfolio...................................   29,673,155   30,574,095
AST Small-Cap Growth Portfolio...............................    3,734,876    4,530,007
AST PIMCO Total Return Bond Portfolio........................   17,380,766   38,492,769
AST International Value Portfolio............................    1,912,229    1,323,111
AST International Growth Portfolio...........................    3,296,219    2,356,046
NVIT Developing Markets Fund - Class II......................      128,657      111,180
AST Investment Grade Bond Portfolio..........................  114,047,021  106,966,140
AST Western Asset Core Plus Bond Portfolio...................   15,661,914   11,701,216
AST Bond Portfolio 2018......................................    2,675,451    6,686,188
AST Bond Portfolio 2019......................................      244,751    1,023,634
AST Global Real Estate Portfolio.............................    1,967,150    2,336,976
AST Parametric Emerging Markets Equity Portfolio.............    8,671,257    9,313,592
AST Goldman Sachs Small-Cap Value Portfolio..................    4,856,737    4,788,582
AST Schroders Global Tactical Portfolio......................   26,715,613   18,986,875
AST RCM World Trends Portfolio...............................   35,944,748   20,766,100
AST J.P. Morgan Global Thematic Portfolio....................   19,952,283   14,509,283
AST Goldman Sachs Multi-Asset Portfolio......................   27,541,016   18,175,656
AST FI Pyramis(R) Asset Allocation Portfolio.................   42,739,932   16,533,561
ProFund VP Consumer Services.................................       38,402      182,796
ProFund VP Consumer Goods Portfolio..........................       35,779      136,829
ProFund VP Financials........................................       11,508      137,307
ProFund VP Health Care.......................................       50,198      178,663
ProFund VP Industrials.......................................      151,714      144,900
ProFund VP Mid-Cap Growth....................................       36,176       85,377
ProFund VP Mid-Cap Value.....................................          311       27,836
ProFund VP Real Estate.......................................       11,895       35,113
ProFund VP Small-Cap Growth..................................        5,835       38,450
ProFund VP Small-Cap Value...................................       47,277       48,842
ProFund VP Telecommunications................................       63,102      136,744
ProFund VP Utilities.........................................       31,923      131,811
ProFund VP Large-Cap Growth..................................       83,614       33,088
ProFund VP Large-Cap Value...................................          390       38,296
AST Bond Portfolio 2020......................................    2,218,411    3,481,012
AST Boston Partners Large-Cap Value Portfolio................    1,661,961    1,511,614
AST Jennison Large-Cap Growth Portfolio......................    4,324,343    3,106,886
AST Bond Portfolio 2017......................................    4,589,603    6,977,638
AST Bond Portfolio 2021......................................   10,438,480    6,555,458
Wells Fargo Advantage VT International Equity Fund - Class 1.        1,054        9,185
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          808        7,045
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......            -        6,066
AST Bond Portfolio 2022......................................    2,829,609    6,951,389
AST Quantitative Modeling Portfolio..........................    5,418,174      507,806
AST BlackRock Global Strategies Portfolio....................   17,223,406   11,222,842
Wells Fargo Advantage VT Opportunity Fund - Class 1..........            -       13,732
AST Prudential Core Bond Portfolio...........................    4,390,594    1,695,499
AST Neuberger Berman Core Bond Portfolio.....................    1,508,742    2,529,485
AST Bond Portfolio 2023......................................    1,629,321   23,766,257
AST Franklin Templeton Founding Funds Allocation Portfolio...    6,246,982   19,856,698
AST New Discovery Asset Allocation Portfolio.................   13,424,827    5,122,244
AST Western Asset Emerging Markets Debt Portfolio............      166,751       41,235
AST MFS Large-Cap Value Portfolio............................      802,371      507,581
AST Bond Portfolio 2024......................................    6,303,325    6,979,872

                                      A65

                                                             PURCHASES     SALES
                                                            ------------ ----------
AST AQR Emerging Markets Equity Portfolio.................. $    118,315 $   14,704
AST ClearBridge Dividend Growth Portfolio..................    3,499,510    495,882
AST QMA Emerging Markets Equity Portfolio..................      170,725     23,778
AST Multi-Sector Fixed Income Portfolio....................  237,404,191    820,681
AST BlackRock iShares ETF Portfolio........................    9,759,485  1,062,877
AST Franklin Templeton Founding Funds Plus Portfolio.......   35,300,090  4,412,882
AST Defensive Asset Allocation Portfolio...................   20,264,892  8,656,722
AST AQR Large-Cap Portfolio................................      702,921  1,144,310
AST QMA Large-Cap Portfolio................................      174,312     13,135
AST Bond Portfolio 2025....................................    3,740,107    617,449
AST T. Rowe Price Growth Opportunities Portfolio...........   18,138,658    523,273
AST Goldman Sachs Global Growth Allocation Portfolio.......      898,694     61,791
AST T. Rowe Price Diversified Real Growth Portfolio........    1,637,536      8,713
AST Prudential Flexible Multi-Strategy Portfolio...........    1,086,862      9,449
AST BlackRock Multi-Asset Income Portfolio.................    1,066,407     61,737
AST Franklin Templeton K2 Global Absolute Return Portfolio.      453,943     15,819
AST Managed Equity Portfolio...............................      318,222     43,284
AST Managed Fixed-Income Portfolio.........................    1,308,182     69,731
AST FQ Absolute Return Currency Portfolio..................       46,058      3,141
AST Jennison Global Infrastructure Portfolio...............       79,588      9,589
AST Goldman Sachs Strategic Income Portfolio...............       95,061      2,670
AST Legg Mason Diversified Growth Portfolio................       48,951          7

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

                                      A66

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ----------   -----------------  ----------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,430 $0.95653 to  $ 9.92485 $11,417   0.00%/(2)/ 1.00%  to   1.80%  -1.82% to  -0.99%
December 31, 2013  11,767 $0.97424 to  $10.02367 $14,204   0.00%/(2)/ 1.00%  to   1.80%  -1.79% to  -0.99%
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%      1.00%  to   1.80%  -1.80% to  -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%      1.00%  to   1.80%  -1.77% to  -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%      1.00%  to   1.80%  -1.73% to  -0.96%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,491 $2.08421 to  $ 2.53667 $21,522   1.12%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   9,448 $1.97826 to  $ 2.40199 $22,653   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%      1.35%  to   1.65%   8.78% to   9.10%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   7,414 $1.79101 to  $ 3.07736 $21,608   0.00%      1.35%  to   1.80%   5.81% to   6.27%
December 31, 2013   8,359 $1.69020 to  $ 2.89713 $22,929   0.00%      1.35%  to   1.80%  31.17% to  31.75%
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%      1.35%  to   1.80%  11.67% to  12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%      1.35%  to   1.80%  -5.17% to  -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%      1.35%  to   1.80%   9.93% to  10.41%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,643 $2.04256 to  $ 4.04747 $30,547   0.00%      1.35%  to   1.80%   8.16% to   8.63%
December 31, 2013  10,703 $1.88848 to  $ 3.72763 $31,308   0.00%      1.35%  to   1.80%  30.74% to  31.32%
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%      1.35%  to   1.80%  12.59% to  13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%      1.35%  to   1.80%  -7.24% to  -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%      1.35%  to   1.80%  11.85% to  12.34%

                                      A67

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   4,585 $2.08850 to  $14.60641 $18,321   6.01%    1.35%  to   1.80%    0.90% to    1.35%
December 31, 2013   5,209 $2.06706 to  $14.41969 $20,421   6.34%    1.35%  to   1.80%    5.36% to    5.81%
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,094 $1.44010 to  $ 3.26890 $25,723   3.04%    1.35%  to   1.75%   11.36% to   11.80%
December 31, 2013  10,276 $1.29125 to  $ 2.92538 $26,062   0.00%    1.35%  to   1.75%   29.62% to   30.14%
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   2,451 $1.18476 to  $ 2.56578 $ 5,532   0.00%    1.35%  to   1.80%    1.42% to    1.88%
December 31, 2013   2,834 $1.16583 to  $ 2.51978 $ 6,316   0.00%    1.35%  to   1.80%   25.04% to   25.59%
December 31, 2012   3,127 $0.93051 to  $ 2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,902 $1.21774 to  $ 3.52028 $26,987   0.00%    1.35%  to   1.80%    8.05% to    8.53%
December 31, 2013  10,176 $1.12499 to  $ 3.24547 $28,558   0.00%    1.35%  to   1.80%   35.22% to   35.83%
December 31, 2012  11,491 $0.83026 to  $ 2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,069 $3.61570 to  $ 4.45564 $ 4,732   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   1,263 $3.33520 to  $ 4.28706 $ 5,374   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   1,448 $2.40521 to  $ 3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,140 $1.23469 to  $ 1.62418 $ 1,852   1.02%    1.35%  to   1.40%   -2.60% to   -2.56%
December 31, 2013   1,222 $1.26707 to  $ 1.66761 $ 2,039   0.86%    1.35%  to   1.40%   12.48% to   12.54%
December 31, 2012   1,240 $1.08327 to  $ 1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   2,240 $2.18622 to  $ 3.26392 $ 7,266   1.74%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013   2,490 $1.97830 to  $ 3.08233 $ 7,606   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012   2,698 $1.55020 to  $ 2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014   3,623 $1.42106 to  $ 2.72627 $ 9,860   0.84%    1.40%  to   1.65%    6.39% to    6.65%
December 31, 2013   4,046 $1.33567 to  $ 2.55624 $10,328   1.39%    1.40%  to   1.65%   27.15% to   27.46%
December 31, 2012   4,531 $1.05048 to  $ 2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014   2,230 $1.21494 to  $ 2.54666 $ 5,660   0.36%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013   2,492 $1.09299 to  $ 2.28537 $ 5,677   0.77%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012   2,873 $0.85244 to  $ 1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                      A68

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  1,931  $1.83897 to  $ 3.34371 $ 6,371   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  2,206  $2.12113 to  $ 3.84746 $ 8,387   3.15%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  2,538  $1.88205 to  $ 3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  2,904  $1.68615 to  $ 3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  3,325  $2.52677 to  $ 4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014    621  $2.66475 to  $ 2.66475 $ 1,654   0.81%    1.40%  to   1.40%    8.68% to    8.68%
December 31, 2013    744  $2.45201 to  $ 2.45201 $ 1,824   0.32%    1.40%  to   1.40%   30.46% to   30.46%
December 31, 2012    852  $1.87950 to  $ 1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011    990  $1.62522 to  $ 1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010  1,149  $1.65543 to  $ 1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  2,421  $1.47837 to  $ 2.77955 $ 6,719   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  2,769  $1.37938 to  $ 2.58719 $ 7,154   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014    795  $2.65685 to  $ 3.24394 $ 2,563   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013    904  $2.38831 to  $ 2.90895 $ 2,611   1.63%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  1,153  $1.60675 to  $ 2.80296 $ 3,208   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  1,311  $1.51967 to  $ 2.64465 $ 3,445   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,622  $2.29737 to  $ 2.45756 $ 3,979   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  1,917  $2.17940 to  $ 2.32560 $ 4,450   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,358  $1.59142 to  $ 1.60314 $ 2,161   0.91%    1.35%  to   1.40%    4.59% to    4.64%
December 31, 2013  1,528  $1.52155 to  $ 1.53200 $ 2,326   0.81%    1.35%  to   1.40%   31.59% to   31.65%
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                              ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2014    681  $1.03310 to  $ 1.03310 $   704   0.00%    1.40%  to   1.40%   12.27% to   12.27%
December 31, 2013    731  $0.92016 to  $ 0.92016 $   672   0.00%    1.40%  to   1.40%   35.09% to   35.09%
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  3,508  $2.17843 to  $ 2.88444 $ 9,607   0.00%    1.35%  to   1.80%    3.09% to    3.54%
December 31, 2013  3,977  $2.11323 to  $ 2.78722 $10,545   0.00%    1.35%  to   1.80%   35.02% to   35.61%
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   --------------------------------------------------------------------------------------
December 31, 2014     288 $ 1.01723 to  $ 2.26282 $    468   0.22%    1.40%  to   1.75%   10.79% to   11.18%
December 31, 2013     308 $ 0.91682 to  $ 2.03533 $    451   0.65%    1.40%  to   1.75%   27.76% to   28.20%
December 31, 2012     354 $ 0.71657 to  $ 1.58757 $    389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011     428 $ 0.61555 to  $ 1.36100 $    423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010     679 $ 0.66210 to  $ 1.46090 $    668   0.37%    1.40%  to   1.75%   12.30% to   12.68%

                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,920 $ 1.77880 to  $ 3.93032 $  8,786   0.00%    1.35%  to   1.80%    7.58% to    8.05%
December 31, 2013   3,313 $ 1.65032 to  $ 3.63925 $  9,283   0.00%    1.35%  to   1.80%   26.20% to   26.76%
December 31, 2012   3,842 $ 1.30516 to  $ 2.87251 $  8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,479 $ 0.83939 to  $ 2.06435 $  2,240   0.00%    1.35%  to   1.80%   -7.38% to   -6.97%
December 31, 2013   1,570 $ 0.90445 to  $ 2.22017 $  2,576   0.00%    1.35%  to   1.80%   16.78% to   17.29%
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,133 $ 1.17382 to  $ 2.00041 $  1,905   0.00%    1.40%  to   1.75%   -7.65% to   -7.33%
December 31, 2013   1,220 $ 1.26933 to  $ 2.15874 $  2,222   0.00%    1.40%  to   1.75%   18.03% to   18.43%
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,607 $10.96235 to  $21.39027 $ 26,453   0.00%    0.55%  to   2.45%    9.77% to   12.51%
December 31, 2013   1,474 $12.05440 to  $19.27594 $ 21,850   0.00%    0.85%  to   2.45%   25.90% to   32.41%
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,619 $11.22055 to  $15.93171 $198,922   0.00%    0.55%  to   2.85%    0.10% to    2.47%
December 31, 2013  15,988 $11.05013 to  $15.76382 $201,708   0.00%    0.55%  to   2.85%   11.14% to   13.77%
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,374 $11.64573 to  $28.17786 $ 24,915   0.00%    0.55%  to   2.85%   15.51% to   30.19%
December 31, 2013   1,427 $ 9.68396 to  $21.94358 $ 20,164   0.00%    0.55%  to   2.85%   -1.36% to    2.57%
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  14,108 $11.18827 to  $14.91662 $181,266   0.00%    0.55%  to   2.85%    2.44% to    4.87%
December 31, 2013  13,920 $10.76626 to  $14.34386 $173,481   0.00%    0.55%  to   2.85%    7.87% to   10.42%
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%

                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     934 $12.23327 to  $20.11564 $ 14,182   0.00%    0.55%  to   2.70%   -1.18% to    1.00%
December 31, 2013   1,021 $12.16608 to  $20.19327 $ 15,533   0.00%    0.55%  to   2.85%   25.84% to   33.89%
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%

                                      A70

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                                AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  2,029  $ 9.89459 to  $16.67561 $26,781   0.00%    0.55%  to   2.85%   -1.05% to    1.99%
December 31, 2013  1,971  $10.42183 to  $16.57675 $25,820   0.00%    0.55%  to   2.85%    4.10% to    6.59%
December 31, 2012  1,737  $11.01858 to  $15.76773 $21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011  1,020  $10.70991 to  $14.11698 $11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010    812  $10.68442 to  $13.94919 $ 9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%

                                      AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,214  $13.35563 to  $24.11445 $20,646   0.00%    0.55%  to   2.85%    1.95% to    4.36%
December 31, 2013  1,194  $12.91409 to  $23.42720 $19,715   0.00%    0.55%  to   2.85%   33.40% to   40.04%
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    709  $11.23471 to  $25.87248 $13,182   0.00%    0.55%  to   2.85%   11.69% to   14.34%
December 31, 2013    796  $12.06993 to  $22.94256 $12,997   0.00%    0.55%  to   2.85%   23.34% to   31.69%
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    738  $10.54465 to  $23.81628 $12,515   0.00%    0.55%  to   2.85%    2.27% to    5.87%
December 31, 2013    738  $12.47438 to  $23.06551 $12,107   0.00%    0.55%  to   2.85%   27.51% to   36.64%
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%

                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -------------------------------------------------------------------------------------
December 31, 2014      0  $ 0.00000 to  $ 0.00000 $     0   0.00%    0.55%  to   2.70%   -1.73% to   -1.51%
December 31, 2013  1,359  $12.10233 to  $19.58170 $20,907   0.00%    0.55%  to   2.70%   22.97% to   29.03%
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,852  $11.31270 to  $25.12814 $34,356   0.00%    0.55%  to   2.85%    8.35% to   13.47%
December 31, 2013  1,871  $12.28300 to  $22.97023 $31,747   0.00%    0.55%  to   2.85%   25.09% to   31.46%
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,928  $10.81514 to  $23.33405 $31,869   0.00%    0.55%  to   2.85%    7.95% to   13.12%
December 31, 2013  1,823  $11.48738 to  $20.91410 $26,788   0.00%    0.85%  to   2.85%   31.12% to   38.67%
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,390  $10.18285 to  $15.15769 $41,786   0.00%    0.55%  to   2.85%    2.98% to    5.80%
December 31, 2013  3,207  $ 9.71214 to  $14.52525 $37,729   0.00%    0.55%  to   2.85%   -4.79% to   -2.54%
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,234  $11.25817 to  $23.25943 $55,756   0.00%    0.55%  to   2.85%    7.44% to   12.47%
December 31, 2013  2,199  $12.76835 to  $21.44225 $34,850   0.00%    0.85%  to   2.85%   30.12% to   35.45%
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%

                                      A71

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     918 $11.13384 to  $21.54740 $ 15,865   0.00%    0.55%  to   2.85%    5.61% to   11.72%
December 31, 2013     920 $12.75859 to  $20.20752 $ 14,885   0.00%    0.55%  to   2.85%   29.91% to   35.95%
December 31, 2012     894 $10.71705 to  $15.06982 $ 10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011     456 $ 9.23171 to  $13.12223 $  4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010     382 $ 9.93078 to  $13.45761 $  4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,373 $11.22938 to  $23.65350 $ 24,466   0.00%    0.55%  to   2.70%    5.02% to   12.92%
December 31, 2013   1,420 $12.35736 to  $22.34107 $ 23,893   0.00%    0.55%  to   2.85%   25.73% to   31.88%
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,563 $11.02363 to  $28.51908 $ 29,899   0.00%    0.55%  to   2.85%   10.42% to   13.62%
December 31, 2013   1,439 $12.86338 to  $25.44872 $ 24,541   0.00%    0.55%  to   2.85%   31.13% to   41.23%
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,681 $ 9.51233 to  $12.05162 $ 17,126   0.00%    0.55%  to   2.85%   -2.94% to   -0.65%
December 31, 2013   1,729 $ 9.60905 to  $12.20183 $ 18,000   0.00%    0.55%  to   2.85%   -4.96% to   -2.71%
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,935 $10.53423 to  $21.34885 $ 29,330   0.00%    0.55%  to   2.85%    4.41% to    6.88%
December 31, 2013   1,936 $11.28190 to  $20.25283 $ 27,731   0.00%    0.55%  to   2.85%   22.05% to   28.97%
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,016 $11.24219 to  $25.55053 $ 19,184   0.00%    0.55%  to   2.45%   11.83% to   16.57%
December 31, 2013     652 $12.26676 to  $22.22337 $ 10,686   0.00%    0.55%  to   2.45%   24.92% to   31.70%
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,902 $ 8.19862 to  $14.17056 $ 29,775   0.00%    0.55%  to   2.70%  -14.29% to   -8.86%
December 31, 2013   2,809 $ 9.02327 to  $15.67993 $ 32,012   0.00%    0.55%  to   2.70%   12.14% to   14.75%
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  58,768 $11.65463 to  $17.63046 $826,924   0.00%    0.55%  to   2.85%    2.86% to    5.30%
December 31, 2013  55,047 $11.16935 to  $16.97618 $752,863   0.00%    0.55%  to   2.85%   12.85% to   16.19%
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,465 $10.30110 to  $21.46497 $ 23,599   0.00%    0.55%  to   2.70%    0.83% to    3.06%
December 31, 2013   1,354 $11.84660 to  $21.11684 $ 21,373   0.00%    0.55%  to   2.55%   20.29% to   26.93%
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%

                                      A72

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  -----------------
                                     AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   2,075 $10.24610 to  $15.83614 $ 24,026   0.00%    0.55%  to   2.70%   -8.89% to  -6.88%
December 31, 2013   1,941 $11.13965 to  $17.24255 $ 24,368   0.00%    0.55%  to   2.70%   12.25% to  14.73%
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to  21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to  -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to   7.63%

                                          AST TEMPLETON GLOBAL BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   1,535 $ 9.60847 to  $12.68214 $ 16,052   0.00%    0.55%  to   2.85%   -2.31% to   0.00%
December 31, 2013   1,540 $ 9.69586 to  $12.75701 $ 16,326   0.00%    0.55%  to   2.85%   -6.50% to  -3.21%
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to   4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to   2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to   4.70%

                                   AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  10,289 $11.34142 to  $18.12031 $122,371   0.00%    0.55%  to   2.85%    2.50% to   4.92%
December 31, 2013   6,836 $11.11097 to  $17.50990 $ 78,530   0.00%    0.55%  to   2.70%   14.98% to  19.84%
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to  10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to  -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to  13.33%

                                     AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  40,109 $12.24977 to  $18.47645 $573,414   0.00%    0.55%  to   2.85%    3.95% to   6.41%
December 31, 2013  35,937 $11.61737 to  $17.60529 $491,952   0.00%    0.55%  to   2.85%   17.67% to  22.00%
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to  13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to  -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to  12.25%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  30,392 $10.85572 to  $15.55329 $375,742   0.00%    0.55%  to   2.85%    0.86% to   3.25%
December 31, 2013  32,209 $10.61030 to  $15.27338 $391,356   0.00%    0.55%  to   2.85%    6.84% to   9.37%
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to  11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to  -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to  10.91%

                                        AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  51,425 $11.79468 to  $17.11604 $711,536   0.00%    0.55%  to   2.85%    3.49% to   5.94%
December 31, 2013  50,339 $11.23550 to  $16.38146 $670,129   0.00%    0.55%  to   2.85%   13.49% to  17.00%
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to  11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to  -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to  11.26%

                                      AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  37,987 $11.03255 to  $15.02176 $486,778   0.00%    0.55%  to   2.85%    2.76% to   5.19%
December 31, 2013  38,187 $10.58368 to  $14.47848 $473,775   0.00%    0.55%  to   2.85%    6.10% to   8.61%
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to   9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to   0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to   9.48%

                                         AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  25,768 $11.02409 to  $16.48864 $332,704   0.00%    0.55%  to   2.85%    0.21% to   2.58%
December 31, 2013  25,294 $10.97054 to  $16.29666 $324,399   0.00%    0.55%  to   2.85%   11.49% to  14.13%
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to   9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to  -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to  13.06%

                                       AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  26,712 $11.13285 to  $17.79750 $372,174   0.00%    0.55%  to   2.85%    6.09% to   8.60%
December 31, 2013  23,646 $10.46525 to  $16.61628 $309,204   0.00%    0.55%  to   2.85%   13.69% to  16.38%
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to  12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to  -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to  17.84%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  43,576 $11.63271 to  $18.05257 $607,973   0.00%    0.55%  to   2.85%    3.08% to    5.52%
December 31, 2013  40,149 $11.12429 to  $17.34521 $545,108   0.00%    0.55%  to   2.85%   12.52% to   15.92%
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%

                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   3,053 $11.22522 to  $24.98767 $ 57,338   0.00%    0.55%  to   2.85%    5.26% to   13.35%
December 31, 2013   3,040 $13.54255 to  $23.51273 $ 53,672   0.00%    0.55%  to   2.85%   37.92% to   43.23%
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,793 $ 8.67962 to  $10.08368 $ 16,760   0.00%    0.55%  to   2.85%   -2.85% to   -0.47%
December 31, 2013   1,861 $ 8.90088 to  $10.20011 $ 17,661   0.00%    0.55%  to   2.85%   -2.85% to   -0.55%
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,093 $10.96730 to  $25.38680 $ 19,789   0.00%    0.55%  to   2.85%    0.86% to   10.75%
December 31, 2013   1,115 $12.40268 to  $24.92978 $ 19,844   0.00%    0.55%  to   2.85%   26.69% to   34.43%
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  20,088 $ 9.95820 to  $14.46916 $231,464   0.00%    0.55%  to   2.85%    1.26% to    3.66%
December 31, 2013  21,555 $ 9.69455 to  $14.04141 $242,502   0.00%    0.55%  to   2.85%   -4.63% to   -2.38%
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     788 $ 9.38850 to  $15.04489 $  8,945   0.00%    0.55%  to   2.70%   -9.22% to   -6.37%
December 31, 2013     729 $10.31966 to  $16.44049 $  8,992   0.00%    0.85%  to   2.70%   16.24% to   18.45%
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.40169 to  $16.28200 $ 17,534   0.00%    0.55%  to   2.85%   -8.22% to   -2.22%
December 31, 2013   1,396 $10.08092 to  $17.57026 $ 17,591   0.00%    0.85%  to   2.85%   15.66% to   18.04%
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%

                                         NVIT DEVELOPING MARKETS FUND - CLASS II
                   --------------------------------------------------------------------------------------
December 31, 2014      48 $13.42653 to  $13.95567 $    666   0.79%    1.40%  to   1.80%   -7.51% to   -7.15%
December 31, 2013      47 $14.51720 to  $15.02994 $    692   0.92%    1.40%  to   1.80%   -1.74% to   -1.35%
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%

                                           AST INVESTMENT GRADE BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   4,188 $10.03301 to  $15.78694 $ 55,403   0.00%    0.85%  to   2.25%    4.33% to    5.82%
December 31, 2013   3,598 $ 9.58248 to  $14.96161 $ 45,743   0.00%    0.55%  to   2.25%   -5.36% to   -3.72%
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%

                                      A74

                                    AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------       -----------------------------------------------
                                                           NET       INVESTMENT
                     UNITS           UNIT VALUE           ASSETS       INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST -- HIGHEST        (000S)       RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------      ----------------------  --------      ---------- -----------------  ------------------
                                            AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   4,880      $10.27737 to  $12.83064 $ 57,740        0.00%    0.55%  to   2.85%    3.00% to    6.61%
December 31, 2013   4,456      $ 9.72854 to  $12.10414 $ 50,085        0.00%    0.55%  to   2.85%   -4.30% to   -2.03%
December 31, 2012   3,920      $11.03135 to  $12.52719 $ 45,582        3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628      $10.63550 to  $11.84188 $ 28,880        2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192      $10.32483 to  $11.38650 $ 23,213        1.26%    1.00%  to   2.85%    3.27% to    6.73%

                                                      AST BOND PORTFOLIO 2018
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,578      $11.22140 to  $13.39820 $ 18,217        0.00%    1.90%  to   2.85%   -0.26% to    0.75%
December 31, 2013   1,883      $11.25098 to  $13.29882 $ 21,676        0.00%    1.90%  to   2.85%   -5.90% to   -4.95%
December 31, 2012   1,799      $11.95683 to  $13.99125 $ 21,894        0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787      $11.64275 to  $13.48663 $ 21,049        0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18      $12.01294 to  $12.09943 $    211        0.93%    1.90%  to   2.15%    8.85% to    9.11%

                                                      AST BOND PORTFOLIO 2019
                   ------------------------------------------------------------------------------------------------
December 31, 2014      95      $11.45215 to  $13.30075 $  1,131        0.00%    1.90%  to   2.85%    1.29% to    2.28%
December 31, 2013     159      $11.30601 to  $13.03100 $  1,846        0.00%    1.90%  to   2.85%   -7.54% to   -6.64%
December 31, 2012     183      $12.22857 to  $13.98700 $  2,283        0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0/(1)/ $13.49739 to  $13.62798 $      0/(1)/   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3      $11.88816 to  $12.18296 $     33        0.74%    1.30%  to   2.15%    9.02% to    9.93%

                                                 AST GLOBAL REAL ESTATE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014     606      $10.85387 to  $21.79318 $  9,050        0.00%    0.55%  to   2.85%    7.71% to   13.30%
December 31, 2013     614      $10.08073 to  $19.50272 $  8,308        0.00%    0.85%  to   2.85%    1.37% to    3.46%
December 31, 2012     547      $10.79040 to  $19.05468 $  7,170        1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334      $ 8.72255 to  $15.32029 $  3,472        2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289      $ 9.41466 to  $16.44739 $  3,166        1.17%    1.15%  to   2.85%   14.96% to   18.83%

                                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   2,742      $ 8.36743 to  $14.76931 $ 26,823        0.00%    0.55%  to   2.85%   -7.40% to   -5.21%
December 31, 2013   2,763      $ 8.85375 to  $15.79714 $ 28,800        0.00%    0.55%  to   2.85%   -2.63% to   -0.33%
December 31, 2012   2,458      $ 8.90982 to  $16.06935 $ 26,031        1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592      $ 7.61998 to  $13.89229 $ 14,499        0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468      $10.76214 to  $17.76396 $ 17,086        0.28%    1.15%  to   2.85%   16.62% to   20.88%

                                            AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,619      $10.75944 to  $25.63821 $ 30,102        0.00%    0.55%  to   2.70%    4.30% to    7.79%
December 31, 2013   1,579      $12.69230 to  $24.38308 $ 28,052        0.00%    0.55%  to   2.70%   29.72% to   38.05%
December 31, 2012   1,525      $10.52515 to  $17.90792 $ 19,892        0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959      $ 9.17568 to  $15.78149 $ 11,040        0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791      $11.42102 to  $15.88201 $  9,197        0.35%    0.55%  to   2.70%   14.62% to   25.51%

                                              AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  20,067      $11.73808 to  $18.13826 $281,553        0.00%    0.55%  to   2.85%    2.84% to    5.28%
December 31, 2013  18,974      $11.25123 to  $17.46806 $258,398        0.00%    0.55%  to   2.85%   13.73% to   17.41%
December 31, 2012  15,190      $ 9.90321 to  $15.08440 $179,781        0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911      $ 8.75838 to  $13.26883 $ 81,484        0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917      $ 9.19665 to  $13.85815 $ 62,348        0.24%    0.55%  to   2.85%    9.18% to   13.04%

                                                  AST RCM WORLD TRENDS PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  27,104      $11.21041 to  $15.54433 $341,955        0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013  25,218      $10.83902 to  $15.07275 $310,506        0.00%    0.55%  to   2.85%    9.24% to   11.82%
December 31, 2012  21,004      $ 9.89825 to  $13.66670 $235,725        0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121      $ 9.20021 to  $12.63456 $114,175        0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792      $ 9.60436 to  $13.11882 $ 81,960        0.42%    0.95%  to   2.85%    7.21% to   10.65%

                                             AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  12,870      $11.72319 to  $17.69896 $177,267        0.00%    0.55%  to   2.85%    3.33% to    5.78%
December 31, 2013  12,110      $11.18390 to  $16.96442 $161,361        0.00%    0.55%  to   2.85%   12.87% to   15.64%
December 31, 2012   9,458      $10.49066 to  $14.87346 $111,417        0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964      $ 9.31537 to  $13.35045 $ 52,174        0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330      $ 9.76990 to  $13.68833 $ 35,436        0.23%    0.95%  to   2.85%    8.19% to   12.52%

                                      A75

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,715 $10.79436 to  $15.06034 $190,576   0.00%    0.55%  to   2.85%    1.08% to    3.47%
December 31, 2013  14,493 $10.52772 to  $14.75766 $174,100   0.00%    0.55%  to   2.85%    6.36% to    9.22%
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%

                                      AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,378 $11.86300 to  $17.22400 $225,855   0.00%    0.55%  to   2.85%    2.71% to    5.14%
December 31, 2013  13,958 $11.38633 to  $16.60998 $188,038   0.00%    0.55%  to   2.85%   15.36% to   18.57%
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%

                                              PROFUND VP CONSUMER SERVICES
                   --------------------------------------------------------------------------------------
December 31, 2014      13 $20.74470 to  $20.74470 $    279   0.00%    0.55%  to   1.50%   10.80% to   11.84%
December 31, 2013      21 $18.72284 to  $20.07642 $    388   0.26%    0.55%  to   1.50%   37.80% to   39.10%
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%

                                           PROFUND VP CONSUMER GOODS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014       8 $16.82194 to  $16.82194 $    134   0.70%    0.55%  to   1.50%    8.60% to    9.62%
December 31, 2013      14 $15.49003 to  $15.49003 $    221   0.86%    1.50%  to   1.50%   26.55% to   26.55%
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%

                                                  PROFUND VP FINANCIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      33 $ 9.87092 to  $ 9.87092 $    323   0.21%    0.55%  to   2.10%   10.59% to   12.30%
December 31, 2013      46 $ 8.58077 to  $ 8.87284 $    409   0.43%    1.50%  to   2.10%   29.36% to   30.13%
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%

                                                 PROFUND VP HEALTH CARE
                   --------------------------------------------------------------------------------------
December 31, 2014      17 $20.97331 to  $20.97331 $    347   0.08%    0.55%  to   2.10%   21.16% to   23.02%
December 31, 2013      23 $16.64400 to  $17.20941 $    399   0.35%    1.50%  to   2.10%   36.88% to   37.69%
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%

                                                 PROFUND VP INDUSTRIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      20 $13.85579 to  $14.22444 $    283   0.27%    1.50%  to   1.90%    3.61% to    4.02%
December 31, 2013      19 $13.67512 to  $13.67512 $    255   0.55%    1.50%  to   1.50%   36.15% to   36.15%
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%

                                                PROFUND VP MID-CAP GROWTH
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.61362 to  $15.61362 $     42   0.00%    0.55%  to   2.10%    3.71% to    5.31%
December 31, 2013       6 $14.47394 to  $14.96601 $     90   0.00%    1.50%  to   2.10%   27.84% to   28.60%
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%

                                                PROFUND VP MID-CAP VALUE
                   --------------------------------------------------------------------------------------
December 31, 2014       2 $15.21446 to  $15.21446 $     30   0.12%    1.50%  to   1.50%    8.56% to    8.56%
December 31, 2013       4 $14.01527 to  $14.01527 $     54   0.34%    1.50%  to   1.50%   30.21% to   30.21%
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%

                                      A76

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                                PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------
December 31, 2014    13   $12.05366 to  $12.37455 $   155   1.51%    0.55%  to   1.90%   22.69% to  24.33%
December 31, 2013    14   $ 9.82468 to  $10.04669 $   144   1.36%    1.50%  to   1.90%   -1.77% to  -1.39%
December 31, 2012    14   $10.00220 to  $10.18798 $   144   2.57%    1.50%  to   1.90%   14.98% to  15.44%
December 31, 2011    12   $ 8.69881 to  $ 8.82559 $   110   0.00%    1.50%  to   1.90%    2.80% to   3.20%
December 31, 2010    16   $ 8.46186 to  $11.54906 $   133   3.89%    1.50%  to   1.90%   15.86% to  22.85%

                                              PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $16.16532 to  $16.16532 $    55   0.00%    1.50%  to   1.50%    0.66% to   0.66%
December 31, 2013     5   $16.05873 to  $18.52593 $    87   0.00%    0.55%  to   1.50%   38.35% to  39.65%
December 31, 2012     3   $11.60725 to  $11.60725 $    32   0.00%    1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011     2   $10.47427 to  $10.55029 $    26   0.00%    1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010     3   $10.49669 to  $10.49669 $    28   0.00%    1.50%  to   1.50%   23.87% to  23.87%

                                              PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     1   $15.68046 to  $15.68046 $    15   0.00%    0.55%  to   1.50%    4.25% to   5.23%
December 31, 2013     1   $15.04112 to  $16.79752 $    15   0.22%    0.55%  to   1.50%   35.64% to  36.92%
December 31, 2012     2   $11.08892 to  $11.08892 $    20   0.00%    1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011     2   $ 9.68994 to  $ 9.68994 $    19   0.00%    1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010     2   $10.25585 to  $10.25585 $    25   0.10%    1.50%  to   1.50%   20.30% to  20.30%

                                             PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $11.05227 to  $11.05227 $   102   4.37%    0.55%  to   1.50%   -0.92% to   0.01%
December 31, 2013    16   $11.15492 to  $11.15492 $   174   2.94%    1.50%  to   1.50%   10.41% to  10.41%
December 31, 2012    24   $10.10290 to  $10.10290 $   247   4.12%    1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011    29   $ 8.80105 to  $ 8.80105 $   255   2.96%    1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010    28   $ 8.76916 to  $12.16509 $   245   2.84%    1.50%  to   1.55%   13.98% to  21.09%

                                                 PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $13.00966 to  $13.00966 $   115   1.72%    0.55%  to   1.90%   23.54% to  25.19%
December 31, 2013    18   $10.25797 to  $10.48966 $   184   2.59%    1.50%  to   1.90%   11.20% to  11.64%
December 31, 2012    23   $ 9.22480 to  $ 9.39609 $   212   2.71%    1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011    27   $ 9.38722 to  $ 9.52393 $   259   2.51%    1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010    30   $ 8.14003 to  $10.77660 $   244   2.49%    1.50%  to   1.90%    3.97% to   7.40%

                                              PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     7   $15.48812 to  $15.48812 $   103   0.12%    1.50%  to   2.10%   10.61% to  11.26%
December 31, 2013     3   $13.46336 to  $16.49009 $    48   0.39%    0.55%  to   2.10%   27.98% to  29.95%
December 31, 2012     5   $10.52001 to  $10.81361 $    49   0.07%    1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011     4   $ 9.52935 to  $ 9.73772 $    37   0.00%    1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010     5   $ 9.43387 to  $ 9.58358 $    46   0.07%    1.50%  to   2.10%   10.86% to  11.51%

                                              PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $12.66256 to  $12.66256 $    40   0.65%    1.50%  to   1.50%    8.84% to   8.84%
December 31, 2013     6   $11.63395 to  $11.63395 $    73   0.88%    1.50%  to   1.50%   27.97% to  27.97%
December 31, 2012     8   $ 9.09087 to  $ 9.09087 $    75   0.76%    1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011    18   $ 7.99461 to  $ 7.99461 $   141   0.76%    1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010    17   $ 8.21947 to  $ 8.21947 $   139   0.96%    1.50%  to   1.50%   11.23% to  11.23%

                                                AST BOND PORTFOLIO 2020
                   ------------------------------------------------------------------------------------
December 31, 2014   282   $11.03272 to  $12.37107 $ 3,446   0.00%    1.90%  to   2.85%    3.13% to   4.14%
December 31, 2013   380   $10.61606 to  $11.87901 $ 4,467   0.00%    1.30%  to   2.85%   -9.18% to  -7.72%
December 31, 2012    11   $11.60016 to  $12.95314 $   135   0.58%    1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011    66   $11.06416 to  $12.41953 $   746   1.13%    1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010   331   $ 9.54633 to  $10.66744 $ 3,199   0.00%    1.30%  to   2.55%    6.10% to  10.41%

                                     AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   717   $13.25293 to  $17.10034 $10,969   0.00%    0.55%  to   2.45%    7.56% to   9.66%
December 31, 2013   694   $12.19594 to  $15.68669 $ 9,817   0.00%    0.55%  to   2.45%   24.20% to  30.71%
December 31, 2012   557   $ 9.54913 to  $12.07266 $ 6,101   0.42%    0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011   339   $ 8.50545 to  $10.78439 $ 3,336   0.33%    0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010   251   $10.51922 to  $11.58869 $ 2,684   0.02%    1.15%  to   2.45%    5.50% to  12.43%

                                      A77

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     972 $11.27625 to  $18.90555 $ 16,897   0.00%    0.55%  to   2.70%    6.55% to   13.75%
December 31, 2013     879 $13.00723 to  $17.33075 $ 14,245   0.00%    0.55%  to   2.70%   32.55% to   35.74%
December 31, 2012     876 $10.54999 to  $12.84306 $ 10,610   0.00%    0.55%  to   2.70%   12.07% to   14.55%
December 31, 2011     435 $10.49190 to  $11.27814 $  4,657   0.00%    0.55%  to   2.70%   -2.05% to    0.11%
December 31, 2010     193 $10.71155 to  $11.33263 $  2,096   0.00%    1.15%  to   2.70%    7.43% to   10.05%

                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     991 $10.89015 to  $11.41153 $ 11,150   0.00%    1.90%  to   2.85%   -1.46% to   -0.50%
December 31, 2013   1,177 $11.05171 to  $11.46858 $ 13,346   0.00%    1.90%  to   2.85%   -4.85% to   -3.92%
December 31, 2012   1,847 $11.61498 to  $11.93630 $ 21,847   0.52%    1.90%  to   2.85%    2.12% to    3.12%
December 31, 2011   1,836 $11.37404 to  $11.57526 $ 21,132   0.04%    1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010      19 $10.52124 to  $10.59081 $    205   0.00%    1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,066 $12.24566 to  $13.22419 $ 13,414   0.00%    1.75%  to   2.85%    4.61% to    5.83%
December 31, 2013     732 $11.70587 to  $12.61919 $  8,756   0.00%    1.50%  to   2.85%   -9.65% to   -8.38%
December 31, 2012   2,129 $12.95637 to  $13.85470 $ 28,167   0.78%    1.30%  to   2.85%    3.75% to    5.42%
December 31, 2011   2,642 $12.48861 to  $13.14210 $ 33,532   0.06%    1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010     396 $10.93130 to  $11.06626 $  4,359   0.00%    1.30%  to   2.55%    9.31% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.09234 to  $15.50925 $     42   3.01%    1.50%  to   1.75%   -6.93% to   -6.70%
December 31, 2013       3 $16.21604 to  $16.62307 $     52   0.95%    1.50%  to   1.75%   17.88% to   18.17%
December 31, 2012      16 $13.75687 to  $14.06753 $    220   1.65%    1.50%  to   1.75%   11.72% to   12.00%
December 31, 2011      17 $12.31349 to  $12.56056 $    206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010      17 $14.36608 to  $14.61842 $    242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     106 $ 3.04612 to  $ 3.13770 $    324   0.00%    1.50%  to   1.75%    2.30% to    2.55%
December 31, 2013     107 $ 2.97767 to  $ 3.05971 $    318   0.32%    1.50%  to   1.75%   37.81% to   38.15%
December 31, 2012     169 $ 2.16078 to  $ 2.21481 $    365   0.00%    1.50%  to   1.75%   18.68% to   18.97%
December 31, 2011     179 $ 1.82068 to  $ 1.86164 $    326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010     188 $ 1.95742 to  $ 1.99650 $    368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       4 $14.07991 to  $14.23536 $     62   0.62%    1.50%  to   1.75%    2.83% to    3.09%
December 31, 2013       5 $13.69207 to  $13.80927 $     65   0.95%    1.50%  to   1.75%   13.05% to   13.33%
December 31, 2012       5 $12.11133 to  $12.18494 $     63   1.15%    1.50%  to   1.75%   12.36% to   12.64%
December 31, 2011       6 $10.77879 to  $10.81752 $     61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010       6 $11.79975 to  $11.81311 $     71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     815 $11.49686 to  $12.25614 $  9,669   0.00%    1.30%  to   2.85%    7.22% to    8.95%
December 31, 2013   1,150 $10.72225 to  $11.24906 $ 12,611   0.00%    1.30%  to   2.85%  -12.32% to  -10.90%
December 31, 2012   1,737 $12.22859 to  $12.62575 $ 21,559   0.03%    1.30%  to   2.85%    2.83% to    4.49%
December 31, 2011   1,302 $11.89255 to  $12.08351 $ 15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     471 $10.54716 to  $13.00950 $  5,511   0.00%    0.55%  to   2.15%    4.26% to    5.92%
December 31, 2013      36 $11.59795 to  $12.03673 $    425   0.00%    1.30%  to   2.15%   17.54% to   20.81%
December 31, 2012       7 $ 9.88459 to  $ 9.96370 $     74   0.04%    1.30%  to   1.80%   11.15% to   11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014  11,411 $10.99564 to  $11.81961 $129,184   0.00%    0.55%  to   2.55%    2.29% to    4.32%
December 31, 2013  10,680 $10.68726 to  $11.33041 $117,339   0.00%    0.55%  to   2.70%    7.86% to   10.24%
December 31, 2012   8,594 $ 9.95090 to  $10.27765 $ 86,714   0.46%    0.55%  to   2.45%    9.15% to   11.28%
December 31, 2011   4,835 $ 9.12583 to  $ 9.21697 $ 44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                   WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014      10 $17.06026 to  $17.20149 $    179   0.30%    1.50%  to   1.75%    8.80% to    9.07%
December 31, 2013      11 $15.68076 to  $15.77168 $    175   0.40%    1.50%  to   1.75%   28.74% to   29.06%
December 31, 2012      17 $12.18018 to  $12.22072 $    210   0.54%    1.50%  to   1.75%   13.81% to   14.09%
December 31, 2011      25 $10.70255 to  $10.71170 $    268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,020 $10.12124 to  $11.01361 $ 10,901   0.00%    0.55%  to   2.70%    2.75% to    5.48%
December 31, 2013     751 $ 9.68326 to  $10.37327 $  7,694   0.00%    0.85%  to   2.50%   -4.70% to   -3.14%
December 31, 2012     643 $10.50845 to  $10.70984 $  6,835   0.17%    0.85%  to   2.50%    4.49% to    6.20%
December 31, 2011      36 $10.06003 to  $10.07683 $    360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     497 $ 9.87300 to  $10.63422 $  5,099   0.00%    0.55%  to   2.85%    2.09% to    4.57%
December 31, 2013     588 $ 9.66002 to  $10.10259 $  5,832   0.00%    0.85%  to   2.35%   -5.12% to   -3.66%
December 31, 2012     349 $10.31269 to  $10.48627 $  3,621   0.23%    0.85%  to   2.25%    2.51% to    3.98%
December 31, 2011      44 $10.06278 to  $10.07694 $    444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.81954 to  $10.30246 $ 14,973   0.00%    1.30%  to   2.85%    9.41% to   11.17%
December 31, 2013   3,733 $ 8.97494 to  $ 9.26704 $ 34,013   0.00%    1.30%  to   2.85%  -12.76% to  -11.35%
December 31, 2012     376 $10.28760 to  $10.45376 $  3,908   0.00%    1.30%  to   2.85%    2.88% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014  20,694 $11.92878 to  $13.64462 $276,282   0.00%    0.85%  to   2.85%    0.24% to    2.30%
December 31, 2013  21,362 $11.73153 to  $13.33778 $280,960   0.00%    0.85%  to   2.85%   19.00% to   23.41%
December 31, 2012  19,511 $10.65915 to  $10.80738 $209,728   0.00%    0.85%  to   2.85%    6.62% to    8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,050 $11.71380 to  $12.86226 $ 49,993   0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013   3,288 $11.30516 to  $12.30125 $ 39,476   0.00%    0.55%  to   2.85%   14.35% to   18.26%
December 31, 2012   2,285 $10.23818 to  $10.40185 $ 23,601   0.95%    0.55%  to   2.85%    2.41% to    4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $ 9.10774 to  $ 9.70400 $    234   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      12 $ 9.16475 to  $ 9.42915 $    111   0.00%    1.30%  to   1.95%   -9.33% to   -8.03%
December 31, 2012       7 $10.38171 to  $10.39933 $     68   0.00%    1.30%  to   1.75%    3.83% to    4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014     126 $10.95451 to  $15.01238 $  1,827   0.00%    0.55%  to   2.30%    7.68% to    9.61%
December 31, 2013     101 $12.28936 to  $13.63955 $  1,362   0.00%    0.85%  to   2.30%   25.05% to   33.36%
December 31, 2012       4 $10.18909 to  $10.21028 $     40   0.00%    1.30%  to   1.85%    1.91% to    2.11%

                                  AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     966 $ 9.63637 to  $ 9.94961 $  9,468   0.00%    1.30%  to   2.85%   11.33% to   13.12%
December 31, 2013   1,035 $ 8.65594 to  $ 8.79557 $  9,045   0.00%    1.30%  to   2.85%  -13.44% to  -12.04%

                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      15 $ 9.57322 to  $ 9.85401 $    150   0.00%    0.55%  to   1.90%   -4.97% to   -2.14%
December 31, 2013       5 $10.07351 to  $10.14041 $     53   0.00%    1.15%  to   1.90%    0.75% to    1.41%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     411 $11.05572 to  $13.30316 $  5,342   0.00%    0.55%  to   2.70%    9.84% to   12.98%
December 31, 2013     163 $11.55659 to  $11.74413 $  1,895   0.00%    0.85%  to   2.70%   15.59% to   17.45%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      16 $ 9.23266 to  $ 9.85996 $    147   0.00%    0.55%  to   1.55%   -3.95% to   -2.01%
December 31, 2013       1 $ 9.61277 to  $ 9.61912 $     13   0.00%    1.45%  to   1.55%   -3.86% to   -3.80%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014  34,124 $10.37423 to  $10.53178 $354,014   0.00%    1.10%  to   1.90%    9.06% to    9.95%
December 31, 2013  10,228 $ 9.51265 to  $ 9.57903 $ 97,295   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                             AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,565 $10.55060 to  $10.89838 $ 16,755   0.00%    0.55%  to   2.45%    1.04% to    3.01%
December 31, 2013     731 $10.44187 to  $10.55835 $  7,677   0.00%    0.85%  to   2.45%    4.44% to    5.59%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,856 $10.68749 to  $11.11626 $ 53,046   0.00%    0.55%  to   2.85%   -0.36% to    1.99%
December 31, 2013   2,011 $10.75656 to  $10.87654 $ 21,750   0.00%    0.85%  to   2.45%    7.59% to    8.77%

                                      A79

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                       NET    INVESTMENT
                     UNITS          UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                     (000S)     LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------     ----------------------  ------- ---------- -----------------  ----------------
                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,980      $ 9.87909 to  $10.15307 $19,831   0.00%    0.85%  to   2.45%   2.53% to   4.21%
December 31, 2013    779      $ 9.63552 to  $ 9.74308 $ 7,550   0.00%    0.85%  to   2.45%  -3.63% to  -2.56%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     35      $11.15982 to  $13.19717 $   456   0.00%    0.55%  to   1.85%  11.08% to  12.55%
December 31, 2013     74      $11.65345 to  $11.70178 $   857   0.00%    0.85%  to   1.45%  16.55% to  17.03%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     13      $11.16782 to  $13.48446 $   170   0.00%    0.55%  to   1.50%  11.23% to  14.61%
December 31, 2013      0/(1)/ $11.69306 to  $11.69306 $     3   0.00%    1.45%  to   1.45%  16.94% to  16.94%
                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    288      $11.19944 to  $11.36236 $ 3,246   0.00%    1.30%  to   2.70%  11.99% to  13.62%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,715      $10.48352 to  $10.61730 $18,044   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     82      $10.23141 to  $10.25115 $   837   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    159      $10.34076 to  $10.36085 $ 1,649   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    104      $10.52974 to  $10.55012 $ 1,101   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    100      $ 9.95303 to  $ 9.97233 $   995   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     44      $ 9.68459 to  $ 9.69330 $   430   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     27      $10.28185 to  $10.29105 $   274   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    123      $10.01270 to  $10.03217 $ 1,230   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                           AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      4      $ 9.70452 to  $ 9.71324 $    40   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                         AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      7      $10.40129 to  $10.41061 $    68   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                         AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      9      $ 9.72436 to  $ 9.73320 $    91   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                        AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE NOVEMBER 24, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      5      $ 9.94406 to  $ 9.94406 $    49   0.00%    1.45%  to   1.45%  -0.55% to  -0.55%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

                                      A80

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 1,000 units and/or $1,000 in net assets.

      /(2)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of M&E charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%

        Premier Investment Variable Annuity Series C - 0.68%

        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%

        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits

                                      A81

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV
   1.45%     Premier Bb with GMIB
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A82

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II
               Premier Retirement L - No Optional Benefits
               Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
               Premier Retirement C Share - No Optional Benefits
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

                                      A84

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the Contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A85

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2015

                                      A86

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                                           Page
                                                                                          Numbers
                                                                                          -------
Management's Annual Report on Internal Control Over Financial Reporting                     B-2

Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Financial Statements:                                                              B-8

  1   Business and Basis of Presentation                                                    B-8

  2   Significant Accounting Policies and Pronouncements                                    B-8

  3   Investments                                                                          B-17

  4   Deferred Policy Acquisition Costs                                                    B-26

  5   Policyholders' Liabilities                                                           B-26

  6   Certain Nontraditional Long-duration Contracts                                       B-27

  7   Statutory Net Income and Surplus and Dividend Restriction                            B-30

  8   Income Taxes                                                                         B-30

  9   Fair Value of Assets and Liabilities                                                 B-32

  10  Derivative Instruments                                                               B-44

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters            B-48

  12  Related Party Transactions                                                           B-49

  13  Quarterly Results of Operations (Unaudited)                                          B-54

Report of Independent Registered Public Accounting Firm                                    B-55

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I- Financial Information

Item 1. Financial Statements

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                     December 31,   December 31,
                                                                                                        2014           2013
                                                                                                    -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014-$911,279; 2013-$889,548)  $      973,483 $      927,341
Equity securities, available-for-sale, at fair value (cost: 2014-$8,291; 2013-$91)                           8,295            116
Trading account assets, at fair value                                                                        9,679              0
Policy loans                                                                                               182,560        176,885
Short-term investments                                                                                      15,469          5,180
Commercial mortgage and other loans                                                                        283,057        292,532
Other long-term investments                                                                                 47,855         37,505
                                                                                                    -------------- --------------
    Total investments                                                                                    1,520,398      1,439,559
Cash and cash equivalents                                                                                  100,919         40,641
Deferred policy acquisition costs                                                                          457,420        439,315
Accrued investment income                                                                                   14,768         15,024
Reinsurance recoverables                                                                                 1,436,470        999,240
Receivables from parents and affiliates                                                                     42,825         38,906
Deferred sales inducements                                                                                  76,534         88,350
Other assets                                                                                                 8,161          8,264
Separate account assets                                                                                 11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL ASSETS                                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                                     $    1,475,803 $    1,360,664
Future policy benefits and other policyholder liabilities                                                1,342,111        772,537
Cash collateral for loaned securities                                                                        4,455          4,081
Income taxes                                                                                                11,672         23,467
Short-term debt to affiliates                                                                               24,000         24,000
Long-term debt to affiliates                                                                                97,000         93,000
Payables to parent and affiliates                                                                            7,309          9,034
Other liabilities                                                                                           80,138        132,083
Separate account liabilities                                                                            11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL LIABILITIES                                                                                   14,419,428     12,654,292
                                                                                                    -------------- --------------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)

EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)                               2,000          2,000
Additional paid-in capital                                                                                 210,818        211,147
Retained earnings                                                                                          368,450        420,185
Accumulated other comprehensive income                                                                      33,739         17,101
                                                                                                    -------------- --------------
    TOTAL EQUITY                                                                                           615,007        650,433
                                                                                                    -------------- --------------
    TOTAL LIABILITIES AND EQUITY                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                       2014           2013           2012
                                                                   ------------- -------------- --------------
REVENUES
Premiums                                                           $      14,323 $       14,893 $       14,133
Policy charges and fee income                                            181,086        156,811        146,460
Net investment income                                                     67,872         68,653         79,655
Asset administration fees                                                 38,264         33,752         29,462
Other income                                                               2,558          3,410          4,418
Realized investment gains (losses), net:
 Other-than-temporary impairments on fixed maturity
   securities                                                              (103)              -        (3,852)
 Other-than-temporary impairments on fixed maturity
   securities transferred to other comprehensive income                       79              -          2,382
 Other realized investment gains (losses), net                          (73,246)         22,581         11,947
                                                                   ------------- -------------- --------------
        Total realized investment gains (losses), net                   (73,270)         22,581         10,477
                                                                   ------------- -------------- --------------
 TOTAL REVENUES                                                          230,833        300,100        284,605
                                                                   ------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                   26,605         22,893         35,689
Interest credited to policyholders' account balances                      45,830         17,173         31,952
Amortization of deferred policy acquisition costs                         37,692       (44,181)          7,145
General, administrative and other expenses                               102,665         73,006         66,552
                                                                   ------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                             212,792         68,891        141,338
                                                                   ------------- -------------- --------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                18,041        231,209        143,267
                                                                   ------------- -------------- --------------
Total income tax expense (benefit)                                      (10,224)         65,366         39,206
                                                                   ------------- -------------- --------------
NET INCOME                                                         $      28,265 $      165,843 $      104,061
                                                                   ------------- -------------- --------------

Other comprehensive income (loss), before tax:
   Foreign currency translation adjustments                                (125)             38             33
   Net unrealized investment gains (losses):
     Unrealized investment gains (losses) for the period                  30,963       (42,217)         12,645
     Reclassification adjustment for (gains) losses
      included in net income                                             (5,242)        (4,511)       (12,176)
                                                                   ------------- -------------- --------------
   Net unrealized investment gains (losses)                               25,721       (46,728)            469
                                                                   ------------- -------------- --------------
Other comprehensive income (loss), before tax                             25,596       (46,690)            502
                                                                   ------------- -------------- --------------
   Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                               (44)             13             12
     Net unrealized investment gains (losses)                              9,002       (16,355)            165
                                                                   ------------- -------------- --------------
      Total                                                                8,958       (16,342)            177
Other comprehensive income (loss), net of tax                             16,638       (30,348)            325
                                                                   ------------- -------------- --------------
COMPREHENSIVE INCOME                                               $      44,903 $      135,495 $      104,386
                                                                   ============= ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      Statements of Stockholder's Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                                                   Other
                                                                   Additional                   Comprehensive
                                                        Common      Paid-in       Retained         Income
                                                        Stock       Capital      Earnings          (Loss)        Total Equity
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $   305,281      $   47,124      $   562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121              -               -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -        104,061               -          104,061
  Other comprehensive income (loss), net of tax               -            -              -             325              325
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          104,386
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $   409,342      $   47,449      $   669,840
Contributed/distributed capital- parent/child asset
 transfers                                                    -           98              -               -               98
Dividend to parent                                            -            -       (155,000)              -         (155,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -        165,843               -          165,843
  Other comprehensive income (loss), net of tax               -            -              -         (30,348)         (30,348)
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          135,495
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2013                             $  2,000   $  211,147    $   420,185      $   17,101      $   650,433
Contributed/distributed capital- parent/child asset
 transfers                                                    -         (329)             -               -             (329)
Dividend to parent                                            -            -        (80,000)              -          (80,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -         28,265               -           28,265
  Other comprehensive income (loss), net of tax               -            -              -          16,638           16,638
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -           44,903
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2014                             $  2,000   $  210,818    $   368,450      $   33,739      $   615,007
                                                       ========   ===========   ===========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                       2014           2013           2012
                                                   ------------- -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                          $     28,265  $     165,843  $     104,061
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Policy charges and fee income                             6,016          7,462       (12,488)
 Interest credited to policyholders' account
   balances                                               45,830         17,173         31,952
 Realized investment (gains) losses, net                  73,270       (22,581)       (10,477)
 Amortization and other non-cash items                  (12,397)       (11,323)        (9,959)
 Change in:
   Future policy benefits and other insurance
     liabilities                                         152,600        148,527        132,050
   Reinsurance recoverables                            (121,292)      (157,241)      (101,575)
   Accrued investment income                                 257            757          (247)
   Net payable to/receivable from affiliates             (2,502)          (959)        (5,930)
   Deferred policy acquisition costs                    (22,515)       (98,081)       (83,684)
   Income taxes                                         (20,576)         73,312       (12,047)
   Deferred sales inducements                              (842)        (1,793)       (19,219)
   Other, net                                            (6,735)          6,635        (2,598)
                                                   ------------- -------------- --------------
Cash flows from operating activities                $    119,379  $     127,731  $       9,839
                                                   ------------- -------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available-for-sale               $    151,419  $     239,272  $     156,250
 Short-term investments                                   47,153         20,680         13,568
 Policy loans                                             27,422         24,664         18,879
 Ceded policy loans                                      (3,453)        (3,527)          (337)
 Commercial mortgage and other loans                      21,258         25,683         39,474
 Other long-term investments                                 217          2,110          2,115
 Equity securities, available-for-sale                     7,808          6,650          2,660
 Trading account assets, at fair value                         -          1,499              -
Payments for the purchase/origination of:
 Fixed maturities, available-for-sale                  (168,537)      (148,365)      (143,093)
 Short-term investments                                 (57,434)       (23,631)       (14,725)
 Policy loans                                           (22,786)       (17,687)       (21,058)
 Ceded policy loans                                        2,166          2,224          6,890
 Commercial mortgage and other loans                    (10,989)       (96,841)       (66,362)
 Other long-term investments                             (2,479)        (8,997)       (12,164)
 Equity securities, available-for-sale                  (15,551)        (5,253)        (2,508)
 Trading account assets, at fair value                  (10,000)              -              -
 Notes receivable from parent and affiliates, net        (3,060)        (2,235)          (248)
 Other, net                                                 (80)          (123)          (103)
                                                   ------------- -------------- --------------
Cash flows from (used in) investing activities      $   (36,926)  $      16,123  $    (20,762)
                                                   ------------- -------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Policyholders' account deposits                    $    271,937  $     230,627  $     215,909
 Ceded policyholders' account deposits                  (93,043)      (124,909)       (79,417)
 Policyholders' account withdrawals                    (130,985)      (130,982)      (123,185)
 Ceded policyholders' account withdrawals                  6,991         10,785          1,436
 Net change in securities sold under agreement to
   repurchase and cash collateral for loaned
   securities                                                374          1,947       (18,094)
 Dividend to parent                                     (80,000)      (155,000)              -
 Contributed (Distributed) capital - parent/child
   asset transfers                                         (506)            150              -
 Net change in financing arrangements (maturities
   90 days or less)                                            -              -       (15,000)
 Proceeds from the issuance of debt (maturities
   longer than 90 days)                                   28,000         32,000         65,000
 Repayments of debt (maturities longer than 90
   days)                                                (24,000)       (24,000)       (11,000)
 Drafts outstanding                                        (943)          5,573          (853)
                                                   ------------- -------------- --------------
Cash flows from (used in) financing activities      $   (22,175)  $   (153,809)  $      34,796
                                                   ------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          60,278      (9,955)       23,873
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                  40,641       50,596       26,723
                                                       ------------- ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $    100,919  $    40,641  $    50,596
                                                       ============= ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                     $     10,352  $   (7,265)  $    97,799
  Interest paid                                         $      2,810  $     2,341  $     1,683

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available-for-sale and commercial mortgages related to the coinsurance transaction between Prudential Life Insurance Company of New Jersey ("PLNJ") and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company", is a wholly owned subsidiary of the Pruco Life Insurance Company ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors. The company has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments.

Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. .

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                    December 31, 2014
                                                             ---------------------------------------------------------------
                                                                                                                 Other-than-
                                                                             Gross        Gross                   temporary
                                                              Amortized    Unrealized   Unrealized               Impairments
                                                                Cost         Gains        Losses     Fair Value  in AOCI (3)
                                                             ------------ ------------- ----------- ------------ -----------
                                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     23,991 $       3,590 $         - $     27,581 $         -
Obligations of U.S. states and their political subdivisions        39,343         1,846           -       41,189           -
Foreign government bonds                                            6,344           149           -        6,493           -
Public utilities                                                  109,686        10,305          21      119,970           -
All other corporate securities                                    597,460        40,994       1,911      636,543         (45)
Asset-backed securities (1)                                        38,069         1,295         152       39,212         (79)
Commercial mortgage-backed securities                              74,610         3,487          13       78,084           -
Residential mortgage-backed securities (2)                         21,776         2,643           8       24,411        (242)
                                                             ------------ ------------- ----------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    911,279 $      64,309 $     2,105 $    973,483 $      (366)
                                                             ============ ============= =========== ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $      8,238 $          83 $       118 $      8,203
Non-redeemable preferred stocks                                        53            39           -           92
                                                             ------------ ------------- ----------- ------------
 Total equity securities, available-for-sale                 $      8,291 $         122 $       118 $      8,295
                                                             ============ ============= =========== ============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                                   December 31, 2013 (4)
                                                             ------------------------------------------------------------------
                                                                                                                   Other-than-
                                                                             Gross         Gross                    Temporary
                                                              Amortized    Unrealized    Unrealized                Impairments
                                                                Cost         Gains         Losses      Fair Value  in AOCI (3)
                                                             ------------ ------------- ------------- ------------ -----------
                                                                                       (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     24,842 $       2,939 $           - $     27,781 $         -
Obligations of U.S. states and their political subdivisions         4,781            53           153        4,681           -
Foreign government bonds                                           11,457           901             -       12,358           -
Public utilities                                                   96,037         3,456         2,211       97,282           -
All other corporate securities                                    610,618        34,452         7,742      637,328         (45)
Asset-backed securities (1)                                        51,651           611         1,084       51,178        (102)
Commercial mortgage-backed securities                              63,090         3,763            14       66,839           -
Residential mortgage-backed securities (2)                         27,072         2,827             5       29,894        (281)
                                                             ------------ ------------- ------------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    889,548 $      49,002 $      11,209 $    927,341 $      (428)
                                                             ============ ============= ============= ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $         38 $           - $           1 $         37
Non-redeemable preferred stocks                                        53            26             -           79
                                                             ------------ ------------- ------------- ------------
 Total equity securities available-for-sale                  $         91 $          26 $           1 $        116
                                                             ============ ============= ============= ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                             Available-for-Sale
                                        -----------------------------
                                          Amortized        Fair
                                            Cost           Value
                                        -------------- --------------
                                               (in thousands)
Due in one year or less                 $       30,399 $       31,047
Due after one year through five years          240,592        255,008
Due after five years through ten years         193,905        204,243
Due after ten years                            311,928        341,478
Asset-backed securities                         38,069         39,212
Commercial mortgage-backed securities           74,610         78,084
Residential mortgage-backed securities          21,776         24,411
                                        -------------- --------------
  Total                                 $      911,279 $      973,483
                                        ============== ==============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                 2014         2013         2012
                                                             ------------ ------------ ------------
                                                                         (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                         $     49,137 $    108,332 $     11,599
 Proceeds from maturities/repayments                              102,303      131,032      144,385
 Gross investment gains from sales, prepayments, and
   maturities                                                       5,160        5,704       13,712
 Gross investment losses from sales and maturities                  (249)      (1,379)          (1)
Equity securities, available-for-sale
 Proceeds from sales                                         $      7,808 $      6,650 $      2,660
 Gross investment gains from sales                                    456          587          146
 Gross investment losses from sales                                     -        (395)            -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses
   on fixed maturities recognized in earnings (1)            $       (25) $          - $    (1,469)
 Writedowns for impairments on equity securities                        -          (6)        (211)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                            Year Ended   Year Ended
                                                                                           December 31, December 31,
                                                                                               2014         2013
                                                                                           ------------ ------------
                                                                                                (in thousands)
Balance, beginning of period                                                                     $716        $2,411
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                          (42)       (1,674)
Increases due to the passage of time on previously recorded credit losses                          21            48
Accretion of credit loss impairments previously recognized due to an increase in cash
 flows expected to be collected                                                                  (32)          (69)
                                                                                            ---------   -----------
Balance, end of period                                                                      $     663          $716
                                                                                            =========   ===========

Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                                     December 31, 2014         December 31, 2013
                                                 -------------------------- -----------------------
                                                   Amortized       Fair      Amortized     Fair
                                                     Cost          Value       Cost        Value
                                                 -------------- ----------- ----------- -----------
Trading account assets                                             (in thousands)
Total trading account assets - Fixed maturities  $       10,000 $     9,679 $         - $         -
                                                 ============== =========== =========== ===========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.3) million, $0 and $0 during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                              December 31, 2014            December 31, 2013
                                         --------------------------  ----------------------------
                                             Amount                      Amount
                                         (in thousands)  % of Total  (in thousands)   % of Total
                                         -------------- -----------  -------------- -------------
Commercial and agricultural mortgage
 loans by property type:
Apartments/Multi-Family                   $      89,817        32.6%  $      81,484          28.5%
Retail                                           64,149        23.3          65,353          22.9
Industrial                                       35,190        12.8          40,281          14.1
Office                                           29,997        10.9          30,635          10.7
Other                                            18,061         6.6          25,277           8.8
Hospitality                                      23,725         8.6          24,186           8.5
                                         -------------- -----------  -------------- -------------
 Total commercial mortgage loans                260,939        94.8         267,216          93.5
Agricultural property loans                      14,479         5.2          18,691           6.5
                                         -------------- -----------  -------------- -------------
 Total commercial and agricultural
   mortgage loans by property type              275,418       100.0%        285,907         100.0%
                                                        ===========                 =============
Valuation allowance                               (771)                     (1,785)
                                         --------------              --------------
 Total net commercial and agricultural
   mortgage loans by property type              274,647                     284,122
                                         --------------              --------------

Other Loans
Uncollateralized loans                            8,410                       8,410
Valuation allowance                                   -                           -
                                         --------------              --------------
 Total net other loans                            8,410                       8,410
                                         --------------              --------------
 Total commercial mortgage and other
   loans                                 $      283,057              $      292,532
                                         ==============              ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and New York (11%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014 December 31, 2013 December 31, 2012
                                                 ----------------- ----------------- -----------------
                                                                    (in thousands)
Allowance for credit losses, beginning of year    $        1,785    $        1,162    $        1,410
Addition to / (release of) allowance for losses          (1,014)               623             (248)
                                                  --------------    --------------    --------------
Total ending balance (1)                          $          771    $        1,785    $        1,162
                                                  ==============    ==============    ==============

(1)Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2014, 2013, and 2012.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                              December 31, 2014 December 31, 2013
                                                              ----------------- -----------------
                                                                        (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $              -  $              -
Collectively evaluated for impairment (2)                                  771             1,785
                                                              ----------------  ----------------
Total ending balance                                          $            771  $          1,785
                                                              ================  ================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $              -  $              -
Gross of reserves: collectively evaluated for impairment (2)           283,828           294,317
                                                              ----------------  ----------------
Total ending balance, gross of reserves                       $        283,828  $        294,317
                                                              ================  ================

(1)There were no loans individually evaluated for impairments at both
   December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $14.5 million and $18.7 million at December 31, 2014 and 2013, respectively, and an allowance of less than $0.1 million for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and no related allowance for losses, at both December 31, 2014 and 2013. There were no recorded investments in impaired loans with an allowance recorded, before the allowance for losses, at both December 31, 2014 and 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2014
                                                     --------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- --------------
                                                                             (in thousands)
Loan-to-Value Ratio
0%-59.99%                                             $      162,454   $            - $        1,634 $      164,088
60%-69.99%                                                    84,761                -          4,878         89,639
70%-79.99%                                                    14,389            2,796              -         17,185
Greater than 80%                                               2,991                -          1,515          4,506
                                                      --------------   -------------- -------------- --------------
  Total commercial and agricultural mortgage loans    $      264,595   $        2,796 $        8,027 $      275,418
                                                      ==============   ============== ============== ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2013
                                                     -------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- -------------
                                                                            (in thousands)
Loan-to-Value Ratio
0%-59.99%                                              $     136,909   $            - $        1,833 $     138,742
60%-69.99%                                                    81,355                -              -        81,355
70%-79.99%                                                    56,392            2,900          4,956        64,248
Greater than 80%                                                   -            1,562              -         1,562
                                                       -------------   -------------- -------------- -------------
  Total commercial and agricultural mortgage loans     $     274,656   $        4,462 $        6,789 $     285,907
                                                       =============   ============== ============== =============

As of both December 31, 2014 and 2013, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2014 and 2013. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2014 and 2013, there were no troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                    2014          2013
                                                ------------- -------------
                                                      (in thousands)
     Company's investment in Separate accounts  $       1,606 $       1,619
     Joint ventures and limited partnerships           38,920        35,886
     Derivatives                                        7,329             -
                                                ------------- -------------
     Total other long-term investments          $      47,855 $      37,505
                                                ============= =============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014         2013         2012
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    44,073  $    46,071  $    56,024
Equity securities, available-for-sale                  -            -           11
Trading account assets                               119           11           15
Commercial mortgage and other loans               13,686       13,831       13,503
Policy loans                                      10,127        9,901        9,626
Short-term investments and cash equivalents           79           63           80
Other long-term investments                        3,103        2,105        4,012
                                             -----------  -----------  -----------
Gross investment income                           71,187       71,982       83,271
Less: investment expenses                         (3,315)      (3,329)      (3,616)
                                             -----------  -----------  -----------
  Net investment income                      $    67,872  $    68,653  $    79,655
                                             ===========  ===========  ===========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Carrying value for non-income producing assets included $6 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                   2014            2013            2012
                                             ---------------  --------------  --------------
                                                              (in thousands)
Fixed maturities                              $        4,786   $       4,325   $      12,242
Equity securities                                        456             186             (66)
Commercial mortgage and other loans                    1,015            (623)          3,926
Short-term investments and cash equivalents                2               2               -
Joint ventures and limited partnerships                  210             (13)              -
Derivatives                                          (79,739)         18,704          (5,625)
                                             ---------------  --------------  --------------
  Realized investment gains (losses), net     $      (73,270)  $      22,581   $      10,477
                                             ===============  ==============  ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                  Total Accumulated
                                                               Foreign Currency  Net Unrealized         Other
                                                                 Translation    Investment Gains    Comprehensive
                                                                  Adjustment      (Losses) (1)      Income (Loss)
                                                               ---------------- ----------------  -----------------
                                                                                  (in thousands)
Balance, December 31, 2011                                     $            22  $         47,101  $         47,123
Change in component during period (2)                                       21               305               326
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2012                                     $            43  $         47,406  $         47,449
Change in component during period (2)                                       25           (30,373)          (30,348)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2013                                     $            68  $         17,033  $         17,101
Change in other comprehensive income before reclassifications             (125)           30,963            30,838
Amounts reclassified from AOCI                                               -            (5,242)           (5,242)
Income tax benefit (expense)                                                44            (9,002)           (8,958)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2014                                     $           (13) $         33,752  $         33,739
                                                               ===============  ================  ================

(1)Includes cash flow hedges of $0.2 million, $(3.1) million and $(1.3) million as of December 31, 2014, 2013 and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                             Year Ended        Year Ended        Year Ended
                                                          December 31, 2014 December 31, 2013 December 31, 2012
                                                          ----------------- ----------------- -----------------
                                                                             (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges - Currency/Interest rate (3)              $        230      $       (237)    $          (31)
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                               5,012             4,748            (12,145)
                                                            ------------      ------------     --------------
   Total net unrealized investment gains (losses)                  5,242             4,511            (12,176)
                                                            ------------      ------------     --------------
    Total reclassifications for the period                  $      5,242      $      4,511     $      (12,176)
                                                            ============      ============     ==============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                       Accumulated
                                                                                                          Other
                                                                                                      Comprehensive
                                                      Deferred      Future Policy                     Income (Loss)
                                                       Policy       Benefits and       Deferred       Related To Net
                                  Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                  Gains (Losses)      Costs and        Account        (Liability)       Investment
                                  on Investments     Other Costs     Balances(1)        Benefit       Gains (Losses)
                                 ---------------    ------------    -------------    -------------    --------------
                                                                   (in thousands)
Balance, December 31, 2011        $       (1,417)    $       739     $       (142)    $        287      $      (533)
Net investment gains (losses)
 on investments arising
 during the period                           873               -                -             (306)             567
Reclassification adjustment
 for (gains) losses included
 in net income                               880               -                -             (308)             572
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                         (106)              -                -               37              (69)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (644)               -              225             (419)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              306             (107)             199
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2012        $          230     $        95     $        164     $       (172)     $       317
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                           126               -                -              (44)              82
Reclassification adjustment
 for (gains) losses included
 in net income                              (132)              -                -               46              (86)
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                            -               -                -                -                0
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (723)               -              253             (470)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (12)               4               (8)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2013        $          224     $      (628)    $        152     $         87      $      (165)
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                            13               -                -               (5)               8
Reclassification adjustment
 for (gains) losses included
 in net income                               (12)              -                -                4               (8)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -              77                -              (27)              50
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (30)              11              (19)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2014        $          225     $      (551)    $        122     $         70      $      (134)
                                 ===============    ============    =============    =============     ============

(1)Balances are net of reinsurance.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                           Accumulated
                                                                                                              Other
                                                                                                          Comprehensive
                                                        Deferred       Future Policy                      Income (Loss)
                                                         Policy        Benefits and        Deferred       Related To Net
                                  Net Unrealized       Acquisition     Policy Holder      Income Tax        Unrealized
                                  Gains (Losses)        Costs and         Account         (Liability)       Investment
                                 on Investments(1)     Other Costs      Balances(2)         Benefit       Gains (Losses)
                                 -----------------   --------------    -------------    --------------    --------------
                                                                     (in thousands)
Balance, December 31, 2011         $      89,602      $     (31,698)    $     15,379     $     (25,649)    $     47,634
Net investment gains (losses)
 on investments arising
 during the period                        13,098                  -                -            (4,584)           8,514
Reclassification adjustment
 for (gains) losses included
 in net income                           (13,056)                 -                -             4,570           (8,486)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                          106                  -                -               (37)              69
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -              5,389                -            (1,886)           3,503
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,378)            2,232           (4,146)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2012         $      89,750      $     (26,309)    $      9,001     $     (25,354)    $     47,088
                                  --------------     --------------    -------------    --------------    -------------
Net investment gains (losses)
 on investments arising
 during the period                       (49,387)                 -                -            17,285          (32,102)
Reclassification adjustment
 for (gains) losses included
 in net income                            (4,379)                 -                -             1,534           (2,845)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            -                  -                -                 -                -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -             14,655                -            (5,129)           9,526
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,875)            2,406           (4,469)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2013         $      35,984      $     (11,654)    $      2,126     $      (9,258)    $     17,198
                                  ==============     ==============    =============    ==============    =============
Net investment gains (losses)
 on investments arising
 during the period                        32,609                  -                -           (11,413)          21,196
Reclassification adjustment
 for (gains) losses included
 in net income                            (5,230)                 -                -             1,830           (3,400)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -             (4,521)               -             1,582           (2,939)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -            2,816              (985)           1,831
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2014         $      63,363      $     (16,175)    $      4,942     $     (18,244)    $     33,886
                                  ==============     ==============    =============    ==============    =============

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013            2012
                                                                     -------------- --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         225  $         224   $         230
Fixed maturity securities, available-for - sale--all other                   61,979         37,569          89,176
Equity securities, available-for-sale                                             4             25              78
Derivatives designated as cash flow hedges (1)                                  159         (3,057)         (1,327)
Other investments                                                             1,221          1,447           1,823
                                                                     -------------- --------------  --------------
Net unrealized gains (losses) on investments                          $      63,588  $      36,208   $      89,980
                                                                     ============== ==============  ==============

(1)See Note 10 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                          2014
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                   Unrealized                 Unrealized                 Unrealized
                                      Fair Value    Losses       Fair Value    Losses      Fair Value     Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $          -  $         -  $          -  $        -  $          -  $          -
Public utilities                            4,733           21             -           -         4,733            21
All other corporate securities             28,586        1,556        21,517         355        50,103         1,911
Asset-backed securities                     1,988            5        11,387         147        13,375           152
Commercial mortgage-backed
 securities                                 9,016            9           402           4         9,418            13
Residential mortgage-backed
 securities                                   456            8             -           -           456             8
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $     44,779  $     1,599  $     33,306  $      506  $     78,085  $      2,105
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $      5,882  $       118  $          -  $        -  $      5,882  $        118
                                    ============= ============ ============= =========== ============= =============

                                                                        2013(1)
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                  Unrealized                 Unrealized                 Unrealized
                                     Fair Value     Losses      Fair Value     Losses     Fair Value      Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $      2,628  $       153  $          -  $        -  $      2,628  $        153
Public utilities                           41,750        2,211             -           -        41,750         2,211
All other corporate securities            143,863        7,529         2,612         213       146,475         7,742
Asset-backed securities                    31,499        1,068           642          16        32,141         1,084
Commercial mortgage-backed
 securities                                   397           10           268           4           665            14
Residential mortgage-backed
 securities                                   936            5             -           -           936             5
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $    221,073  $    10,976  $      3,522  $      233  $    224,595  $     11,209
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $         22  $         1  $          -  $        -  $         22  $          1
                                    ============= ============ ============= =========== ============= =============

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $1.2 million and $11.1 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $0.9 million and $0.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company's corporate securities and in asset-backed securities. At December 31, 2013, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, communications, and basic industry sectors of the Company's corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2014        2013
                                                    ----------- ----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     4,269 $    3,936
                                                    ----------- ----------
     Total securities pledged                       $     4,269 $    3,936
                                                    =========== ==========

As of December 31, 2014 and 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $4.5 million and $4.1 million, respectively, which was "Cash collateral for loaned securities".

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $38 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $0.6 million at December 31, 2014 and 2013, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2014           2013          2012
                                                                          --------------- ------------- ------------
                                                                                        (in thousands)
Balance, beginning of year                                                $       439,315 $     327,832 $    262,895
Capitalization of commissions, sales and issue expenses                            60,207        53,901       90,828
Amortization- Impact of assumption and experience unlocking and true-ups           23,034      (15,114)        1,044
Amortization- All other                                                          (60,726)        59,295      (8,189)
Change in unrealized investment gains and losses                                  (4,410)        13,402        4,870
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 12)                              -             -     (23,616)
                                                                          --------------- ------------- ------------
Balance, end of year                                                      $       457,420 $     439,315 $    327,832
                                                                          =============== ============= ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).

Ceded capitalization was $41 million, $48 million and $33 million in 2014, 2013 and 2012, respectively. Ceded amortization amounted to $28 million, $10 million and $11 million in 2014, 2013 and 2012, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $10 million and $24 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                 2014         2013
                                             ------------ ------------
                                                   (in thousands)
        Life insurance                       $    889,556 $    793,841
        Individual annuities                       20,220       13,642
        Policy claims and other liabilities       432,335      (34,946)
                                             ------------ ------------
        Total future policy benefits         $  1,342,111 $    772,537
                                             ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 7.0%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company's future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                  2014           2013
                                             -------------- --------------
                                                    (in thousands)
      Interest-sensitive life contracts      $    1,090,721 $    1,021,733
      Individual annuities                          222,252        184,067
      Guaranteed interest accounts                   32,217         33,691
      Other                                         130,613        121,173
                                             -------------- --------------
      Total policyholders' account balances  $    1,475,803 $    1,360,664
                                             ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.4% to 4.5%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.9% for other.

6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                  December 31, 2013
                                         ---------------------------------- ----------------------------------
                                         In the Event of At Annuitization / In the Event of At Annuitization /
                                              Death       Accumulation (1)       Death       Accumulation (1)
                                         --------------- ------------------ --------------- ------------------
                                                                    (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                            $    6,546,610    $          N/A   $    5,734,942    $          N/A
Net amount at risk                       $        2,887    $          N/A   $        3,592    $          N/A
Average attained age of contractholders              62               N/A               61               N/A
Minimum return or contract value
Account value                            $    2,020,664    $    7,837,167   $    1,933,573    $    6,958,377
Net amount at risk                       $       10,123    $      100,125   $        6,983    $       84,150
Average attained age of contractholders              65                62               64                61
Average period remaining until earliest
 expected annuitization                             N/A        0.02 years              N/A        0.07 years

(1)Includes income and withdrawal benefits as described herein

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                  In the Event of Death
                                           -----------------------------------
                                                     (in thousands)
  Variable Life, Variable Universal Life
   and Universal Life Contracts
  No Lapse Guarantees
  Separate account value                    $      726,853    $      710,080
  General account value                     $      440,913    $      383,074
  Net amount at risk                        $    9,970,707    $    8,551,482
  Average attained age of contractholders         52 years          52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                     (in thousands)
  Equity funds                              $    5,120,921    $    4,604,397
  Bond funds                                     2,836,575         2,630,424
  Money market funds                               402,526           263,476
                                            --------------    --------------
   Total                                    $    8,360,022    $    7,498,297
                                            ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $207.3 million and $170.2 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                           GMWB/GMIWB/G
                                                  GMDB                        GMIB             MAB              Total
                                    ---------------------------------   --------------------------------- ------------------
                                                     Variable Life,
                                                   Variable Universal
                                       Variable     Life & Universal
                                       Annuity            Life                  Variable Annuity
                                    -------------- ------------------   ---------------------------------

                                                                         (in thousands)
Balances as of December 31, 2011    $        1,405  $          24,439   $          1,554 $         76,996 $          104,394
  Incurred guarantee benefits (1)            1,566              8,864                736           39,676             50,842
  Paid guarantee benefits                    (360)              (224)                  -                -              (584)
                                    -------------- ------------------   ---------------- ---------------- ------------------

Balance as of December 31, 2012     $        2,611  $          33,079   $          2,290 $        116,672 $          154,652
  Incurred guarantee benefits (1)              116              6,802            (1,277)        (154,862)          (149,221)
  Paid guarantee benefits                    (147)                  -               (52)                -              (199)
  Other                                        109              2,574                 12                -              2,695
                                    --------------  -----------------   ---------------- ---------------- ------------------
  Balance as of December 31, 2013   $        2,689  $          42,455   $            973 $       (38,190) $            7,927
  Incurred guarantee benefits (1)            5,428             20,545                915          467,026            493,914
  Paid guarantee benefits                    (264)            (1,050)                  -                -            (1,314)
  Other                                        141              7,262                  6                -              7,409
                                    --------------  -----------------   ---------------- ---------------- ------------------

Balance as of December 31, 2014     $        7,994  $          69,212   $          1,894 $        428,836 $          507,936
                                    ============== ==================   ================ ================ ==================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                              2014          2013          2012
                                                                          -----------------------------------------

                                                                                       (in thousands)

Balance, beginning of year                                                $      88,350 $      70,728 $      48,101
Capitalization                                                                      842         1,793        19,219
Amortization- Impact of assumption and experience unlocking and true-ups          3,108         1,799         4,488
Amortization- All other                                                        (15,733)        13,501         (956)
Change in unrealized investment gains (losses)                                     (33)           529         (124)
                                                                          ------------- ------------- -------------
Balance, end of year                                                      $      76,534 $      88,350 $      70,728
                                                                          ============= ============= =============

7.   STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $60 million, $81 million and $66 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory surplus of the Company amounted to $352 million and $380 million at December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $60 million in 2015 without prior approval. The Company paid dividends to the parent company of $80 million and $155 million in 2014 and 2013 respectively. The Company did not pay a dividend 2012.

8.   INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                  2014            2013            2012
                                                             --------------- --------------- ---------------

                                                                             (in thousands)
Current tax expense (benefit):
  U.S.                                                       $        21,129 $        33,370 $        64,255
                                                             --------------- --------------- ---------------
  Total                                                               21,129          33,370          64,255
                                                             --------------- --------------- ---------------

Deferred tax expense (benefit):
  U.S.                                                              (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------
  Total                                                             (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------

Total income tax expense on continuing operations                   (10,224)          65,366          39,206
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                    8,958        (16,342)             177
  Additional paid-in capital                                           (177)              53           1,680
                                                             --------------- --------------- ---------------
Total income tax expense (benefit) on continuing operations  $       (1,443) $        49,077 $        41,063
                                                             =============== =============== ===============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company's actual income tax expense for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2014           2013            2012
                                                                         ----------------------------------------------

                                                                                         (in thousands)

Expected federal income tax expense (benefit)                            $        6,314 $        80,923 $        50,144
Non-taxable investment income                                                  (13,891)        (13,840)         (9,794)
Tax credits                                                                     (2,884)         (1,789)         (1,249)
Other                                                                               237              72             105
                                                                         -------------- --------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $     (10,224) $        65,366 $        39,206
                                                                         ============== =============== ===============

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the Internal Revenue Service ("IRS") released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2014              2013
                                          -----------------------------------

                                                    (in thousands)
   Deferred tax assets
     Insurance reserves                   $        152,757  $        120,815
     Other                                               -                 -
                                          ----------------  ----------------
     Deferred tax assets                  $        152,757  $        120,815
                                          ================  ================

   Deferred tax liabilities
     Deferred policy acquisition costs    $        107,495  $        106,577
     Deferred sales inducements                     26,787            30,923
     Net unrealized gains on securities             22,200            13,743
     Investments                                     6,884             3,382
     Other                                           1,161               531
                                          ----------------  ----------------
     Deferred tax liabilities             $        164,527  $        155,156
                                          ----------------  ----------------
   Net deferred tax asset (liability)     $        (11,770) $        (34,341)
                                          ================  ================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $18 million, $231 million and $143 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)
Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits - prior years                                             -        -          -
(Decreases) in unrecognized tax benefits- prior years                                            -        -          -
Increases in unrecognized tax benefits - current year                                            -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlement with taxing authorities                                                               -        -      (113)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction    Open Tax Years
                   ------------------------  ----------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                            As of December 31, 2014
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,581 $            -  $            -  $          27,581
Obligations of U.S. states
 and their political
 subdivisions                              -           41,189              -               -             41,189
Foreign government bonds                   -            6,493              -               -              6,493
Corporate securities                       -          745,717         10,796               -            756,513
Asset-backed securities                    -           29,120         10,092               -             39,212
Commercial mortgage-backed
 securities                                -           78,084              -               -             78,084
Residential mortgage-backed
 securities                                -           24,411              -               -             24,411
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total                                  -          952,595         20,888               -            973,483
Trading account assets:
Corporate securities                       -            9,679              -               -              9,679
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -            9,679              -               -              9,679
Equity securities, available
 for sale                                  -            8,203             92               -              8,295
Short-term investments                   470           14,999              -               -             15,469
Cash equivalents                      40,000           21,259              -               -             61,259
Other long-term investments                -            8,753            253          (1,424)             7,582
Reinsurance recoverables                   -                -        339,982               -            339,982
Receivables from parents and
 affiliates                                -           10,013          4,594               -             14,607
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total excluding separate
 account assets                       40,470        1,025,501        365,809          (1,424)         1,430,356
Separate account assets (2)                -       11,370,061          6,879               -         11,376,940
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      40,470 $     12,395,562 $      372,688  $      (1,424)  $      12,807,296
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        428,837               -            428,837
Payables to parent and
 affiliates                                -            1,424              -          (1,424)                 -
                               ------------- ---------------- --------------  --------------  -----------------
Total liabilities              $           - $          1,424 $      428,837  $       (1,424) $         428,837
                               ============= ================ ==============  ==============  =================

                                                            As of December 31, 2013
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,781 $            -  $            -  $          27,781
Obligations of U.S. states
 and their political
 subdivisions                              -            4,681              -               -              4,681
Foreign government bonds                   -           12,358              -               -             12,358
Corporate securities                       -          730,248          4,362               -            734,610
Asset-backed securities                    -           35,155         16,023               -             51,178
Commercial mortgage-backed
 securities                                -           66,839              -               -             66,839
Residential mortgage-backed
 securities                                -           29,894              -               -             29,894
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -          906,956         20,385               -            927,341
Equity securities, available
 for sale                                  -               37             79               -                116
Short-term investments                   182            4,998              -               -              5,180
Cash equivalents                           -           13,999              -               -             13,999
Other long-term investments                -            5,124              -          (5,124)                 -
Receivables from parents and
 affiliates                                -           30,581          3,138               -             33,719
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total excluding separate
   account assets                        182          961,695         23,602          (5,124)           980,355
Separate account assets (2)           60,601       10,168,133          6,692               -         10,235,426
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      60,783 $     11,129,828 $       30,294  $       (5,124) $      11,215,781
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        (38,190)              -            (38,190)
Payables to parent and
 affiliates                                -            5,125              -          (5,124)                 1
Other liabilities (3)                      -                -         43,340                             43,340
                               ------------- ---------------- --------------  --------------  -----------------
 Total liabilities             $           - $          5,125 $        5,150  $       (5,124) $           5,151
                               ============= ================ ==============  ==============  =================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)"Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(3)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4)For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under "Fixed maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 all derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level 2.

Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2014
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $      10,258   $        538  $      10,796
Asset-backed securities                                  101          9,991         10,092
Equity securities                                         92              -             92
Other long-term investments                                -            253            253
Reinsurance recoverables                             339,982              -        339,982
Receivables from parents and affiliates                    -          4,594          4,594
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets         350,433         15,376        365,809
Separate account assets                                6,879              -          6,879
                                               -------------   ------------  -------------
  Total assets                                 $     357,312   $     15,376  $     372,688
                                               =============   ============  =============
Future policy benefits                         $     428,837   $          -  $     428,837
                                               -------------   ------------  -------------
  Total liabilities                            $     428,837   $          -  $     428,837
                                               =============   ============  =============

                                                         As of December 31, 2013
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       4,362   $          -  $       4,362
Asset-backed securities                                   50         15,973         16,023
Equity securities                                         79              -             79
Receivables from parents and affiliates                    -          3,138          3,138
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets           4,491         19,111         23,602
Separate account assets                                6,692              -          6,692
                                               -------------   ------------  -------------
  Total assets                                 $      11,183   $     19,111  $      30,294
                                               =============   ============  =============
Future policy benefits                         $     (38,190)  $          -  $     (38,190)
Other liabilities                                     43,340              -         43,340
                                               -------------   ------------  -------------
  Total liabilities                            $       5,150   $          -  $       5,150
                                               =============   ============  =============

(1)Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                      As of December 31, 2014
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $     10,258 Discounted cash flow       Discount rate               10.47%    10.55%     10.48%       Decrease

 Reinsurance
 recoverables $    339,982 Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $    428,837 Discounted cash flow       Lapse rate (4)                  0%       14%                  Decrease
                                                      NPR spread (5)                  0%     1.30%                  Decrease
                                                      Utilization rate (6)           63%       96%                  Increase
                                                      Withdrawal rate (7)            74%      100%                  Increase
                                                      Mortality rate (8)              0%       14%                  Decrease
                                                      Equity Volatility curve        17%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

                                                      As of December 31, 2013
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $      4,362 Discounted cash flow       Discount rate                11.0%     11.0%     11.00%       Decrease
                           Market comparables         EBITDA multiples (2)          6.0X      7.0X     6.09X        Increase
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $   (38,190) Discounted cash flow       Lapse rate (4)                  0%       11%                  Decrease
                                                      NPR spread (5)               0.08%     1.09%                  Decrease
                                                      Utilization rate (6)           70%       94%                  Increase
                                                      Withdrawal rate (7)            86%      100%                  Increase
                                                      Mortality rate (8)              0%       13%                  Decrease
                                                      Equity Volatility curve        15%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

Other Liabilities  43,340 Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $6.9 and $6.7 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Fixed Maturities - Available For Sale
                                                     ------------------------------------
                                                                                              Equity
                                                                                            Securities,   Other Long-
                                                        Corporate         Asset-Backed     Available for     term
                                                        Securities         Securities          Sale       Investments
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        4,362    $        16,023    $         79  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                      168                 58               -              -
    Asset management fees and other income                         -                  -               -             (6)
    Interest credited to policyholders' account
     balances                                                      -                  -               -              -
    Included in other comprehensive income (loss)                449                (45)             13              -
 Net investment income                                            38                 40               -              -
 Purchases                                                    11,559                  -               -             66
 Sales                                                        (5,254)                 -               -              -
 Issuances                                                         -                  -               -              -
 Settlements                                                    (193)            (5,752)              -             (2)
 Transfers into Level 3 (2)                                      537              7,938               -              -
 Transfers out of Level 3 (2)                                   (870)            (8,170)              -              -
 Other (5)                                                         -                  -               -            195
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $       10,796    $        10,092    $         92  $         253
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $             -    $          -  $           -
    Asset management fees and other income            $            -    $             -    $          -  $          (6)

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Receivables from                        Separate
                                                       Parents and        Reinsurance         Account    Future Policy
                                                        Affiliates      Recoverables (4)    Assets (1)     Benefits
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        3,138    $       (43,340)   $      6,692  $      38,190
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        -            335,729               -       (409,978)
    Asset management fees and other income                         -                  -               -              -
    Interest credited to policyholders' account
     balances                                                      -                  -             187              -
    Included in other comprehensive income (loss)                (84)                 -               -              -
 Net investment income                                             -                  -               -              -
 Purchases                                                     4,000             47,593               -              -
 Sales                                                             -                  -               -              -
 Issuances                                                         -                  -               -        (57,049)
 Settlements                                                       -                  -               -              -
 Transfers into Level 3 (2)                                      992                  -               -              -
 Transfers out of Level 3 (2)                                 (3,452)                 -               -              -
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $        4,594    $       339,982    $      6,879  $    (428,837)
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $       335,135    $          -  $    (409,525)
    Asset management fees and other income            $            -    $             -    $          -  $           -
    Interest credited to policyholders' account
     balances                                         $            -    $             -    $        187  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Fixed Maturities Available For Sale
                                                -----------------------------------
                                                                                         Trading          Equity
                                                                                     Account Assets -   Securities,
                                                   Corporate         Asset-Backed         Equity       Available for
                                                   Securities         Securities        Securities         Sale
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $          6,073    $       18,301    $       1,390    $       1,067
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (87)                -                -              483
    Asset management fees and other income                     -                 -              109                -
    Interest credited to policyholders'
     account balances                                          -                 -                -                -
    Included in other comprehensive income
     (loss)                                                  (95)               86                -               11
 Net investment income                                        36               244                -                -
 Purchases                                                   352            12,016                -                -
 Sales                                                        (1)                -          (1,499)          (1,482)
 Issuances                                                     -                 -                -                -
 Settlements                                                (975)           (5,109)               -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (941)           (7,518)               -                -
 Other (4)                                                     -            (1,997)               -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          4,362    $       16,023    $           -    $          79
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $           -    $           -
    Asset management fees and other income      $              -    $            -    $          25    $           -

                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Receivables from
                                                  Parents and          Separate       Future Policy        Other
                                                   Affiliates     Account Assets (1)     Benefits     Liabilities (5)
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $            998    $        6,201    $    (116,673)   $      85,164
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                    -                 -          204,349         (169,386)
    Asset management fees and other income                     -                 -                -                -
    Interest credited to policyholders'
     account balances                                          -               491                -                -
   Included in other comprehensive income
    (loss)                                                    (9)                -                -                -
 Net investment income                                         -                 -                -                -
 Purchases                                                 3,648                 -                -           40,882
 Sales                                                    (2,497)                -                -                -
 Issuances                                                     -                 -          (49,486)               -
 Settlements                                                   -                 -                -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (999)                -                -                -
 Other (4)                                                 1,997                 -                -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          3,138    $        6,692    $      38,190    $     (43,340)
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $     202,622    $    (168,474)
    Asset management fees and other income      $              -    $            -    $           -    $           -
    Interest credited to policyholders'
     account balances                           $              -    $          491    $           -    $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                             Year Ended December 31, 2012
                                      -------------------------------------------------------------------------
                                         Fixed Maturities Available For Sale
                                      -----------------------------------------
                                                                    Commercial       Trading         Equity
                                                                    mortgage-    Account Assets -  Securties,
                                       Corporate     Asset-Backed     backed          Equity      available for
                                       Securities     Securities    securities      Securities        sale
                                      ------------  -------------  ------------  ---------------- -------------
                                                                    (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $      1,755  $      18,627  $          -    $      1,569   $       1,144
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            (468)            76             -               -            (122)
    Asset management fees and
     other income                                -              -             -            (179)              -
   Included in other comprehensive
    income (loss)                              116            355          (128)              -              45
 Net investment income                           8            337             1               -               -
 Purchases                                   4,704          5,302             -               -               -
 Sales                                         (30)             -             -               -               -
 Settlements                                (1,814)        (6,142)       (2,496)              -               -
 Transfers into Level 3 (2)                  4,826            200         2,623               -               -
 Transfers out of Level 3 (2)               (3,024)          (454)            -               -               -
                                      ------------  -------------  ------------    ------------   -------------
Fair Value, end of period
 assets/(liabilities)                 $      6,073  $      18,301  $          -    $      1,390   $       1,067
                                      ============  =============  ============    ============   =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $          -  $           -  $          -    $          -   $           -
    Asset management fees and
     other income                     $          -  $           -  $          -    $       (179)  $           -
    Interest credited to
     policyholders' account
     balances                         $          -  $           -  $          -    $          -   $           -

                                                                Year Ended December 31, 2012
                                           ---------------------------------------------------------------------
                                           Other Long-                  Receivables     Separate
                                              Term      Reinsurance     from Parents    Account    Future Policy
                                           Investments  Recoverables   and Affiliates  Assets (1)    Benefits
                                           ----------- --------------- -------------- ------------ -------------
                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                       $      18  $        53,677 $           -  $      5,995 $    (76,996)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                          (18)           1,491             -             -        (1,562)
    Asset management fees and other
     income                                         -                -             -             -             -
    Interest credited to policyholders'
     account balances                               -                -             -           206             -
   Included in other comprehensive
    income (loss)                                   -                -            (2)            -             -
 Net investment income                              -                -             -             -             -
 Purchases                                          -           29,997         1,000             -             -
 Sales                                              -                -             -             -             -
 Issuances                                          -                -             -             -       (38,115)
 Settlements                                        -                -             -             -             -
 Foreign currency translation                       -                -             -             -             -
 Transfers into Level 3 (2)                         -                -             -             -             -
 Transfers out of Level 3 (2)                       -                -             -             -             -
 Other (4)                                          -                -             -             -             -
                                            ---------  --------------- -------------  ------------ -------------
Fair Value, end of period
 assets/(liabilities)                       $       -  $        85,165           998         6,201      (116,673)
                                            =========  =============== =============  ============ =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                    $       -  $         2,126 $           -  $          - $      (2,670)
    Asset management fees and other
     income                                 $       -  $             - $           -  $          - $           -
    Interest credited to policyholders'
     account balances                       $       -  $             - $           -  $        206 $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.
(5)Other represents investment in Joint Ventures reported at fair value.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2014
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        8 $  287,293 $  287,301 $  283,057
   Policy loans                                                     -          -    182,560    182,560    182,560
   Other long term investments                                      -          -      1,278      1,278      1,128
   Cash and cash equivalents                                    1,612     38,048          -     39,660     39,660
   Accrued investment income                                        -     14,768          -     14,768     14,768
   Receivables from parents and affiliates                          -     25,148          -     25,148     25,155
   Other assets                                                     -      3,141          -      3,141      3,141
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,612 $   81,113 $  471,131 $  553,856 $  549,469
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  140,116 $   10,783 $  150,899 $  152,557
   Cash collateral for loaned securities                            -      4,455          -      4,455      4,455
   Short-term debt                                                  -     24,251          -     24,251     24,000
   Long-term debt                                                   -     97,862          -     97,862     97,000
   Payables to parent and affiliates                                -      4,244          -      4,244      4,244
   Other liabilities                                                -     34,432          -     34,432     34,432
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  305,360 $   10,783 $  316,143 $  316,688
                                                             ======== ========== ========== ========== ==========

                                                                              December 31, 2013
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  297,317 $  297,317 $  292,532
   Policy loans                                                     -          -    176,885    176,885    176,885
   Other long term investments                                      -          -        744        744        658
   Cash and cash equivalents                                    1,091     25,551          -     26,642     26,642
   Accrued investment income                                        -     15,024          -     15,024     15,024
   Receivables from parents and affiliates                          -     23,198          -     23,198     23,090
   Other assets                                                     -      3,941          -      3,941      3,941
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,091 $   67,714 $  474,946 $  543,751 $  538,772
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  130,026 $   10,956 $  140,982 $  143,294
   Cash collateral for loaned securities                            -      4,081          -      4,081      4,081
   Short-term debt                                                  -     24,569          -     24,569     24,000
   Long-term debt                                                   -    100,677          -    100,677     93,000
   Payables to parent and affiliates                                -      4,607          -      4,607      4,607
   Other liabilities                                                -     48,662          -     48,662     48,662
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  312,622 $   10,956 $  323,578 $  317,644
                                                             ======== ========== ========== ========== ==========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Reinsurance Ltd., or "Pruco Re" and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                          December 31, 2014                   December 31, 2013
                                                  ---------------------------------   ---------------------------------
                                                                 Gross Fair Value                    Gross Fair Value
                                                               --------------------                --------------------
              Primary Underlying                    Notional    Assets  Liabilities     Notional    Assets  Liabilities
------------------------------------------------  ---------------------------------------------------------------------

                                                                             (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
  Currency/Interest Rate
  Currency Swaps                                  $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Qualifying Hedges                           $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ============ ======== ==========    ============ ======== ==========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
  Interest Rate
  Interest Rate Swaps                             $     57,200 $  6,269 $        -    $     57,200 $  3,443 $        -
  Credit
  Credit Default Swaps                                   7,275      150      (451)           9,275       15      (499)
  Currency/Interest Rate
  Currency Swaps                                        25,370    1,049      (171)          10,370        -      (556)
  Equity
  Equity Options                                     1,875,551      446      (112)       1,870,001    1,666      (742)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Non-Qualifying Hedges                          1,965,396    7,914      (734)       1,946,846    5,124    (1,797)
                                                  ============ ======== ==========    ============ ======== ==========
Total Derivatives (1)                             $  2,009,617 $  8,754 $  (1,425)    $  1,988,102 $  5,124 $  (5,125)
                                                  ============ ======== ==========    ============ ======== ==========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $429 million and an asset of $38 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was an asset of $340 million and a liability of $43 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                     December 31, 2014
                                                -----------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/  Net
                                                Instruments   Position      Position     Collateral  Amount
                                                ----------- ------------- ------------- ------------ ------
                                                                      (in thousands)
Offsetting of Financial Assets:
Derivatives                                       $ 8,753      $(1,424)      $ 7,329      $ (7,194)   $135
Securities purchased under agreement to resell     38,048            -        38,048       (38,048)      -
                                                  -------      -------       -------      --------    ----
Total Assets                                      $46,801      $(1,424)      $45,377      $(45,242)   $135
                                                  =======      =======       =======      ========    ====
Offsetting of Financial Liabilities:
Derivatives                                       $ 1,424      $(1,424)      $     -      $      -    $  -
Securities sold under agreement to repurchase           -            -             -             -       -
                                                  -------      -------       -------      --------    ----
Total Liabilities                                 $ 1,424      $(1,424)      $     -      $      -    $  -
                                                  =======      =======       =======      ========    ====

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                       December 31, 2013
                                                ----------------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/     Net
                                                Instruments   Position      Position     Collateral     Amount
                                                ----------- ------------- ------------- ------------  ----------
                                                                         (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $    5,124   $    (5,124)  $         -  $          -  $        -
Securities purchased under agreement to resell      25,551             -        25,551       (25,551)          -
                                                ----------   -----------   -----------  ------------  ----------
Total Assets                                    $   30,675   $    (5,124)  $    25,551  $    (25,551) $        -
                                                ==========   ===========   ===========  ============  ==========
Offsetting of Financial Liabilities:
Derivatives                                     $    5,125   $    (5,124)  $         1  $          -  $        1
Securities sold under agreement to repurchase            -             -             -             -           -
                                                ----------   -----------   -----------  ------------  ----------
Total Liabilities                               $    5,125   $    (5,124)  $         1  $          -  $        1
                                                ==========   ===========   ===========  ============  ==========

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31, 2014
                                    --------------------------------------------------------------
                                     Realized                                          Accumulated
                                    Investment         Net                                Other
                                      Gains         Investment                        Comprehensive
                                     (Losses)         Income        Other Income     Income (Loss)(1)
                                    ------------    ------------    -------------    ----------------
                                                            (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $            -  $          (58) $            288 $              3,216
                                    ----------      ----------      ------------     ----------------
  Total cash flow hedges                     -             (58)              288                3,216
                                    ----------      ----------      ------------     ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                          4,713               -                 -                    -
  Currency/Interest Rate                 1,445               -                25                    -
  Credit                                   (43)              -                 -                    -
  Equity                                  (720)              -                 -                    -
  Embedded Derivatives                 (85,134)              -                 -                    -
                                    ----------      ----------      ------------     ----------------
  Total non-qualifying hedges          (79,739)              -                25                    -
                                    ----------      ----------      ------------     ----------------
  Total                         $      (79,739) $          (58) $            313 $              3,216
                                    ==========      ==========      ============     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                    Year Ended December 31, 2013
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           64 $     (301) $             (1,730)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              64       (301)               (1,730)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                             (4,050)              -          -                     -
  Currency/Interest Rate                      (110)              -         12                     -
  Credit                                    (1,016)              -          -                     -
  Equity                                    (3,875)              -          -                     -
  Embedded Derivatives                      27,755               -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               18,704               -         12                     -
                                    --------------      ----------     ------      ----------------
  Total                         $           18,704  $           64 $     (289) $             (1,730)
                                    ==============      ==========     ======      ================

                                                    Year Ended December 31, 2012
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $               (697)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              23          8                  (697)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                     -
  Currency                                       2               -          -                     -
  Currency/Interest Rate                      (147)              -         (6)                    -
  Credit                                      (285)              -          -                     -
  Equity                                      (211)              -          -                     -
  Embedded Derivatives                      (7,631)              -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               (5,624)              -         (6)                    -
                                    --------------      ----------     ------      ----------------
  Total                         $           (5,624) $           23 $        2  $               (697)
                                    ==============      ==========     ======      ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                    $  (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                     (1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013            (1,493)
Amount reclassified into current period earnings                                                 (237)
                                                                                     ----------------
Balance, December 31, 2013                                                                     (3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014             3,446
Amount reclassified into current period earnings                                                 (230)
Balance, December 31, 2014                                                                    $   159
                                                                                     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $0.2 million. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $1 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC ., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $83 million, $75 million, and $106 million during the years ended December 31, 2014, 2013, and 2012 respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,546 million at December 31, 2014 and $1,344 million at December 31, 2013. Fees related to these COLI policies were $26 million, $22 million and $16 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company ("PARCC"), Pruco Re, Prudential Arizona Reinsurance Term Company ("PAR Term"), Prudential Arizona Reinsurance Universal Company ("PAR U"), and Prudential Term Reinsurance Company ("Term Re"), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                              December 31,  December 31,
                                                  2014          2013
                                              ------------  ------------
                                                    (in thousands)
Reinsurance recoverables                        $1,436,470     $ 999,240
Policy loans                                       (11,388)      (12,340)
Deferred policy acquisition costs                 (211,128)     (207,517)
Other liabilities (reinsurance payables) (1)        37,934        76,499

(1)December 31, 2013 includes $43 million reclassed from reinsurance recoverables to other liabilities.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The reinsurance recoverables by counterparty is broken out below.

                                     Reinsurance Recoverables
                                -----------------------------------
                                December 31, 2014 December 31, 2013
                                ----------------- -----------------
                                          (in thousands)
PARCC                             $    482,487      $    482,633
PAR Term                               116,930            82,322
Prudential Insurance                    27,652            28,457
PAR U                                  446,182           397,776
Pruco Life                              17,469             6,008
Pruco Re (1)                           332,741                50
Term Re                                 11,039                 -
Unaffiliated                             1,970             1,994
                                  ------------      ------------
Total reinsurance recoverables    $  1,436,470      $    999,240
                                  ============      ============

(1)December 31, 2013 excludes $43 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

                                                                                2014          2013          2012
                                                                            ------------  ------------  ------------
                                                                                         (in thousands)
Premiums:
Direct                                                                      $    193,928  $    186,778  $    174,419
Assumed                                                                                -             -             -
Ceded                                                                           (179,605)     (171,885)     (160,286)
                                                                            ------------  ------------  ------------
  Net Premiums                                                                    14,323        14,893        14,133
                                                                            ------------  ------------  ------------
Policy charges and fee income:
Direct                                                                           287,766       239,758       206,296
Assumed                                                                                -             -             -
Ceded                                                                           (106,680)      (82,947)      (59,836)
                                                                            ------------  ------------  ------------
  Net policy charges and fee income                                              181,086       156,811       146,460
                                                                            ------------  ------------  ------------
Net investment income:
Direct                                                                            68,364        69,157        79,807
Assumed                                                                                -             -             -
Ceded                                                                               (492)         (504)         (152)
                                                                            ------------  ------------  ------------
  Net investment income                                                           67,872        68,653        79,655
                                                                            ------------  ------------  ------------
Net other income :
Direct                                                                             2,558         3,410         2,611
Assumed & Ceded                                                                        -             -         1,807
                                                                            ------------  ------------  ------------
  Net other income                                                                 2,558         3,410         4,418
                                                                            ------------  ------------  ------------
Interest credited to policyholders' account balance:
Direct                                                                            56,615        27,616        35,952
Assumed                                                                                -             -             -
Ceded                                                                            (10,785)      (10,443)       (4,000)
                                                                            ------------  ------------  ------------
  Net interest credited to policyholders' account balance                         45,830        17,173        31,952
                                                                            ------------  ------------  ------------
Policyholders' benefits (including change in reserves):
Direct                                                                           226,854       228,176       205,982
Assumed                                                                                -             -             -
Ceded                                                                           (200,249)     (205,283)     (170,293)
                                                                            ------------  ------------  ------------
  Net policyholders' benefits (including change in reserves)                      26,605        22,893        35,689
                                                                            ------------  ------------  ------------
Net reinsurance expense allowances, net of capitalization and amortization       (38,881)      (24,700)      (22,944)
Realized investment gains (losses) net:
Direct                                                                          (398,154)      199,483        12,097
Assumed                                                                                -             -             -
Ceded                                                                            324,884      (176,902)       (1,620)
                                                                            ------------  ------------  ------------
  Realized investment gains (losses) net                                    $    (73,270) $     22,581  $     10,477
                                                                            ------------  ------------  ------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Substantially all reinsurance contracts are with affiliates as of December 31, 2014, 2013 and 2012. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2014          2013          2012
                                           -------------  ------------  ------------
                                                         (in thousands)
Gross life insurance face amount in force  $ 114,395,367  $107,125,219  $101,793,986
Reinsurance ceded                           (103,951,166)  (97,197,953)  (92,025,256)
                                           -------------  ------------  ------------
Net life insurance face amount in force    $  10,444,201  $  9,927,266  $  9,768,730
                                           =============  ============  ============

Pruco Life

The Company reinsures certain COLI and Prudential Defined Income "(PDI)" policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

PAR U

Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all risks associated with its universal life policies.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $31 million, $26 million, and $19 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $7 million, $7 million, and $6 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2 million, $2 million, and $3 million for the years ended December 31, 2014, 2013, and 2012, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income
(Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                             Additional
                                                                              Paid-in
                                                                              Capital,       Realized
                                                                             Net of Tax     Investment Derivative
                                                                 Fair  Book  Increase/        Gain/      Gain/
     Affiliate         Date   Transaction      Security Type     Value Value (Decrease)       (Loss)     (Loss)
      ---------       ------- -----------      -----------       ----- ----- ---------- -   ---------- ----------
                                                                                  (in millions)
Prudential Insurance  Sep-13   Sale        Commercial Mortgages  $   2 $   2   $   1          $   -      $   -
Prudential Insurance  Dec-14   Purchase    Commercial Mortgages  $   6 $   5   $   -          $   -      $   -

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                                 Amount of Notes-    Amount of Notes-
Affiliate                           Date Issued   December 31, 2014   December 31, 2013   Interest Rate   Date of Maturity
---------                         ------------- ------------------- ------------------- --------------- ------------------
                                                     (in thousands)
Prudential Financial               12/16/2011           22,000              33,000       2.99% - 3.61%  12/2014 - 12/2016
Washington Street Investment       12/17/2012           39,000              52,000       1.21% - 1.87%  12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000               9,000               2.24%         12/15/2018
Prudential Financial               11/15/2013           23,000              23,000               3.19%         12/15/2020
Prudential Financial               12/15/2014            5,000                   -               2.57%         12/15/2019
Prudential Financial               12/15/2014           23,000                   -               3.14%         12/15/2021
                                                    ----------          ----------
Total Loans Payable to Affiliate                    $  121,000          $  117,000
                                                    ==========          ==========

The total interest expense to the Company related to loans payable to affiliates was $2.8 million, $2.3 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life. In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


13.   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                   March 31   June 30  September 30 December 31,
                                                   --------------------------------------------
                                                                  (in thousands)
2014
Total revenues                                     $  59,537 $  73,806  $  45,046    $  52,444
Total benefits and expenses                           48,788    47,651     44,434       71,919
Income (loss) from operations before income taxes     10,749    26,155        612      (19,475)
Net income (loss)                                  $   8,429 $  21,382  $   4,732    $  (6,278)
                                                   ========= =========  =========    =========

2013
Total revenues                                     $  80,971 $  85,711  $  43,895    $  89,523
Total benefits and expenses                           21,433    25,360    (15,688)      37,786
Income (loss) from operations before income taxes     59,538    60,351     59,583       51,737
Net income (loss)                                  $  43,332 $  41,997  $  39,540    $  40,974
                                                   ========= =========  =========    =========

Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out of period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2014 and 2013; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b) (2) List of Broker Dealers selling under Original Selling Agreement.
(Note 8)

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 8)

(4)(a) Specimen Variable Annuity Contract (including schedule pages) (P-BBND(2/13)-NY). (Note 11)

(4)(b) Specimen Lifetime Income with Death Benefit Rider
(P-RID-LI-DB(5/14)-NY). (Note 15)

(4)(c) Specimen Medically Related Surrender Endorsement (P-END-MRS(2/13)-NY). (Note 11)

(4)(d) Specimen Individual Retirement Annuity Endorsement P-END-IRA (2/10) - NY. (Note 10)

(4)(e) Specimen Roth Individual Retirement Annuity Endorsement P-END-ROTH (2/10) - NY. (Note 10)

(4)(f) Specimen Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (2/10) - NY. (Note 10)

(4)(g) Specimen Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (2/10) - NY. (Note 10)

(4)(h) Specimen 403(b) Annuity Endorsement (P-END-403 (2/10) - NY. (Note 10)

(4)(i) Amendatory Tax Endorsement (Note 13)

(5) Application for Variable Annuity Contract (including schedule pages) (P-BBND-APP(2/13)-NY). (Note 11)

(6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 14)

(7) Contracts of reinsurance -- Not applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of AST Fund Participation Agreement. (Note 6)

(b) Shareholder Information Agreement (Sample Rule 22C-2). (Note 7)

(c) Amendment to Fund Participation Agreement. (Note 13)

(9) Opinion of Counsel. (Note 11)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) John Chieffo (Note 1)

(b) Yanela C. Frias (Note 1)

(c) Bernard J. Jacob (Note 1)

(d) Richard F. Lambert (Note 1)

(e) Robert F. O'Donnell (Note 17)

(f) Kent D. Sluyter (Note 1)

(g) Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to
Form N-4, Registration No. 333-162678, as filed February 3, 2010 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-184542, filed January 31, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4, Registration No. 333-184542, filed February 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 1 to
Form N-4, Registration No. 333-184542, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to the Annual Report on Form 10-k for the year ended December 31, 2013, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, Registration No. 333-184542, filed January 28, 2014 on behalf of Pruco Life Insurance Company of New Jersey.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 4 to
Form N-4, Registration Statement No. 333-184542, filed April 11 2014, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 5 to
Form N-4, Registration Statement No. 333-184542, filed January 22, 2015, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

 NAME AND PRINCIPAL BUSINESS ADDRESS     POSITION AND OFFICES WITH DEPOSITOR
 -------------------------------------  -------------------------------------

 Yanela C. Frias                        Vice President, Director, Chief
 213 Washington Street                  Accounting Officer, and Chief
 Newark, New Jersey 07102-2917          Financial Officer

 John Chieffo                           Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Lynn K. Stone                          Vice President, Chief Legal Officer,
 One Corporate Drive                    and Secretary
 Shelton, Connecticut 06484-6208

 Theresa M. Dziedzic                    Senior Vice President, Chief Actuary,
 751 Broad Street                       and Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                       Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Richard F. Lambert                     Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                      Senior Vice President and Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Robert F. O'Donnell                    Director, Chief Executive Officer,
 One Corporate Drive                    and President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Kenneth Y. Tanji                       Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under
Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration
No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 1,933 Qualified contract owners and 968 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

 NAME                                   POSITIONS AND OFFICES WITH UNDERWRITER
 -------------------------------------  --------------------------------------

 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Bruce Ferris                           Director, President and Chief
 One Corporate Drive                    Executive Officer
 Shelton, Connecticut 06484-6208

 Christopher J. Hagan                   Chief Operating Officer and Vice
 2101 Welsh Road                        President
 Dresher, PA 19025-5000

 Yanela C. Frias                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Rodney R. Allain                       Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Dawn M. LeBlanc                        Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Steven P. Marenakos                    Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Mark Livesay                           Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 John D. Rosero                         Vice President, Secretary and Chief
 213 Washington Street                  Legal Officer
 Newark, New Jersey 07102-2917

 Elizabeth Marin                        Treasurer
 751 Broad Street
 Newark, New Jersey 07102-2917

 Steven Weinreb                         Chief Financial Officer and Controller
 Three Gateway Center
 Newark, New Jersey 07102-4061

 Michael B. McCauley                    Vice President and Chief Compliance
 One Corporate Drive                    Officer
 Shelton, Connecticut 06484-6208

 Robert R. Costello                     Vice President
 2101 Welsh Road
 Dresher, Pennsylvania 19025-5000

 Patricia L. Kelley                     Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Andrew A. Morawiec                     Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 William D. Wilcox                      Vice President
 280 Trumbull Street
 Hartford, Connecticut 06103-3509

 Richard W. Kinville                    AML Officer
 751 Broad Street
 Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life of New Jersey.

                       NET UNDERWRITING
 NAME OF PRINCIPAL      DISCOUNTS AND   COMPENSATION   BROKERAGE
 UNDERWRITER             COMMISSIONS    ON REDEMPTION COMMISSIONS COMPENSATION
 -----------------     ---------------- ------------- ----------- ------------
 Prudential Annuities
   Distributors, Inc.*   $81,734,930        $-0-         $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 10th day of April 2015.

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
-------------------------------------
Robert F. O'Donnell
President and Chief Executive Officer

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -------------------------------------
     Robert F. O'Donnell
     President and Chief Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                         TITLE                    DATE

/s/ Robert F. O'Donnell         Director, President and Chief   April 10, 2015
------------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*                Chief Financial Officer, Chief  April 10, 2015
------------------------------  Accounting Officer, Vice
Yanela C. Frias                 President and Director
                                (Principal Accounting Officer)

John Chieffo*                   Director                        April 10, 2015
------------------------------
John Chieffo

Kenneth Y. Tanji*               Director                        April 10, 2015
------------------------------
Kenneth Y. Tanji

Bernard J. Jacob*               Director                        April 10, 2015
------------------------------
Bernard J. Jacob

Richard F. Lambert*             Director                        April 10, 2015
------------------------------
Richard F. Lambert

Kent D. Sluyter*                Director                        April 10, 2015
------------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     ----------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS


(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Powers of Attorney:

(a)  John Chieffo

(b)  Yanela C. Frias

(c)  Bernard J. Jacob

(d)  Richard F. Lambert

(f)  Kent D. Sluyter

(g)  Kenneth Y. Tanji